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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  06/30/06
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

GE Investments Funds, Inc.

U.S. Equity Fund



Semi-Annual Report

JUNE 30, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.
U.S. Equity Fund                                                     Contents
-----------------------------------------------------------------------------

NOTES TO PERFORMANCE...................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS.............................     2

NOTES TO SCHEDULE OF INVESTMENTS.......................................     9

FINANCIAL STATEMENTS

     Financial Highlights..............................................    10

     Statement of Assets and Liabilities...............................    11

     Statement of Operations...........................................    12

     Statements of Changes in Net Assets...............................    13

     Notes to Financial Statements.....................................    14

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL..........................    18

ADDITIONAL INFORMATION.................................................    21

INVESTMENT TEAM........................................................    24





This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio, the assets of which were transferred to the GE Investments U.S. Equity Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

U.S. Equity Fund
--------------------------------------------------------------------------------


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES RICHARD L. SANDERSON, PAUL C. REINHARDT, STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN (PICTURED BELOW FROM TOP LEFT TO BOTTOM RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS CO-MANAGES ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND.

RICHARD L. SANDERSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE U.S. EQUITY FUND SINCE SEPTEMBER 1997. MR. SANDERSON JOINED GE ASSET MANAGEMENT IN OCTOBER 1995 AS VICE PRESIDENT -- DOMESTIC EQUITIES.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE DECEMBER 1998. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the U.S. Equity Fund returned 3.35%. The S&P 500 Index, the Fund's benchmark, returned 2.70% and the Fund's Lipper peer group of 222 Large-Cap Core funds returned an average of 1.25% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. The U.S. stock market began the year on a bullish note, however volatility rose by the end of the period, upsetting all global financial markets. The S&P 500 rallied through April as investors anticipated an end to the Federal Reserve's tightening campaign. By May 10th, the Dow Jones Industrials were up more than 8% for the year, less than 100 points short of the record. However as growth persisted and inflationary data mounted, Federal Reserve members became more


[PHOTO OMITTED]

                                                                             Q&A

     hawkish in their public comments. At the same time, central bankers around the world tightened monetary policy, reducing appetite for risk. Investors began to worry about the sustainability of the global expansion, given the inflation and liquidity concerns. For most of May and June riskier asset classes--from developing country stocks to industrial commodities to Florida condos--came under pressure. U.S. equities swooned amid the uncertainty, and the Dow gave back half of the year's gains.

     Technology and health care were hit the hardest in this environment, and were the only sectors posting negative returns year-to-date. In fact, health care dropped to a 12-month low in the last week of June, while consumer staples registered a new high. This contrasting performance between two defensive sectors highlighted the importance of careful stock selection in a volatile market. Value continued to lead growth as the Russell 1000 Value Index gained 6.6% year-to-date, while the Russell 1000 Growth Index lost -0.9%.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection within information technology was the primary contributor to Fund performance over the past six months as many of the higher quality names that held performance back last year performed well in the first half of 2006. For example, Oracle (18.7%) rallied on synergies from recent acquisitions, Intuit (13.6%) had a strong TurboTax season, and electronic components manufacturer Molex (17.4%) surged in a favorable business environment. In a reversal from last year, not owning Apple (-20.3%) helped portfolio returns. In addition, First Data Corp. (5.0%) also boosted performance as the technology services company announced a spin-off of its Western Union business. All of these positives more than offset the drag from Microsoft (-10.3%), which has been suffering a competitive assault from Google; however, we remained invested in light of upcoming major new product introductions. Within energy, positive stock selection in the oilfield services area helped our holdings to return 18.6% versus 13.7% for the benchmark. In a positive environment for industrials stocks, Dover (22.6%), Eaton (13.5%), Textron (20.8%) and Deere (23.8%) led our holdings to outpace the benchmark sectors by almost 2%. On the other hand, financials, telecommunications services and consumer discretionary detracted from performance year-to-date, but not enough to offset the aforementioned positives. Within financials, American International Group's (-13.0%) international business suffered in the second quarter, while Freddie Mac (-11.4%) languished amidst uncertain operating conditions for GSE's. Underweighting real estate investment trusts hurt relative performance, as REITs rose over 14% since the beginning of the year. And underweighting commercial banks also hurt, despite particular strength in our SunTrust (6.8%) holding. Telecom lagged the index due to our lack of exposure to traditional telecom services companies, which rallied close to 20% during the period. The Bells have benefited from restructuring initiatives and heightened M&A activity. BellSouth has risen 36.2% so far this year on their announced combination with AT&T (16.9%)--both of which we do not own. Despite renewed strength within the media stocks, the consumer discretionary sector as a whole has lagged as investors expressed caution on the consumer. In this environment, holdings such as Carnival (-21.1%), Home Depot (-10.9%) and Target (-10.8%) have held back returns.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We have remained steadfastly committed to investing in high quality large-cap stocks with predictable and steady earnings growth, and that discipline served us well during the period. As energy prices have soared and interest rates have risen, we have increased our exposure to the less cyclical health care sector. Valuation compression in the markets has also given us the opportunity to increase our exposure to information technology, a sector with above-average earnings growth. Given a more financially challenged consumer, we have been cautious on consumer-related sectors, and favor companies with sustainable growth prospects (e.g., within specialty retail and consumer staples), or where valuations have been compressed (e.g., media). We have remained underweight in financials in this environment. We did take some profits in industrials during the period.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JANUARY 1, 2006 - JUNE 30, 2006
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                   THE PERIOD ($)                  THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,033.47                           3.24
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.44                           3.16
----------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.63% (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).
 ** ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 3.35%.

U.S. Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       GEI U.S. Equity              S&P 500 Index

6/96                   $   10000.00                 $    10000.00
12/96                      11084.58                      11172.20
12/97                      14646.54                      14891.40
12/98                      18075.52                      19164.94
12/99                      21619.56                      23202.58
12/00                      21492.00                      21071.78
12/01                      19670.97                      18561.71
12/02                      15881.79                      14459.22
12/03                      19578.38                      18613.09
12/04                      21177.22                      20638.45
12/05                      21708.53                      21653.55
6/06/                      22435.12                      22238.88


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006


                                   SIX     ONE    FIVE     TEN
                                 MONTHS   YEAR    YEAR    YEAR
--------------------------------------------------------------
U.S. Equity Fund                 3.35%   7.22%   1.95%   8.42%
--------------------------------------------------------------
S&P 500 Index                    2.70%   8.63%   2.49%   8.32%
--------------------------------------------------------------
Lipper peer group average*       1.25%   7.82%   1.55%   6.57%
--------------------------------------------------------------
Inception date                  1/3/95
==============================================================

            U.S. Equity Fund (ending value $22,435)
            S&P 500 Index (ending value $22,239)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.



TOP TEN HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
==============================================================
 Exxon Mobil Corp.                                       3.45%
--------------------------------------------------------------
 Microsoft Corp.                                         2.87%
--------------------------------------------------------------
 Bank of America Corp.                                   2.74%
--------------------------------------------------------------
 First Data Corp.                                        2.57%
--------------------------------------------------------------
 Pfizer Inc.                                             2.54%
--------------------------------------------------------------
 PepsiCo, Inc.                                           2.52%
--------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.25%
--------------------------------------------------------------
 American International Group, Inc.                      2.09%
--------------------------------------------------------------
 The Coca-Cola Co.                                       1.89%
--------------------------------------------------------------
 Wyeth                                                   1.70%
==============================================================


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
========================================
Market Value of $99,865 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Financials 16.8%
Information Technology 16.1%
Healthcare 13.0%
Consumer Discretionary 10.6%
Industrials 10.2%
Consumer Staples 9.5%
Energy 8.8%
Short-Term 7.0%
Materials 3.3%
Utilities 2.5%
Telecommunication Services 2.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR AND TEN-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE FUNDS PEER GROUP CONSISTING OF 222, 220, 147 AND 60 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE

PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 94.7%+


CONSUMER DISCRETIONARY -- 11.1%

Autozone, Inc..................       3,901 $     344,068(a,e)
Bed Bath & Beyond, Inc.........      16,658       552,546(a)
Cablevision Systems Corp.
  (Class A)                         9,67120          7,443
Carnival Corp..................      14,506       605,480
CBS Corp.......................       8,941       241,854
Comcast Corp. (Class A)........      45,203     1,481,754(a)
Federated Department Stores Inc.      5,319       194,675
Koninklijke Philips
   Electronics N.V. ADR.........     10,936       340,547
Liberty Global, Inc. (Series A)       2,878        61,877(a,e)
Liberty Global, Inc. (Series C)      28,507       586,389(a)
Liberty Media Holding Corp -
   Capital (Series A)...........      5,410       453,196(a)
Liberty Media Holding Corp -
   Interactive (Series A).......     27,048       466,848(a)
News Corp. (Class A)...........      16,118       309,143
Omnicom Group, Inc.............      12,576     1,120,396
Ross Stores, Inc...............       9,107       255,451
Staples, Inc...................       6,286       152,876
Starwood Hotels & Resorts
   Worldwide, Inc...............      4,030       243,170
Target Corp....................      16,668       814,565
The Home Depot, Inc............      29,496     1,055,662
Time Warner, Inc...............      32,236       557,683
Viacom Inc. (Class B)..........      13,781       493,911(a)
                                               10,539,534

CONSUMER STAPLES -- 10.0%

Alberto-Culver Co..............       8,140       396,581(a)
Altria Group, Inc..............         820        60,213
Clorox Co......................      19,324     1,178,184
Colgate-Palmolive Co...........      20,710     1,240,529
Diageo PLC ADR.................       2,619       176,913(e)
General Mills, Inc.............       7,334       378,874
Kellogg Co.....................      17,266       836,192(e)
Kimberly-Clark Corp............       5,400       333,180
PepsiCo, Inc...................      41,964     2,519,519(d)
Procter & Gamble Co............       6,524       362,734
Sara Lee Corp..................       8,046       128,897
The Coca-Cola Co...............      43,969     1,891,546
                                                9,503,362

ENERGY -- 9.3%

EnCana Corp....................       3,536       186,135
EOG Resources, Inc.............      10,477       726,475
Exxon Mobil Corp...............      56,220     3,449,097(d)

                                      NUMBER
                                   OF SHARES         VALUE


Halliburton Co.................      14,626 $   1,085,395
Hess Corp......................      14,303       755,914
Occidental Petroleum Corp......       8,402       861,625
Schlumberger Ltd...............      17,730     1,154,400
Transocean Inc.................       7,328       588,585(a)
                                                8,807,626

FINANCIALS -- 17.1%

AFLAC Incorporated.............       9,429       437,034
Allstate Corp..................      14,587       798,347
American Express Co............       5,077       270,198
American International Group, Inc.   35,380     2,089,189
Bank of America Corp...........      56,958     2,739,680
Berkshire Hathaway, Inc. (Class B)      123       374,289(a,e)
BlackRock Inc. (Class A).......       1,289       179,390(e)
Chubb Corp.....................       8,865       442,364
Citigroup, Inc.................      20,551       991,380
Everest Re Group, Ltd..........       2,257       195,389
Federal Home Loan
   Mortgage Corp................     13,056       744,323
Federal National Mortgage Assoc.     16,682       802,404
HCC Insurance Holdings, Inc....       6,286       185,060
Mellon Financial Corp..........      28,179       970,203
Merrill Lynch & Company, Inc...       8,488       590,425
Metlife, Inc...................      19,745     1,011,141
Morgan Stanley.................       6,838       432,230
Prudential Financial, Inc......       3,345       259,907(e)
State Street Corp..............      17,963     1,043,471(c)
SunTrust Banks, Inc............      15,079     1,149,925
The Bank of New York Company, Inc.    3,868       124,550
US Bancorp.....................      10,345       319,454
Wells Fargo & Co...............       1,179        79,087
                                               16,229,440

HEALTHCARE -- 13.6%

Abbott Laboratories............      25,386     1,107,083(d)
Advanced Medical Optics, Inc...       2,498       126,649(a,e)
Aetna, Inc.....................      20,773       829,466
Amgen, Inc.....................      22,043     1,437,865(a)
Baxter International, Inc......      15,715       577,683
Eli Lilly & Co.................       5,319       293,981
Gilead Sciences, Inc...........       3,385       200,257(a)
GlaxoSmithKline PLC ADR........       8,295       462,861
Johnson & Johnson..............      26,497     1,587,700
LIncare Holdings Inc...........      12,250       463,540(a,e)
Medco Health Solutions, Inc....       7,817       447,758(a)
Medtronic Inc..................       5,591       262,330
Novartis AG ADR................       5,561       299,849
Pfizer Inc.....................     108,220     2,539,923
Quest Diagnostics Inc..........       3,143       188,329
Thermo Electron Corp...........       2,176        78,858(a)
UnitedHealth Group Incorporated       7,556       338,358
Wyeth..........................      38,200     1,696,462
                                               12,938,952


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
INDUSTRIALS -- 8.4%

ABB Ltd. ADR...................      21,760 $     282,010
Burlington Northern Santa Fe Corp.    2,908       230,459
Cooper Industries Ltd..........       2,821       262,127
Corinthian Colleges, Inc.......       7,459       107,111(a,e)
CSX Corp.......................       3,062       215,687
Deere & Co.....................       6,286       524,818
Dover Corp.....................      27,981     1,383,101(d)
Eaton Corp.....................      12,584       948,834
General Dynamics Corp..........       4,755       311,262
Honeywell International Inc....       1,451        58,475
ITT Industries, Inc............       2,579       127,661
Northrop Grumman Corp..........       7,092       454,314
Rockwell Collins, Inc..........       2,015       112,578
Southwest Airlines Co..........      25,789       422,166
Textron Inc....................       5,835       537,870
3M Co..........................       1,612       130,201
Tyco International Ltd.........      25,762       708,455
United Technologies Corp.......      15,033       953,393
Waste Management, Inc..........       5,883       211,082
                                                7,981,604

INFORMATION TECHNOLOGY -- 16.9%

Activision, Inc................       9,671       110,056(a)
Adobe Systems Incorporated.....       8,172       248,102(a)
Analog Devices, Inc............      29,351       943,341
Applied Materials, Inc.........       5,641        91,835(d)
Automatic Data Processing, Inc.      11,086       502,750
Checkfree Corp.................       2,418       119,836(a)
Cisco Systems, Inc.............      68,341     1,334,700(a)
Dell, Inc......................      11,283       275,418(a)
eBay, Inc......................      12,421       363,811(a)
EMC Corporation................      24,588       269,730(a)
Fidelity National Information
   Services, Inc................      4,513       159,760
First Data Corp................      56,978     2,566,289
Hewlett-Packard Co.............       6,352       201,231
Intel Corp.....................      32,236       610,872
International Business
   Machines Corp................     10,477       804,843
Intuit Inc.....................       8,865       535,357(a)
Linear Technology Corp.........       6,915       231,583
Microchip Technology Inc.......       7,092       237,937
Microsoft Corp.................     122,909     2,863,780
Molex, Inc. (Class A)..........      25,467       731,667
Oracle Corp....................     107,992     1,564,804(a)
Sun Microsystems, Inc..........      30,104       124,932(a)
Texas Instruments Incorporated.      12,411       375,929
Xerox Corp.....................      11,283       156,947(a)
Yahoo! Inc.....................      20,309       670,197(a)
                                               16,095,707

MATERIALS -- 3.4%

Air Products & Chemicals, Inc..       6,286       401,801(e)
Barrick Gold Corp..............      21,051       623,110
Dow Chemical Co................       4,674       182,426

                                      NUMBER
                                   OF SHARES         VALUE
Freeport-McMoRan Copper &
   Gold Inc. (Class B)..........     10,362 $     574,158
Monsanto Co....................      13,599     1,144,900
Praxair, Inc...................       4,191       226,314
Weyerhaeuser Co................       1,531        95,305(e)
                                                3,248,014

TELECOMMUNICATION SERVICES -- 2.3%

Alltel Corp....................      11,031       704,109
Sprint Corporation.............      25,509       509,925
Verizon Communications Inc.....      17,327       580,281(d)
Vodafone Group PLC ADR.........      20,830       443,679
                                                2,237,994

UTILITIES -- 2.6%

American Electric Power
   Company, Inc.................      4,835       165,599
Constellation Energy Group, Inc.      7,253       395,434
Dominion Resources, Inc........       7,253       542,452
Duke Energy Corp...............       9,671       284,037
Entergy Corp...................       3,788       268,001
FirstEnergy Corp...............       2,418       131,080
PG&E Corp......................       6,791       266,750(e)
PPL Corp.......................       5,885       190,086
Southern Co....................       6,317       202,460(e)
                                                2,445,899

TOTAL COMMON STOCK
 (COST $84,038,433)...........                90,028,132


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.9%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund....................      17,383       561,123(g)
Industrial Select Sector
   SPDR Fund....................      66,472     2,246,754(g)

TOTAL EXCHANGE TRADED FUNDS
 (COST $2,251,453)............                 2,807,877


TOTAL INVESTMENTS IN SECURITIES
 (COST $86,289,886)...........                92,836,009


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.4%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 4.3%

GEI Short Term Investment Fund
  6.93%........................   4,087,911     4,087,911(b,f)


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 3.1%

State Street Navigator Securities
   Lending Prime Portfolio
  5.25%........................   2,941,221  $  2,941,221(b,c)

TOTAL SHORT-TERM INVESTMENTS
 (COST $7,029,132)............                 7,029,132


TOTAL INVESTMENTS
 (COST $93,319,018)...........                99,865,141


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (5.0)%.................               (4,777,322)
                                              ------------

NET ASSETS-- 100.0% ...........               $95,087,819
                                              ===========
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

     The GEI U.S. Equity had the following long futures contracts open at June 30, 2006 (unaudited):


                               NUMBER     CURRENT
                 EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE     DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
   Futures     September 2006     2      $641,250     $(1,545)


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)  All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+    Percentages are based on net assets as of June 30, 2006.

Abbreviations:

ADR  American Depository Receipt
SPDR Standard & Poors Depository Receipts
TBA  To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUND
                                                     6/30/06+    12/31/05     12/31/04      12/31/03    12/31/02      12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --            --          --        1/3/95
Net asset value, beginning of period.........         $34.06       $33.61       $31.48        $25.75      $32.21        $35.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income.....................           0.20         0.39         0.44          0.26        0.24          0.23
   Net realized and unrealized
      gains/(losses) on investments..........           0.94         0.46         2.13          5.73       (6.45)        (3.24)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
      OPERATIONS                                        1.14         0.85         2.57          5.99       (6.21)        (3.01)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income.....................             --         0.40         0.44          0.26        0.25          0.22
   Net realized gains........................             --           --           --            --          --          0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..........................             --         0.40         0.44          0.26        0.25          0.34
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............         $35.20       $34.06       $33.61        $31.48      $25.75        $32.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A).............................           3.35%        2.51%        8.17%        23.28%    (19.26)%        (8.47)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)..        $95,088      $98,883     $112,545      $114,123    $102,112      $115,578
   Ratios to average net assets:
      Net investment income*.................           1.14%        1.06%        1.30%         0.95%       0.87%         0.78%
      Expenses*..............................           0.63%        0.63%        0.63%         0.61%       0.58%         0.58%
   Portfolio turnover rate...................             24%          40%          30%           39%         37%           48%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   U.S.
                                                                                                                  EQUITY
                                                                                                                   FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $86,289,886)...............................................    $  92,836,009
   Short-term Investments (at amortized cost) ............................................................        2,941,221
   Short-term affiliated investments (at amortized cost)..................................................        4,087,911
   Receivable for investments sold........................................................................          736,952
   Income receivables ....................................................................................          112,447
   Receivable for fund shares sold........................................................................            1,746
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................      100,716,286
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................................................        2,941,221
   Payable for investments purchased .....................................................................        2,594,325
   Payable for fund shares redeemed.......................................................................           45,867
   Payable to GEAM........................................................................................           45,519
   Variation margin payable...............................................................................            1,535
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................        5,628,467
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $  95,087,819
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................       93,867,796
   Undistributed (distribution in excess of) net investment income .......................................          547,786
   Accumulated net realized gain (loss)...................................................................       (5,872,340)
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................................................        6,546,123
      Futures.............................................................................................           (1,545)
      Foreign currency related transactions...............................................................               (1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $  95,087,819
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................        2,701,327
Net asset value per share.................................................................................           $35.20

* Includes $2,882,992 of securities on loan


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                                                 U.S.
                                                                                               EQUITY
                                                                                                FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .......................................................................     $   815,231
      Interest* ......................................................................           2,159
      Interest from affliated investments ............................................          35,162
      Less: Foreign taxes withheld ...................................................          (2,586)
-------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .....................................................................         849,966
-------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ...............................................         265,499
      Custody and accounting expenses ................................................          22,655
      Professional fees ..............................................................           7,491
      Trustee's fees .................................................................           1,437
      Registration expenses ..........................................................             361
      Transfer agent .................................................................             108
      Other expenses .................................................................           4,629
-------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ...................................................................         302,180
-------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .....................................................         547,786
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .................................................................       4,903,379
         Futures .....................................................................          16,135
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .................................................................      (2,094,336)
         Futures .....................................................................         (22,270)
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments .........................       2,802,908
-------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................      $3,350,694
-------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, was $2,159.

See Notes to Financial Statements.

Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           U.S.
                                                                                                          EQUITY
                                                                                                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006      DECEMBER 31,
                                                                                             (UNAUDITED)           2005
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss).....................................................     $   547,786       $  1,112,245
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps.........................................       4,919,514          7,703,126
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation..........      (2,116,606)        (6,433,765)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations...........................................       3,350,694          2,381,606
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................              --         (1,138,355)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................              --         (1,138,355)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions.................       3,350,694          1,243,251
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares......................................................       3,674,543          2,289,141
     Value of distributions reinvested.................................................              --          1,138,344
     Cost of shares redeemed...........................................................     (10,820,319)       (18,333,312)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions...................................      (7,145,776)       (14,905,827)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................      (3,795,082)       (13,662,576)

NET ASSETS
   Beginning of period.................................................................      98,882,901        112,545,477
------------------------------------------------------------------------------------------------------------------------------------
   End of period.......................................................................     $95,087,819       $ 98,882,901
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........     $   547,786       $         --
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         104,347             68,648
     Issued for distributions reinvested...............................................              --             33,178
     Shares redeemed...................................................................        (306,283)          (547,125)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................        (201,936)          (445,299)
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

 At June 30, 2006, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
-----------------------------------------------------------------------------------------------------------------
                $96,740,321                $9,481,006                $(6,356,186)                $3,124,820

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------
                $2,267,542             12/31/10
                5,082,284              12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $6,678,063 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

           Ordinary          Long-Term
            Income         Capital Gains      Total
--------------------------------------------------------------------------------
          $1,138,355            $--        $1,138,355

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .55%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $694 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


 5.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $22,966,173           $30,932,144

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           collateral*
--------------------------------------------------------------------------------
                $2,882,992            $2,946,332

* COLLATERAL OF $2,941,221 INCREASED BY $5,111 ON JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    GEAM Mutual Funds Operations
Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900




The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.



[GE LOGO OMITTED]

GE Investments Funds, Inc.

S&P 500 Index Fund



Semi-Annual Report

JUNE 30, 2006


[GE LOGO OMITTED]

GE Investments Funds, Inc.
S&P 500 Index Fund                                                   Contents
-----------------------------------------------------------------------------

NOTES TO PERFORMANCE...................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS.............................     2

NOTES TO SCHEDULE OF INVESTMENTS.......................................    12

FINANCIAL STATEMENTS

     Financial Highlights..............................................    13

     Statement of Assets and Liabilities...............................    14

     Statement of Operations...........................................    15

     Statements of Changes in Net Assets...............................    16

     Notes to Financial Statements.....................................    17

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL..........................    21

ADDITIONAL INFORMATION.................................................    24

INVESTMENT TEAM........................................................    27


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

S&P 500 Index Fund
-----------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. ("SSGA FM") IS THE SUB- ADVISER FOR THE S&P 500 INDEX FUND. SSGA IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES, WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW. THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS COMPOSED OF THE FOLLOWING MEMBERS: KARL SCHNEIDER AND MICHAEL FEEHILY.

KARL SCHNEIDER, LEAD PORTFOLIO MANAGER FOR THE FUND, IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND A PORTFOLIO MANAGER WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. HE JOINED STATE STREET IN 1996 AND CURRENTLY MANAGES THE FIRM'S COMMINGLED WILSHIRE 5000, WILSHIRE 4500, AND RUSSELL 2000 FUNDS, AS WELL AS OTHER COMMINGLED AND SEPARATELY MANAGED DOMESTIC AND INTERNATIONAL FUNDS. PRIOR TO JOINING THE GLOBAL STRUCTURED PRODUCTS GROUP, KARL WORKED AS A PORTFOLIO MANAGER IN SSGA'S CURRENCY MANAGEMENT GROUP, MANAGING BOTH ACTIVE CURRENCY SELECTION AND TRADITIONAL PASSIVE HEDGING OVERLAY PORTFOLIOS. PRIOR TO THIS, HE WORKED AS AN ANALYST IN STATE STREET'S PROCESS ENGINEERING DIVISION WHERE HE BOTH ASSISTED AND LED A NUMBER OF INTERNAL CONSULTING ENGAGEMENTS AIMED AT IMPROVING OPERATIONAL EFFICIENCIES WITHIN THE CUSTODY BANK.

MICHAEL FEEHILY, CFA, IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND HEAD OF THE U.S. EQUITY TEAM WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. MIKE IS RESPONSIBLE FOR OVERSEEING THE MANAGEMENT OF ALL U.S. EQUITY INDEX FUNDS FOR STATE STREET GLOBAL ADVISORS. HE ALSO SERVES AS PORTFOLIO MANAGER FOR SEVERAL MUTUAL FUNDS, IN ADDITION TO SEVERAL OTHER COMMINGLED AND SEPARATELY MANAGED PRODUCTS. MIKE JOINED SSGA IN 1997, INITIALLY WORKING IN THE PERFORMANCE AND ANALYTICS GROUP. PRECEDING THIS, HE WAS PART OF THE GLOBAL OPERATIONS DEPARTMENT OF STATE STREET CORPORATION WHERE HE HELPED TO DEVELOP PRIVATE EDGE, A PROPRIETARY APPLICATION USED TO ANALYZE VENTURE CAPITAL, REAL ESTATE, AND OTHER PRIVATE INVESTMENTS. MIKE HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1992.

Q. HOW DID THE S&P 500 INDEX PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the S&P 500 Index Fund returned 2.53%. The S&P 500 Index, the Fund's benchmark, returned 2.70% and the Fund's Lipper peer group of 55 of the S&P 500 Index Objective funds returned an average of 2.54% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. Although global equity markets began the year on a positive note and finished the second quarter with an appealing upturn, their fluctuations during May and June sorely tested investor nerve. A heady mix of hawkish wording from the Fed and troublesome inflation data brought steady equity selling in May, driving volatility measures to levels not seen since 2004. When the statement accompanying the June 29 Fed decision, which lifted short-term rates to 5.25%, appeared distinctly more dovish than a jittery consensus had feared, the first half of 2006 was able to end with a vigorous rally in both share prices and sentiment.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the GE Investments S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30th, 2006, the four largest sectors in the S&P 500 Index were financials (21.4%), information technology (14.9%), health care (12.3%) and industrials (11.7%).

                                                                             Q&A


Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The Fund slightly underperformed its benchmark due to the investment of Fund cash flows and Fund fees and expenses.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last six months were Allegheny Technologies (92%), Archer Daniels Midland (68%), Nucor Corp (65%), Ciena Corp (61%), and Officemax Inc (61%). The bottom five returning stocks for the first half of 2006 were Dana Corp (-62%), KB Home (-36%), Goodyear Tire and Rubber (-36%), St Jude Medical (-35%), and Radio Shack Corp (-33%). The highest returning sectors for the last six months were energy (13%) and telecommunication services (12%) while the lowest returning sectors were information technology (-6%) and health care (-4%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. For the 2nd quarter of 2006, there were six index changes announced by Standard & Poors that impacted the Fund. The additions to the S&P 500 were SanDisk Corp (Apr 19), Legg Mason (Apr 21), Embarq Corp (May 17), Juniper Networks (Jun 1), Commerce Bancorp (Jun 5), and Consol Energy (June 27). The deletions for the quarter were Chiron Corp (Apr 19), Guidant Co (Apr 21), Applied Micro Circuits (May 17), Albertsons (Jun 1), Engelhard Corp (Jun 5), and Knight-Ridder (Jun 27). Not all the deletions were sold from the fund, however, as some companies were removed from the index as the result of a merger or acquisition.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JANUARY 1, 2006 - JUNE 30, 2006
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
-------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,025.28                           2.04
-------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.55                           2.01
-------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.40% (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 2.53%.

S&P 500 Index Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS]

                   S&P 500 INDEX                      S&P 500 INDEX

6/96                 $10000.00                          $10000.00
12/96                 11338.39                           11172.20
12/97                 14776.95                           14891.40
12/98                 18950.19                           19164.94
12/99                 22856.06                           23202.58
12/00                 20701.66                           21071.78
12/01                 18162.38                           18561.71
12/02                 14100.05                           14459.22
12/03                 18086.61                           18613.09
12/04                 19978.71                           20638.45
12/05                 20879.11                           21653.55
6/06                  21407.01                           22238.88

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------
                                 SIX     ONE     FIVE    TEN
                                MONTHS   YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund               2.53%   8.22%   2.13%   7.91%
--------------------------------------------------------------------------------
S&P 500 Index                    2.70%   8.63%   2.49%   8.32%
--------------------------------------------------------------------------------
Lipper peer group average*       2.54%   8.25%   2.10%   8.00%
--------------------------------------------------------------------------------
Inception date                4/15/85
--------------------------------------------------------------------------------

S&P 500 Index Fund (ending value $21,407)
S&P 500 Index (ending value $22,239)

INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.18%
--------------------------------------------------------------------------------
 General Electric Co.                                    2.93%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         2.05%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.88%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.75%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    1.56%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.52%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.48%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.32%
--------------------------------------------------------------------------------
 Altria Group, Inc.                                      1.32%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value

Market Value of $491,240 (in thousands)


[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS]

Financials 21.1%
Information Technology 14.6%
Healthcare 12.1%
Industrials 11.5%
Consumer Discretionary 10.0%
Energy 10.0%
Consumer Staples 9.5%
Utilities 3.4%
Telecommunication Services 3.3%
Materials 3.0%
Short-Term 1.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE FUNDS PEER GROUP CONSISTING OF 55, 54, 46 AND 18 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** GENERAL ELECTRIC CO. IS THE PARENT COMPANY OF GE ASSET MANAGEMENT
   INCORPORATED, THE FUND'S INVESTMENT ADVISER.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.5%+

CONSUMER DISCRETIONARY -- 10.0%

Amazon.Com, Inc................      13,000    $  502,840(a)
Apollo Group, Inc. (Class A)...       6,000       310,020(a)
Autonation, Inc................       5,772       123,752(a)
Autozone, Inc..................       2,244       197,921(a)
Bed Bath & Beyond, Inc.........      12,200       404,674(a)
Best Buy Company, Inc..........      17,200       943,248
Big Lots, Inc..................       4,400        75,152(a)
Black & Decker Corp............       3,107       262,417
Brunswick Corp.................       4,068       135,261
Carnival Corp..................      18,400       768,016
CBS Corp.......................      32,513       879,477
Centex Corp....................       5,220       262,566
Circuit City Stores, Inc.......       6,126       166,750
Clear Channel Communications,
   Inc. ......................       21,700       671,615 a)
Coach, Inc.....................      15,800       472,420(a)
Comcast Corp. (Class A)........      88,839     2,908,589(a)
Cooper Tire & Rubber Co........       2,923        32,562
D.R. Horton, Inc...............      11,100       264,402
Darden Restaurants, Inc........       5,329       209,963
Dillard's, Inc. (Class A)......       2,295        73,096
Dollar General Corp............      13,191       184,410
Dow Jones & Company, Inc.......       2,442        85,494
Eastman Kodak Co...............      11,875       282,387
Family Dollar Stores, Inc......       6,200       151,466
Federated Department Stores
   Inc. .......................      22,630       828,258
Ford Motor Co..................      76,699       531,524
Fortune Brands, Inc............       6,141       436,072
Gannett Company, Inc...........       9,908       554,154
General Motors Corp............      23,747       707,423
Genuine Parts Co...............       7,496       312,283
Goodyear Tire & Rubber Co......       6,419        71,251(a)
H&R Block, Inc.................      13,508       322,301
Harley-Davidson, Inc...........      11,600       636,724
Harman International
   Industries Inc..............       2,800       239,036
Harrah's Entertainment, Inc....       7,835       557,695
Hasbro, Inc....................       7,896       142,997
Hilton Hotels Corp.............      13,588       384,269
International Game Technology..      14,600       553,924
Interpublic Group of
   Companies, Inc..............      16,830       140,530(a)
J.C. Penney Company, Inc.......       9,787       660,720
Johnson Controls, Inc..........       8,282       680,946
Jones Apparel Group, Inc.......       5,000       158,950
KB Home........................       3,460       158,641
Kohl's Corp....................      14,500       857,240(a)
Leggett & Platt Incorporated...       8,000       199,840
Lennar Corp. (Class A).........       5,900       261,783
Limited Brands.................      15,088       386,102
Liz Claiborne Inc..............       4,430       164,176

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Lowe's Companies, Inc..........      32,728   $ 1,985,608
Marriott International Inc.
   (Class A) ..................      13,844       527,733
Mattel, Inc....................      16,251       268,304
McDonald's Corp................      52,234     1,755,062
McGraw-Hill Companies Inc......      14,840       745,413
Meredith Corp..................       1,998        98,981
New York Times Co. (Class A)...       6,088       149,400
Newell Rubbermaid Inc..........      11,356       293,325
News Corp. (Class A)...........      99,100     1,900,738
Nike Inc. (Class B)............       8,104       656,424
Nordstrom, Inc.................       8,984       327,916
Office Depot, Inc..............      11,800       448,400(a)
OfficeMax, Inc.................       3,023       123,187
Omnicom Group, Inc.............       7,100       632,539
Pulte Homes, Inc...............       8,988       258,765
RadioShack Corp................       5,956        83,384
Sears Holdings Corp............       4,019       622,302(a)
Sherwin-Williams Co............       4,663       221,399
Snap-On Incorporated...........       2,409        97,372
Stanley Works..................       3,026       142,888
Staples, Inc...................      30,450       740,544
Starbucks Corp.................      32,500     1,227,200(a)
Starwood Hotels & Resorts
   Worldwide, Inc..............       9,300       561,162
Target Corp....................      36,552     1,786,296
The E.W. Scripps Co. (Class A).       3,300       142,362
The Gap, Inc...................      22,518       391,813
The Home Depot, Inc............      86,718     3,103,637
The Walt Disney Co.............      92,037     2,761,110
Tiffany & Co...................       6,400       211,328
Time Warner, Inc...............     179,714     3,109,052(d)
TJX Companies, Inc.............      19,280       440,741
Tribune Co.....................      10,818       350,828
Univision Communications Inc.
   (Class A)...................       9,300       311,550(a)
VF Corp........................       3,702       251,440
Viacom Inc. (Class B)..........      30,113     1,079,250(a)
Wendy's International, Inc.....       4,731       275,770
Whirlpool Corp.................       3,443       284,564
Yum! Brands, Inc...............      11,422       574,184
                                               49,257,308

CONSUMER STAPLES -- 9.5%

Alberto-Culver Co..............       3,399       165,599(a)
Altria Group, Inc..............      88,079     6,467,641
Anheuser-Busch Companies, Inc..      32,308     1,472,922(d)
Archer-Daniels-Midland Co......      27,486     1,134,622
Avon Products, Inc.............      19,028       589,868
Brown-Forman Corp. (Class B)...       3,458       247,074
Campbell Soup Co...............       7,976       295,989
Clorox Co......................       6,384       389,232
Coca-Cola Enterprises, Inc.....      13,100       266,847
Colgate-Palmolive Co...........      21,672     1,298,153
ConAgra Foods, Inc.............      21,868       483,501
Constellation Brands, Inc.
   (Class A) ..................       8,000       200,000(a)
Costco Wholesale Corp..........      19,866     1,134,945
CVS Corp.......................      34,712     1,065,658
Dean Foods Co..................       6,000       223,140(a)


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
General Mills, Inc.............      15,222  $    786,369
HJ Heinz Co....................      14,297       589,322
Kellogg Co.....................      10,490       508,031
Kimberly-Clark Corp............      19,336     1,193,031
Kroger Co......................      30,930       676,130
McCormick & Company, Inc.......       5,400       181,170
Molson Coors Brewing Co.
   (Class B)                          2,265       153,748
Pepsi Bottling Group, Inc......       5,400       173,610
PepsiCo, Inc...................      69,674     4,183,227
Procter & Gamble Co............     137,945     7,669,742
Reynolds American Inc..........       3,700       426,610
Safeway Inc....................      18,800       488,800
Sara Lee Corp..................      32,857       526,369
Supervalu Inc..................       8,214       252,167
Sysco Corp.....................      26,544       811,185
The Coca-Cola Co...............      86,251     3,710,518(d)
The Estee Lauder Companies Inc.
   (Class A)...................       4,900       189,483
The Hershey Co.................       7,384       406,637
Tyson Foods, Inc. (Class A)....      10,300       153,058
UST Inc........................       6,679       301,824
Walgreen Co....................      42,300     1,896,732
Wal-Mart Stores, Inc...........     105,424     5,078,274
Whole Foods Market, Inc........       5,900       381,376
WM Wrigley Jr. Co..............       9,585       434,776
                                               46,607,380

ENERGY -- 10.0%

Anadarko Petroleum Corp........      19,656       937,395
Apache Corp....................      13,748       938,301
Baker Hughes Incorporated......      14,450     1,182,732
BJ Services Co.................      13,800       514,188
Chesapeake Energy Corp.........      15,400       465,850
Chevron Corporation............      93,369     5,794,480
ConocoPhillips.................      69,388     4,546,996
Consol Energy, Inc.............       7,700       359,744
Devon Energy Corp..............      18,492     1,117,102
El Paso Corp...................      27,282       409,230
EOG Resources, Inc.............      10,400       721,136
Exxon Mobil Corp...............     254,524    15,615,047(d)
Halliburton Co.................      21,960     1,629,652
Hess Corp......................       9,870       521,629(d)
Kerr-McGee Corp................       9,396       651,613
Kinder Morgan, Inc.............       4,400       439,516
Marathon Oil Corp..............      15,121     1,259,579
Murphy Oil Corp................       6,800       379,848
Nabors Industries Ltd..........      13,400       452,786(a)
National Oilwell Varco, Inc....       7,600       481,232(a)
Noble Corp.....................       5,800       431,636
Occidental Petroleum Corp......      17,910     1,836,670
Rowan Companies, Inc...........       4,477       159,336
Schlumberger Ltd...............      49,508     3,223,466
Sunoco, Inc....................       5,476       379,432
The Williams Companies, Inc....      25,186       588,345
Transocean Inc.................      13,866     1,113,717(a)
Valero Energy Corp.............      25,800     1,716,216
Weatherford International Ltd..      14,800       734,376(a)
XTO Energy, Inc................      15,133       669,938
                                               49,271,188

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 21.1%

ACE Ltd........................      13,600  $    688,024
AFLAC Incorporated.............      21,000       973,350
Allstate Corp..................      26,976     1,476,396(d)
AMBAC Financial Group, Inc.....       4,500       364,950
American Express Co............      52,122     2,773,933(d)
American International Group,
   Inc.                             109,609     6,472,411(d)
Ameriprise Financial, Inc......      10,104       451,346
AmSouth Bancorp................      15,050       398,072
AON Corp.......................      13,536       471,324
Apartment Investment &
   Management Co. (Class A)
   (REIT)                             4,300       186,835
Archstone-Smith Trust (REIT)...       8,800       447,656
Bank of America Corp...........     192,421     9,255,450
BB&T Corp......................      22,400       931,616
Boston Properties, Inc. (REIT).       3,900       352,560
Capital One Financial Corp.....      12,600     1,076,670
Charles Schwab Corp............      43,111       688,914
Chubb Corp.....................      16,894       843,011
Cincinnati Financial Corp......       7,592       356,900
CIT Group, Inc.................       8,300       434,007
Citigroup, Inc.................     209,076    10,085,826(d)
Comerica Incorporated..........       6,856       356,443
Commerce Bancorp Inc...........       7,800       278,226
Compass Bancshares, Inc........       5,100       283,560
Countrywide Financial Corp.....      25,598       974,772
E*Trade Financial Corp.........      17,400       397,068(a)
Equity Office Properties
   Trust (REIT)................      15,800       576,858
Equity Residential (REIT)......      12,300       550,179
Federal Home Loan
   Mortgage Corp...............      29,365     1,674,099
Federal National Mortgage
   Assoc. .....................      40,676     1,956,516
Federated Investors Inc.
   (Class B) ..................       3,600       113,400
Fifth Third Bancorp............      23,116       854,136
First Horizon National Corp....       5,000       201,000
Franklin Resources, Inc........       6,500       564,265
Genworth Financial, Inc.
   (Class A) ..................      15,100       526,084
Golden West Financial Corp.....      10,930       811,006
Goldman Sachs Group, Inc.......      18,100     2,722,783
Huntington Bancshares
   Incorporated................       9,934       234,244
Janus Capital Group, Inc.......       9,300       166,470
JPMorgan Chase & Co............     145,976     6,130,992(d)
Keycorp........................      16,928       603,991
Kimco Realty Corp. (REIT)......       8,800       321,112
Legg Mason, Inc................       5,600       557,312
Lehman Brothers Holdings, Inc..      22,800     1,485,420
Lincoln National Corp..........      12,242       690,938
Loews Corp.....................      17,196       609,598
M&T Bank Corp..................       3,400       400,928
Marsh & McLennan
   Companies, Inc..............      23,308       626,752
Marshall & Ilsley Corp.........       9,300       425,382
MBIA Inc.......................       5,535       324,074
Mellon Financial Corp..........      17,328       596,603
Merrill Lynch & Company, Inc...      38,634     2,687,381
Metlife, Inc...................      32,200     1,648,962


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MGIC Investment Corp...........       3,559    $  231,335
Moody's Corp...................      10,384       565,513
Morgan Stanley.................      45,096     2,850,518
National City Corp.............      22,564       816,591
North Fork Bancorporation,
   Inc. .......................      19,300       582,281
Northern Trust Corp............       7,900       436,870
Plum Creek Timber
   Company, Inc (REIT).........       7,600       269,800
Principal Financial Group......      11,900       662,235
Progressive Corp...............      32,600       838,146
Prologis (REIT)................      10,400       542,048
Prudential Financial, Inc......      20,600     1,600,620
Public Storage, Inc. (REIT)....       3,600       273,240
Regions Financial Corp.........      18,982       628,684
Safeco Corp....................       4,981       280,679
Simon Property Group, Inc.
   (REIT)                             7,800       646,932
SLM Corp.......................      17,400       920,808
Sovereign Bancorp, Inc.........      15,750       319,883
State Street Corp..............      13,800       801,642(c)
SunTrust Banks, Inc............      15,429     1,176,616
Synovus Financial Corp.........      13,550       362,869
T Rowe Price Group, Inc........      11,400       431,034
The Bank of New York
   Company, Inc................      32,410     1,043,602(d)
The Bear Stearns Companies,
   Inc. .......................       5,069       710,066
The Hartford Financial
   Services Group, Inc.........      12,604     1,066,298
The PNC Financial Services
   Group, Inc..................      12,508       877,686
The St. Paul Travelers
   Companies, Inc..............      29,099     1,297,233
Torchmark Corp.................       4,300       261,096
UnumProvident Corp.............      12,789       231,865
US Bancorp.....................      74,799     2,309,793
Vornado Realty Trust (REIT)....       5,000       487,750
Wachovia Corp..................      67,711     3,661,811
Washington Mutual Inc..........      40,681     1,854,240
Wells Fargo & Co...............      70,618     4,737,055
XL Capital Ltd.................       7,300       447,490
Zions Bancorporation...........       4,400       342,936
                                              103,647,070

HEALTHCARE -- 12.1%

Abbott Laboratories............      64,596     2,817,032(d)
Aetna, Inc.....................      24,008       958,639
Allergan, Inc..................       6,452       692,042
AmerisourceBergen Corp.........       9,142       383,233
Amgen, Inc.....................      49,448     3,225,493(a,d)
Applera Corp. - Applied
   Biosystems Group............       8,200       265,270
Barr Pharmaceuticals, Inc......       4,400       209,836(a)
Bausch & Lomb Inc..............       2,228       109,261
Baxter International, Inc......      27,348     1,005,312
Becton Dickinson & Co..........      10,670       652,257
Biogen Idec, Inc...............      14,400       667,152(a)
Biomet, Inc....................      10,415       325,885
Boston Scientific Corp.........      51,478       866,890(a)
Bristol-Myers Squibb Co........      82,108     2,123,313(d)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
C.R. Bard, Inc.................       4,302    $   315,165
Cardinal Health, Inc...........      17,701     1,138,705
Caremark Rx, Inc...............      18,470       921,099
Cigna Corp.....................       4,963       488,905
Coventry Health Care, Inc......       6,800       373,592(a)
Eli Lilly & Co.................      47,716     2,637,263
Express Scripts, Inc...........       6,200       444,788(a)
Fisher Scientific International
   Inc ........................       5,400       394,470(a)
Forest Laboratories, Inc.......      14,100       545,529(a)
Genzyme Corp...................      11,100       677,655(a)
Gilead Sciences, Inc...........      19,400     1,147,704(a)
HCA Inc........................      17,200       742,180
Health Management
   Associates Inc. (Class A)...      10,600       208,926
Hospira, Inc...................       6,939       297,961(a)
Humana Inc.....................       7,127       382,720(a)
IMS Health Inc.................       8,757       235,125
Johnson & Johnson..............     124,793     7,477,597
King Pharmaceuticals, Inc......      10,333       175,661(a)
Laboratory Corporation of
   America Holdings............       5,200       323,596(a)
Manor Care, Inc................       3,037       142,496
McKesson Corp..................      13,061       617,524
Medco Health Solutions, Inc....      12,783       732,210(a)
Medimmune, Inc.................      10,800       292,680(a)
Medtronic Inc..................      51,032     2,394,421
Merck & Company, Inc...........      92,150     3,357,025
Millipore Corp.................       2,245       141,413(a)
Mylan Laboratories Inc.........       9,300       186,000
Patterson Companies, Inc.......       6,200       216,566(a)
PerkinElmer, Inc...............       5,410       113,069
Pfizer Inc.....................     308,877     7,249,343
Quest Diagnostics Inc..........       6,800       407,456
Schering-Plough Corp...........      62,958     1,198,091(d)
St. Jude Medical, Inc..........      15,092       489,283(a)
Stryker Corp...................      12,200       513,742
Tenet Healthcare Corp..........      19,295       134,679(a)
Thermo Electron Corp...........       6,928       251,071(a)
UnitedHealth Group
   Incorporated                      56,976     2,551,385
Waters Corp....................       4,700       208,680(a)
Watson Pharmaceuticals, Inc....       4,400       102,432(a)
WellPoint, Inc.................      27,000     1,964,790(a)
Wyeth..........................      56,854     2,524,886(d)
Zimmer Holdings, Inc...........      10,300       584,216(a)
                                               59,603,714

INDUSTRIALS -- 11.5%

Allied Waste Industries, Inc...       9,000       102,240(a)
American Power
   Conversion Corp.............       7,000       136,430
American Standard
   Companies, Inc..............       7,800       337,506
Avery Dennison Corp............       4,655       270,269
Boeing Co......................      33,616     2,753,487(d)
Burlington Northern
   Santa Fe Corp...............      15,249     1,208,483
Caterpillar, Inc...............      28,132     2,095,271
Cendant Corp...................      42,446       691,445(d)


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------

Cintas Corp....................       5,600   $   222,656
Cooper Industries Ltd..........       3,771       350,401
CSX Corp.......................       9,138       643,681
Cummins, Inc...................       1,989       243,155
Danaher Corp...................      10,100       649,632
Deere & Co.....................       9,720       811,523
Dover Corp.....................       8,358       413,136
Eaton Corp.....................       6,400       482,560
Emerson Electric Co............      17,474     1,464,496
Equifax, Inc...................       5,800       199,172
FedEx Corp.....................      12,760     1,491,134
Fluor Corp.....................       3,652       339,380
General Dynamics Corp..........      17,064     1,117,009
General Electric Co............     437,395    14,416,539(f)
Goodrich Corp..................       5,101       205,519
Honeywell International Inc....      35,216     1,419,205
Illinois Tool Works Inc........      17,394       826,215
Ingersoll-Rand Company Ltd.
   (Class A)...................      13,998       598,834
ITT Industries, Inc............       7,826       387,387
L-3 Communications
   Holdings, Inc...............       5,300       399,726
Lockheed Martin Corp...........      14,752     1,058,308
Masco Corp.....................      16,390       485,800
Monster Worldwide, Inc.........       5,300       226,098(a)
Navistar International Corp....       2,795        68,785(a)
Norfolk Southern Corp..........      17,301       920,759
Northrop Grumman Corp..........      14,322       917,467
Paccar Inc.....................       7,210       593,960
Pall Corp......................       4,978       139,384
Parker Hannifin Corp...........       5,015       389,164
Pitney Bowes Inc...............       9,132       377,152
Raytheon Co....................      18,824       838,986
Robert Half International Inc..       7,400       310,800
Rockwell Automation, Inc.......       7,468       537,771
Rockwell Collins, Inc..........       7,168       400,476
RR Donnelley & Sons Co.........       9,552       305,186
Ryder System, Inc..............       2,431       142,043
Southwest Airlines Co..........      30,649       501,724
Textron Inc....................       5,468       504,040
3M Co..........................      31,880     2,574,948
Tyco International Ltd.........      85,139     2,341,323
Union Pacific Corp.............      11,154     1,036,876
United Parcel Service Inc.
   (Class B)                         45,500     3,746,015
United Technologies Corp.......      42,772     2,712,600
W.W. Grainger, Inc.............       3,082       231,859
Waste Management, Inc..........      22,912       822,083
                                               56,460,098

INFORMATION TECHNOLOGY -- 14.6%

ADC Telecommunications, Inc....       5,057        85,261(a)
Adobe Systems Incorporated.....      25,584       776,730(a,d)
Advanced Micro Devices, Inc....      20,574       502,417(a,d)
Affiliated Computer Services,
   Inc. Class A)...............       5,000       258,050(a)
Agilent Technologies, Inc......      18,385       580,231(a)
Altera Corp....................      14,900       261,495(a)

                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
Analog Devices, Inc............      15,600   $   501,384
Andrew Corp....................       6,356        56,314(a)
Apple Computer, Inc............      35,740     2,041,469(a)
Applied Materials, Inc.........      65,300     1,063,084(d)
Autodesk, Inc..................       9,948       342,808(a)
Automatic Data Processing, Inc.      24,518     1,111,891
Avaya, Inc.....................      16,801       191,867(a)
BMC Software, Inc..............       9,500       227,050(a)
Broadcom Corp. (Class A).......      18,650       560,433(a)
CA, Inc........................      19,281       396,225
Ciena Corp.....................      22,700       109,187(a)
Cisco Systems, Inc.............     256,504     5,009,523(a,d)
Citrix Systems, Inc............       7,500       301,050(a)
Computer Sciences Corp.........       8,082       391,492(a)
Compuware Corp.................      17,100       114,570(a)
Comverse Technology, Inc.......       8,500       168,045(a)
Convergys Corp.................       5,900       115,050(a)
Corning Incorporated...........      65,639     1,587,807(a)
Dell, Inc......................      96,248     2,349,414(a,d)
eBay, Inc......................      49,000     1,435,210(a)
Electronic Arts, Inc...........      13,000       559,520(a)
Electronic Data Systems Corp...      21,100       507,666
EMC Corporation................      98,714     1,082,893(a)
First Data Corp................      32,460     1,461,998
Fiserv, Inc....................       7,150       324,324(a)
Freescale Semiconductor Inc.
   (Class B)...................      17,119       503,299(a)
Gateway, Inc...................      11,200        21,280(a)
Google, Inc. (Class A).........       8,658     3,630,559(a)
Hewlett-Packard Co.............     117,165     3,711,787
Intel Corp.....................     244,908     4,641,007
International Business
   Machines Corp...............      65,330     5,018,651
Intuit Inc.....................       7,300       440,847(a)
Jabil Circuit, Inc.............       7,100       181,760
JDS Uniphase Corp..............      70,000       177,100(a)
Juniper Networks, Inc..........      23,900       382,161(a)
Kla-Tencor Corp................       8,500       353,345
Lexmark International Inc.
   (Class A)...................       4,400       245,652(a)
Linear Technology Corp.........      12,500       418,625
LSI Logic Corp.................      15,992       143,128(a)
Lucent Technologies Inc........     193,218       467,588(a,d)
Maxim Integrated Products, Inc.      13,600       436,696
Micron Technology, Inc.........      30,754       463,155(a)
Microsoft Corp.................     369,812     8,616,620(d)
Molex, Inc.....................       5,850       196,385
Motorola, Inc..................     103,650     2,088,548
National Semiconductor Corp....      14,266       340,244
NCR Corp.......................       8,000       293,120(a)
Network Appliance, Inc.........      15,700       554,210(a)
Novell, Inc....................      12,866        85,302(a)
Novellus Systems, Inc..........       5,100       125,970(a)
Nvidia Corp....................      14,600       310,834(a)
Oracle Corp....................     164,952     2,390,154(a)
Parametric Technology Corp.....       4,202        53,407(a)
Paychex, Inc...................      13,925       542,797
PMC - Sierra, Inc..............       7,100        66,740(a)


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
QLogic Corp....................       6,800    $   117,232(a)
QUALCOMM, Inc..................      70,300     2,816,921
Sabre Holdings Corp. (Class A).       5,508       121,176
SanDisk Corp...................       8,000       407,840(a)
Sanmina-SCI Corp...............      20,300        93,380(a)
Solectron Corp.................      37,700       128,934(a)
Sun Microsystems, Inc..........     145,360       603,244(a)
Symantec Corp..................      43,845       681,351(a)
Symbol Technologies, Inc.......      10,250       110,598
Tektronix, Inc.................       3,476       102,264
Tellabs, Inc...................      19,452       258,906(a)
Teradyne, Inc..................       8,000       111,440(a)
Texas Instruments Incorporated.      66,036     2,000,230
Unisys Corp....................      13,509        84,837(a)
VeriSign Inc...................      10,400       240,968(a)
Xerox Corp.....................      38,490       535,396(a)
Xilinx, Inc....................      14,700       332,955
Yahoo! Inc.....................      52,500     1,732,500(a)
                                               71,855,601

MATERIALS -- 3.0%

Air Products & Chemicals, Inc..       9,532       609,285(d)
Alcoa, Inc.....................      36,640     1,185,670(d)
Allegheny Technologies
   Incorporated................       3,851       266,643
Ashland, Inc...................       2,907       193,897
Ball Corp......................       4,316       159,865
Bemis Co.......................       4,162       127,440
Dow Chemical Co................      40,194     1,568,772
E.I. du Pont de Nemours and
   Co .........................      39,113     1,627,101
Eastman Chemical Co............       3,659       197,586
Ecolab Inc.....................       8,052       326,750
Freeport-McMoRan Copper &
   Gold Inc. (Class B).........       7,784       431,311
Hercules Incorporated..........       4,228        64,519(a)
International Flavors &
   Fragrances Inc..............       3,147       110,900
International Paper Co.........      20,575       664,573
Louisiana-Pacific Corp.........       4,422        96,842
MeadWestvaco Corp..............       7,900       220,647
Monsanto Co....................      11,358       956,230
Newmont Mining Corp............      19,028     1,007,152
Nucor Corp.....................      13,236       718,053
Pactiv Corp....................       5,548       137,313(a)
Phelps Dodge Corp..............       8,720       716,435
PPG Industries, Inc............       7,037       464,442
Praxair, Inc...................      13,370       721,980
Rohm & Haas Co.................       5,914       296,410
Sealed Air Corp................       3,557       185,249
Sigma-Aldrich Corp.............       2,691       195,474
Temple-Inland Inc..............       4,552       195,144
United States Steel Corp.......       4,565       320,098
Vulcan Materials Co............       4,200       327,600
Weyerhaeuser Co................      10,360       644,910
                                               14,738,291

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.3%

Alltel Corp....................      16,194   $ 1,033,663
AT&T, Inc......................     163,229     4,552,457
BellSouth Corp.................      75,998     2,751,128(d)
CenturyTel, Inc................       4,750       176,463
Citizens Communications Co.....      14,100       184,005
Embarq Corp....................       6,370       261,106(a)
Qwest Communications
   International Inc...........      65,548       530,283(a)
Sprint Corporation.............     124,600     2,490,754
Verizon Communications Inc.....     122,786     4,112,103
                                               16,091,962

UTILITIES -- 3.4%

AES Corp.......................      27,500       507,375(a)
Allegheny Energy, Inc..........       6,600       244,662(a)
Ameren Corp....................       8,542       431,371
American Electric Power
   Company, Inc................      16,725       572,831(d)
Centerpoint Energy, Inc........      13,818       172,725
CMS Energy Corp................       8,600       111,284(a)
Consolidated Edison, Inc.......      10,207       453,599
Constellation Energy Group,
   Inc.                               7,503       409,064
Dominion Resources, Inc........      14,718     1,100,759
DTE Energy Co..................       7,766       316,387
Duke Energy Corp...............      52,554     1,543,511
Dynegy Inc. (Class A)..........      15,500        84,785(a)
Edison International...........      13,542       528,138
Entergy Corp...................       8,847       625,925
Exelon Corp....................      28,026     1,592,718
FirstEnergy Corp...............      13,920       754,603
FPL Group, Inc.................      17,362       718,440
KeySpan Corp...................       7,200       290,880
Nicor Inc......................       2,043        84,785
NiSource Inc...................      11,615       253,672
Peoples Energy Corp............       1,921        68,983
PG&E Corp......................      14,254       559,897
Pinnacle West Capital Corp.....       4,000       159,640
PPL Corp.......................      16,044       518,221
Progress Energy, Inc...........      10,356       443,962
Public Service Enterprise
   Group Incorporated..........      10,759       711,385
Sempra Energy..................      11,175       508,239
Southern Co....................      31,358     1,005,024
TECO Energy, Inc...............       8,600       128,484
TXU Corp.......................      19,672     1,176,189
Xcel Energy Inc................      17,180       329,512
                                               16,407,050

TOTAL INVESTMENTS IN SECURITIES
 (COST $472,079,740)..........               483,939,662


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%


SHORT-TERM INVESTMENTS -- 1.2%

GEI Short Term Investment Fund
  6.93%........................   5,813,592   $ 5,813,592(b,e)
Money Market Obligations Trust
  5.00%........................         426           426(g)
                                                5,814,018

                                  PRINCIPAL
                                    AMOUNT
-------------------------------------------

U.S. GOVERNMENT -- 0.3%

U.S. Treasury Bills
   4.70%   09/07/06............  $1,500,000     1,486,683

TOTAL SHORT-TERM INVESTMENTS
 (COST $7,300,701)............                 7,300,701


TOTAL INVESTMENTS
 (COST $479,380,441)..........                491,240,363


OTHER ASSETS AND LIABILITIES,
   NET -- 0.0%*................                   230,218
                                             ------------

NET ASSETS -- 100.0% ..........              $491,470,581
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI S&P 500 Index had the following long futures contracts open at June 30, 2006 (unaudited):

                                    NUMBER         CURRENT
                  EXPIRATION          OF           NOTIONAL     UNREALIZED
DESCRIPTION          DATE          CONTRACTS        VALUE       APPRECIATION
--------------------------------------------------------------------------------

S&P Mini 500
   Index
   Futures     September 2006         133        $8,508,010      $118,969


See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(f) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

(g)  Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+    Percentages are based on net assets as of June 30, 2006.

*    Less than 0.1%

Abbreviations:

REIT  Real Estate Investment Trust
TBA   To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                                    6/30/06+   12/31/05    12/31/04    12/31/03    12/31/02    12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --         --          --          --          --     4/15/85
Net asset value, beginning of period ...........      $22.94     $22.30      $20.51      $16.18      $21.19      $24.71
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................        0.19       0.36        0.36        0.24        0.24        0.22
   Net realized and unrealized
      gains/(losses) on investments ............        0.39       0.65        1.79        4.33       (4.98)      (3.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .        0.58       1.01        2.15        4.57       (4.74)      (3.03)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................          --       0.37        0.36        0.24        0.24        0.22
   Net realized gains ..........................          --         --          --          --        0.03        0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................          --       0.37        0.36        0.24        0.27        0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................      $23.52     $22.94      $22.30      $20.51      $16.18      $21.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...............................        2.53%     4.51%       10.46%      28.27%     (22.37)%    (12.27)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....    $491,471   $531,015    $601,008    $597,185    $449,173    $650,169
   Ratios to average net assets:
      Net investment income* ...................        1.53%      1.47%       1.62%       1.41%       1.20%       0.99%
      Expenses* ................................        0.40%      0.40%       0.40%       0.37%       0.40%       0.39%
   Portfolio turnover rate .....................           3%         4%          5%          5%         11%          7%



NOTES TO FINANCIAL HIGHLIGHTS


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 S&P 500
                                                                                                               INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $454,608,709)............................................... $469,523,123
   Investments in affiliated securities, at market (cost $17,471,031).....................................   14,416,539
   Short-term Investments (at amortized cost) ............................................................    1,487,109
   Short-term affiliated investments (at amortized cost)..................................................    5,813,592
   Income receivables ....................................................................................      576,269
   Receivable for fund shares sold........................................................................       31,352
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................  491,847,984
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed.......................................................................      198,053
   Payable to GEAM........................................................................................      158,070
   Variation margin payable...............................................................................       21,280
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................      377,403
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................ $491,470,581
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................  486,774,393
   Undistributed (distribution in excess of) net investment income .......................................    3,949,261
   Accumulated net realized gain (loss)...................................................................  (11,231,964)
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................................................   11,859,922
      Futures.............................................................................................      118,969
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................ $491,470,581
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................   20,895,464
Net asset value per share.................................................................................       $23.52


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                                             S&P 500
                                                                                           INDEX FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................................................   $  4,601,945
      Dividend from affliated investments .............................................        228,347
      Interest ........................................................................         32,391
      Interest from affliated investments .............................................        116,370
------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ......................................................................      4,979,053
------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ................................................        906,322
      Professional fees ...............................................................         39,904
      Registration expenses ...........................................................         31,914
      Custody and accounting expenses .................................................         23,032
      Trustee's fees ..................................................................          7,641
      Transfer agent ..................................................................             89
      Other expenses ..................................................................         20,890
------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ....................................................................      1,029,792
------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS).......................................................      3,949,261
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................................................     (1,068,810)
         Futures ......................................................................       (205,704)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..................................................................     10,854,002
         Futures ......................................................................        200,951
------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ..........................      9,780,439
------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................    $13,729,700
------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       S&P 500
                                                                                                     INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED     YEAR ENDED
                                                                                          JUNE 30, 2006     DECEMBER 31,
                                                                                           (UNAUDITED)          2005
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss).....................................................   $  3,949,261     $  8,198,211
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps.........................................     (1,274,514)       1,726,089
     Net increase (decrease) in unrealized appreciation on investments, futures,
       written options and foreign currency translation................................     11,054,953       13,384,710
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations...........................................     13,729,700       23,309,010
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................             --       (8,404,383)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................             --       (8,404,383)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions.................     13,729,700       14,904,627
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares......................................................      3,442,097       12,229,014
     Value of distributions reinvested.................................................             --        8,404,349
     Cost of shares redeemed...........................................................    (56,716,202)    (105,531,086)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions..................................    (53,274,105)     (84,897,723)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................    (39,544,405)     (69,993,096)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period.................................................................    531,014,986      601,008,082
------------------------------------------------------------------------------------------------------------------------------------
   End of period.......................................................................   $491,470,581     $531,014,986
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ........   $  3,949,261     $         --
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................        145,678          551,685
     Issued for distributions reinvested...............................................             --          363,510
     Shares redeemed...................................................................     (2,398,073)      (4,723,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................     (2,252,395)      (3,808,354)
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
-----------------------------------------------------------------------------------------------------------------------
                $485,277,416              $106,423,169              $(100,460,222)               $5,962,947

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------
                $2,638,198             12/31/10
                   857,803             12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $3,204,983 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:

                  Capital              Currency
--------------------------------------------------------------------------------
                 $646,456                $ --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

           Ordinary          Long-Term
            Income         Capital Gains      Total
--------------------------------------------------------------------------------
          $8,404,383           $ --         $8,404,383

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .35%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $3,731 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $14,182,555           $64,762,408

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meeting, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes, including its substantial experience managing funds of this type, its

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-adviser, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL
POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.



[GE LOGO OMITTED]

GE Investments Funds, Inc.

PREMIER GROWTH EQUITY FUND



Semi-Annual Report

JUNE 30, 2006


[GE logo omitted]

GE Investments Funds, Inc.
Premier Growth Equity Fund
--------------------------------------------------------------------------------

                                                                        Contents

NOTES TO PERFORMANCE ......................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ................................    2

NOTES TO SCHEDULE OF INVESTMENTS ..........................................    7

FINANCIAL STATEMENTS

     Financial Highlights .................................................    8

     Statement of Assets and Liabilities ..................................    9

     Statement of Operations ..............................................   10

     Statements of Changes in Net Assets ..................................   11

     Notes to Financial Statements ........................................   12

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL .............................   16

ADDITIONAL INFORMATION ....................................................   19

INVESTMENT TEAM ...........................................................   22



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Premier Growth Equity Fund
--------------------------------------------------------------------------------


DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT IN 2003.


Q. HOW DID THE PREMIER GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Premier Growth Fund returned -1.20%. The S&P 500 Index, the Fund's benchmark, returned 2.70% and the Fund's Lipper peer group of 199 Large-Cap Growth Funds returned an average of -2.44% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. The U.S. stock market began the year on a bullish note, however volatility rose by the end of the period, upsetting all global financial markets. The S&P 500 rallied through April as investors anticipated an end to the Federal Reserve's tightening campaign.
    By May 10, the Dow Jones Industrials were up more than 8% for the year, less than 100 points short of the record. However as growth persisted and inflationary data mounted, Federal Reserve members became more hawkish in their public comments. At the same time, central bankers around the world tightened monetary policy, reducing appetite for risk. Investors began to worry about the sustainability of the global expansion, given the inflation and liquidity concerns. For most of May and June riskier asset classes--from developing country stocks to industrial commodities to Florida condos--came under pressure. U.S. equities swooned amid the uncertainty, and the Dow gave back half of the year's gains.

    Technology and health care were hit the hardest in this environment, and were the only sectors posting negative returns year-to-date. In fact, health care dropped to a 12-month low in the last week of June, while consumer staples registered a new high. This contrasting performance between two defensive sectors highlighted the importance of careful stock selection in a volatile market. Value continued to lead growth as the Russell 1000 Value Index gained 6.6% year-to-date, while the Russell 1000 Growth Index lost -0.9%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. For the six-month period ending June 30, 2006, the Fund underperformed the benchmark. The areas detracting most from performance included health care, consumer discretionary, telecom and information technology. The negative impact from health care was attributable to both an overweight position and security selection within the sector. The health care equipment and supply industry detracted most from performance as our overweight position in orthopedic device maker Zimmer and cardiac device maker Medtronic declined during the period. After rallying strongly during the second half of 2005, Amgen has declined in 2006. The company is facing


[Photo of David B. Carlson omitted]

                                                                             Q&A

    increased competition for Enbrel, a drug used for arthritis and skin disease, and, potentially, from Swiss drug maker Roche, which is trying to market its anemia drug in the U.S. Amgen has filed to block the sale of Roche's Cera drug based on patent infringement. Consumer discretionary holdings also hurt performance despite strong returns from Comcast, Liberty Global and Liberty Media Holdings Corp. - Capital. Holdings offsetting these gains from the media industry were specialty retailers Bed Bath & Beyond and Home Depot. Carnival also declined as softness in Caribbean cruise bookings continued and surging fuel costs impacted profits during the period. In addition, the underperformance in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned 13.8% during the period. The Bells have benefited from restructuring initiatives and heightened M&A activity in the space. BellSouth has risen 36.2% so far this year on their announced combination with AT&T--both of which we did not own during the period. Within information technology a large overweight negatively impacted performance. Despite strong performance from Inuit and Yahoo, a number of companies in the portfolio sector declined. The main detractors in this sector were eBay, Analog Devices, Dell and Microsoft.

    On the other hand, sectors that contributed positively to performance during the period included energy, industrials, and materials. Despite an underweight position in the energy sector, the second best performing sector within the S&P 500 for the period, our holdings concentrated in the oil services sector returned 28.5%. Strength in oil services giant Schlumberger was the main driver of this positive performance. Within industrials, strong returns from Dover, our sole holding in the sector, was more than enough to offset an underweight position in the group. Dover, a diversified machinery company, has seen strength in many of its business components and the shares have responded positively to the company exceeding analyst earnings expectations in early 2006 coupled with providing positive earnings guidance for the remainder of 2006. Monsanto, our sole holding in the materials sector, continues to exceed earnings guidance as the company is experiencing very strong demand for its genetically modified seed traits.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Fund held 35 high quality growth companies at the end of the period. During the period there were no significant changes to the Fund's composition or positioning. In early 2006, Intel was eliminated based on a disappointing fourth quarter earnings report, increased competition from AMD, and the possibility of slowing personal computer unit growth in 2006. In addition, within the energy sector, we eliminated our position in Baker Hughes in favor of Transocean. The transaction was based on more favorable valuation and business fundamentals.

    The philosophy of the Premier Growth Equity strategy remains unchanged, despite the challenging environment for growth investors. We continue to focus on fundamental, bottom-up stock selection to identify high-quality companies that have the ability to produce double-digit earnings growth for the foreseeable future. We believe that the aggregate portfolio is well positioned for the rest of 2006 and beyond.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2006 - JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                           ACCOUNT VALUE AT                      ACCOUNT VALUE                     EXPENSES
                                           THE BEGINNING OF                      AT THE END OF                    PAID DURING
                                            THE PERIOD ($)                       THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                           1,000.00                              987.97                          3.59
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                       1,000.00                            1,021.05                          3.56
------------------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.71% (FROM
   PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS (1.20)%.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         Premier Growth
                           Equity Fund            S&P 500 Index

12/12/97                   $10,000.00              $10,000.00
12/97                       10,345.74               10,168.40
12/98                       14,125.24               13,086.53
12/99                       19,247.20               15,843.58
12/00                       18,240.70               14,388.59
12/01                       16,573.75               12,674.62
12/02                       13,090.75               9,873.29
12/03                       16,875.83               12,709.71
12/04                       18,062.45               14,092.69
12/05                       18,295.86               14,785.84
6/06                        18,075.78               15,185.53

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
----------------------------------------------------------------------------------------------------------------------
                                              SIX              ONE             FIVE                SINCE
                                            MONTHS            YEAR             YEAR              INCEPTION
----------------------------------------------------------------------------------------------------------------------
Premier Growth Equity Fund                    -1.20%            3.06%            1.03%               7.17%
----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                  2.70%            8.63%            2.49%               4.99%
----------------------------------------------------------------------------------------------------------------------
Lipper peer group average*                    -2.44%            6.19%           -0.79%                N/A
----------------------------------------------------------------------------------------------------------------------
Inception date                             12/12/97
----------------------------------------------------------------------------------------------------------------------


Premier Growth Equity Fund (ending value $18,076)
S&P 500 Index (ending value $15,186)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Dover Corp.                                             4.65%
--------------------------------------------------------------------------------
 First Data Corp.                                        4.54%
--------------------------------------------------------------------------------
 State Street Corp.                                      4.23%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       4.13%
--------------------------------------------------------------------------------
 Intuit Inc.                                             4.10%
--------------------------------------------------------------------------------
 SLM Corp.                                               3.92%
--------------------------------------------------------------------------------
 Amgen, Inc.                                             3.73%
--------------------------------------------------------------------------------
 Molex, Inc. (Class A)                                   3.72%
--------------------------------------------------------------------------------
 Monsanto Co.                                            3.71%
--------------------------------------------------------------------------------
 AFLAC Incorporated                                      3.62%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $118,017 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Information Technology          28.2%
Healthcare                      18.0%
Consumer Discretionary          17.4%
Financials                      12.1%
Short-Term                       9.6%
Energy                           6.2%
Industrials                      4.2%
Materials                        3.4%
Telecommunication Services       0.9%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP GROWTH FUNDS PEER GROUP CONSISTING OF 199, 199 AND 117 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------
PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.9%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 18.4%

Bed Bath & Beyond, Inc.               92,970 $   3,083,815 (a)
Carnival Corp.                        78,667     3,283,561
Comcast Corp. (Class A)              107,869     3,535,946(a,e)
Liberty Global, Inc. (Series C)      177,298     3,647,020 (a)
Liberty Media Holding Corp -
   Capital (Series A)                 21,306     1,784,804 (a)
Liberty Media Holding Corp -
   Interactive (Series A)            106,528     1,838,673 (a)
The Home Depot, Inc.                  92,374     3,306,065 (d)
                                                20,479,884

ENERGY -- 6.6%

Schlumberger Ltd.                     67,642     4,404,171
Transocean Inc.                       36,056     2,896,018 (a)
                                                 7,300,189

FINANCIALS -- 12.8%

AFLAC Incorporated                    83,435     3,867,212 (d)
Federal National Mortgage Assoc.      35,758     1,719,960
SLM Corp.                             78,965     4,178,828
State Street Corp.                    77,773     4,517,834 (c)
                                                14,283,834

HEALTHCARE -- 19.1%

Amgen, Inc.                           61,086     3,984,640 (a)
Johnson & Johnson                     64,066     3,838,835
LIncare Holdings Inc.                 69,728     2,638,507 (a)
Medtronic Inc.                        70,919     3,327,519 (e)
Pfizer Inc.                          113,233     2,657,578
UnitedHealth Group Incorporated       57,510     2,575,298
Zimmer Holdings, Inc.                 40,227     2,281,675 (a)
                                                21,304,052

INDUSTRIALS -- 4.5%

Dover Corp.                          100,420     4,963,761

INFORMATION TECHNOLOGY -- 29.9%

Analog Devices, Inc.                  71,515     2,298,492
Cisco Systems, Inc.                  157,930     3,084,373(a,d)
Dell, Inc.                            81,349     1,985,729 (a)
eBay, Inc.                            77,475     2,269,243(a,e)
First Data Corp.                     107,571     4,844,998 (d)
Intuit Inc.                           72,409     4,372,779(a,d,e)
Linear Technology Corp.               55,424     1,856,150 (e)
Microsoft Corp.                      120,682     2,811,891

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Molex, Inc. (Class A)                138,263 $   3,972,296
Paychex, Inc.                         32,778     1,277,686
QUALCOMM, Inc.                        43,207     1,731,304
Yahoo! Inc.                           85,818     2,831,994(a)
                                                33,336,935

MATERIALS -- 3.6%

Monsanto Co.                          47,081     3,963,749

TELECOMMUNICATION SERVICES -- 1.0%

Vodafone Group PLC ADR                50,657     1,078,994

TOTAL INVESTMENTS IN SECURITIES
   (COST $98,084,394)                          106,711,398

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

GEI Short Term Investment Fund
   6.93%                           1,787,450     1,787,450(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 8.5%

State Street Navigator Securities
   Lending Prime Portfolio
   5.25%                           9,517,900     9,517,900(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $11,305,350)                           11,305,350

TOTAL INVESTMENTS
   (COST $109,389,744)                         118,016,748

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (6.0)%                               (6,668,016)
                                               -----------

NET ASSETS -- 100.0%                          $111,348,732
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Premier Growth Equity had the following long futures contracts open at June 30, 2006 (unaudited):

                               NUMBER     CURRENT
                 EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE    DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
   Futures     September 2006     2      $641,500     $(1,763)

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2006.


Abbreviations:

ADR  American Depository Receipt
TBA  To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------
PREMIER GROWTH EQUITY FUND
                                                  6/30/06+      12/31/05      12/31/04       12/31/03      12/31/02       12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --            --            --             --            --       12/12/97
Net asset value, beginning of period ...........    $75.65        $74.95        $70.46         $54.74        $69.34         $78.68
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................      0.13          0.24          0.47           0.11          0.03           0.06
   Net realized and unrealized
      gains/(losses) on investments ............     (1.04)         0.73          4.48          15.72        (14.60)         (7.24)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .     (0.91)         0.97          4.95          15.83        (14.57)         (7.18)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................        --          0.27          0.46           0.11          0.03           0.07
   Net realized gains ..........................        --            --            --             --            --           2.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        --          0.27          0.46           0.11          0.03           2.16
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................    $74.74        $75.65        $74.95         $70.46        $54.74         $69.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...............................   (1.20)%          1.29%         7.03%         28.91%       (21.02)%        (9.14)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....  $111,349      $126,682      $137,801       $143,202       $87,569       $104,185
   Ratios to average net assets:
      Net investment income* ...................      0.31%         0.30%         0.62%          0.20%         0.05%          0.10%
      Expenses* ................................      0.71%         0.71%         0.71%          0.70%         0.67%          0.67%
   Portfolio turnover rate .....................        12%           34%           22%            24%           25%            21%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               PREMIER
                                                                                                               GROWTH
                                                                                                             EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS   Investments in securities, at market* (cost $98,084,394) .....................................     $106,711,398
   Short-term Investments (at amortized cost) .........................................................        9,517,900
   Short-term affiliated investments (at amortized cost) ..............................................        1,787,450
   Receivable for investments sold ....................................................................        3,078,557
   Income receivables .................................................................................           92,577
   Receivable for fund shares sold ....................................................................              515
   Variation margin receivable ........................................................................              699
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ...................................................................................      121,189,096
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ...........................................................       9,517,900
   Payable for investments purchased ..................................................................         172,154
   Payable for fund shares redeemed ...................................................................          86,221
   Payable to GEAM ....................................................................................          64,089
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ..............................................................................        9,840,364
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................................     $111,348,732
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ....................................................................................      106,782,712
   Undistributed (distribution in excess of) net investment income ....................................          187,077
   Accumulated net realized gain (loss) ...............................................................       (4,246,298)
   Net unrealized appreciation/(depreciation) on:
       Investments ....................................................................................        8,627,004
       Futures ........................................................................................           (1,763)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................................     $111,348,732
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) .....................................        1,489,846
Net asset value per share .............................................................................           $74.74

* Includes $9,337,105 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                                                PREMIER
                                                                                                 GROWTH
                                                                                               EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .........................................................................  $    548,984
      Interest* ........................................................................         2,443
      Interest from affliated investments ..............................................        66,720
----------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .......................................................................       618,147
----------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .................................................       396,834
      Custody and accounting expenses ..................................................        16,903
      Professional fees ................................................................         9,468
      Trustee's fees ...................................................................         1,804
      Registration expenses ............................................................           388
      Transfer agent ...................................................................           108
      Other expenses ...................................................................         5,565
----------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .....................................................................       431,070
----------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .......................................................       187,077
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...................................................................     4,503,618
         Futures .......................................................................       (22,189)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ...................................................................    (5,698,448)
         Futures .......................................................................       (33,596)
----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ...........................    (1,250,615)
----------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................   $(1,063,538)
----------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses, was $1,995.


See Notes to Financial Statements.

Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PREMIER
                                                                                                          GROWTH
                                                                                                        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                                             JUNE 30, 2006        DECEMBER 31,
                                                                                              (UNAUDITED)             2005
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ....................................................    $    187,077          $    394,754
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ........................................       4,481,429             6,078,101
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation .........      (5,732,044)           (4,777,882)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..........................................      (1,063,538)            1,694,973
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................................              --              (454,489)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................................              --              (454,489)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ................      (1,063,538)            1,240,484
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       1,679,618            15,512,338
     Value of distributions reinvested ................................................              --               454,492
     Cost of shares redeemed ..........................................................     (15,949,537)          (28,325,838)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..................................     (14,269,919)          (12,359,008)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (15,333,457)          (11,118,524)

NET ASSETS
   Beginning of period ................................................................     126,682,189           137,800,713
------------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $111,348,732          $126,682,189
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ........    $    187,077          $         --
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................................          21,543               214,046
     Issued for distributions reinvested ..............................................           --                    5,954
     Shares redeemed ..................................................................        (206,174)             (383,987)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................................................        (184,631)             (163,987)
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTION Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
----------------------------------------------------------------------------------------------------------------------
                $114,735,622              $14,627,040                $(11,345,913)               $3,281,127

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------

              $   311,312              12/31/10
                3,038,704              12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $5,723,682 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

           Ordinary                  Long-Term
            Income                  Capital Gains                  Total
--------------------------------------------------------------------------------
           $454,489                      $ --                     $454,489

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $883 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $13,801,134           $30,936,790

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           collateral*
--------------------------------------------------------------------------------
                $9,337,105            $9,555,836

* COLLATERAL OF $9,517,900 INCREASED BY $37,936 ON JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY

Matthew J. Simpson


TREASURER

Scott H. Rhodes


ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL

Sutherland, Asbill & Brennan, LLP


CUSTODIAN

State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL
POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900




The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.


[GE logo omitted]

GE Investments Funds, Inc.

Value Equity Fund




Semi-Annual Report

JUNE 30, 2006



[GE LOGO OMITTED]

GE Investments Funds, Inc.
Value Equity Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE......................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS................................     2

NOTES TO SCHEDULE OF INVESTMENTS..........................................     8

FINANCIAL STATEMENTS

     Financial Highlights.................................................     9

     Statement of Assets and Liabilities..................................    10

     Statement of Operations..............................................    11

     Statements of Changes in Net Assets..................................    12

     Notes to Financial Statements........................................    13

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL.............................    17

ADDITIONAL INFORMATION....................................................    20

INVESTMENT TEAM...........................................................    23



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Russell 1000 Value Index (Russell 1000 Value) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Value Equity Fund
--------------------------------------------------------------------------------


THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

PAUL REINHARDT (PICTURED BELOW) IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND LEAD PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Value Equity Fund returned 3.80%. The S&P 500 Index, the Fund's benchmark, returned 2.70% and the Fund's Lipper peer group of 222 Large-Cap Core Funds returned an average of 1.25% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. The U.S. stock market began the year on a bullish note, however volatility rose by the end of the period, upsetting all global financial markets. The S&P 500 rallied through April as investors anticipated an end to the Federal Reserve's tightening campaign. By May 10, the Dow Jones Industrials were up more than 8% for the year, less than 100 points short of the record. However as growth persisted and inflationary data mounted, Federal Reserve members became more hawkish in their public comments. At the same time, central bankers around the world tightened monetary policy, reducing appetite for risk. Investors began to worry about the sustainability of the global expansion, given the inflation and liquidity concerns. For most of May and June riskier asset classes -- from developing country stocks to industrial commodities to Florida condos--came under pressure. U.S. equities swooned amid the uncertainty, and the Dow gave back half of the year's gains.

    Technology and health care were hit the hardest in this environment, and were the only sectors posting negative returns year-to-date. In fact, health care dropped to a 12-month low in the last week of June, while consumer staples registered a new high. This contrasting performance between two defensive sectors highlighted the importance of careful stock selection in a volatile market. Value continued to lead growth as the Russell 1000 Value Index gained 6.6% year-to-date, while the Russell 1000 Growth Index lost -0.9%.

[PHOTO OMITTED]

                                                                             Q&A


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strength among our information technology holdings had been a major contributor to the Fund's outperformance in the past six months. For example, avoiding poor performing Internet software and services stocks, including Ebay (-32.2%) and Yahoo (-15.8%) helped our returns. Within software, strength in Oracle (18.7%) more than offset a drag from Microsoft (-10.3%), which has been investing to battle competitive threats from Google. We have been encouraged about Microsoft's upcoming product refreshment cycle and have maintained our position. In a reversal from last year, avoiding Apple (-20.3%) had a positive impact. In addition, First Data Corp. (5.0%) rallied upon the announcement of its Western Union subsidiary spin-off, benefiting the Fund.

    Health care and industrials holdings also were key drivers of Fund performance, with our health care holdings returning 0.9% versus -3.8% for the sector benchmark, and our industrials holdings returning 10.0% vs. 7.1% for the benchmark. Avoiding carnage within the healthcare equipment space helped -- companies such as Medtronic (-18.2%) and Boston Scientific (-31.2%) declined on uncertainty surrounding the implantable cardiac device market. Underweighting biotechnology stocks was also useful as the industry pulled back -10.6%. Quest Diagnostics (16.8%) and GlaxoSmithKline (12.4%) have also added to our health care gains. Strength in industrials has reflected good growth in late cycle end markets, and sustained global economic development. Our electrical equipment holdings exhibited particular strength due to growing investment in power infrastructure -- ABB (34.1%) and Cooper Industries (28.4%) leveraged this secular trend. End-market demand has also been robust for machinery companies like Deere (23.8%) and Eaton (13.5%), benefiting the Fund.

    Areas of weakness year-to-date have been primarily within the telecommunications services, financials and utilities sectors. Underperformance in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned 19.8% during the period. The Bells have benefited from restructuring initiatives and heightened M&A activity in the space. BellSouth has risen 36.2% so far this year on their announced combination with AT&T (16.9%) -- both of which the Fund did not own during the period. Within financials, Freddie Mac (-11.4%) declined amidst uncertain operating conditions for GSE's. Underweighting real estate investment trusts (8.5%) and commercial banks (5.9%) had also taken away from relative performance. The Fund has been cautious on financials, as we have worried about profit margins in an environment of higher financing costs. Underweighting utilities also hurt performance. Electric utilities and independent power producers have successfully passed the higher costs of production on to customers through price increases, in many cases, and being underrepresented in this area hurt -- especially as the market mood got defensive in the second half of the period.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the period, and we continue to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The portfolio has been positioned for a moderate slowdown in economic growth, given the current levels of interest rates and high energy prices. In the past six months, as we prepared ourselves for slowing growth, we increased our weighting in the steady-growth health care sector, initiating positions in Baxter, Quest Diagnostics, and Thermo Electron Corp., and adding to Pfizer and Johnson & Johnson. We also increased exposure to consumer staples, including initiating positions in Diageo and Alberto Culver, and adding to Pepsico. We have also opportunistically increased our exposure to utilities, initiating a position in Duke Energy, and increased our holdings in Dominion Resources. Within industrials, we took some profits and reduced our overweight. While financials and consumer discretionary remained among our largest underweights, given our concerns about the interest rate environment, during the period we reduced our holdings within energy, taking profits in Burlington Resources, one of last year's top performing stocks for the Fund.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2006 - JUNE 30, 2006
----------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,037.96                           4.02
----------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.69                           3.92
----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.78% (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

** ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 3.80%.

Value Equity Fund



CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     Value              S&P 500
                  Equity Fund            Index

4/28/00           $10000.00           $10000.00
6/00                9970.00            10035.00
12/00               9978.58             9154.99
6/01                9486.19             8542.89
12/01               9105.15             8064.45
6/02                8357.33             7003.61
12/02               7505.72             6282.05
6/03                8219.58             7021.98
12/03               9310.98             8086.77
6/04                9517.43             8364.94
12/04              10202.11             8966.72
6/05               10181.23             8894.16
12/05              10616.27             9407.74
6/06               11019.29             9662.05


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------
                                   SIX      ONE    FIVE     SINCE
                                 MONTHS    YEAR    YEAR   INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                3.80%    8.23%   3.04%    1.58%
--------------------------------------------------------------------------------
S&P 500 Index                    2.70%    8.63%   2.49%   -0.56%
--------------------------------------------------------------------------------
Lipper peer group average*       1.25%    7.82%   1.55%     N/A
--------------------------------------------------------------------------------
Inception date                   4/28/00
--------------------------------------------------------------------------------

Value Equity Fund (ending value $11,019)
S&P 500 Index (ending value $9,662)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       4.31%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.91%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.78%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.60%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.50%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.39%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   2.11%
--------------------------------------------------------------------------------
 First Data Corp.                                        2.02%
--------------------------------------------------------------------------------
 Oracle Corp.                                            2.02%
--------------------------------------------------------------------------------
 Clorox Co.                                              1.83%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $36,038 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Financials 18.3%
Information Technology 14.3%
Healthcare 13.8%
Industrials 11.9%
Consumer Staples 11.1%
Consumer Discretionary 9.1%
Energy 8.4%
Utilities 4.5%
Materials 4.2%
Telecommunication Services 3.6%
Short-Term 0.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE FUNDS PEER GROUP CONSISTING OF 222, 220 AND 147 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

VALUE EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.2%+


CONSUMER DISCRETIONARY -- 9.1%

Autozone, Inc..................       1,976    $  174,283(a)
Cablevision Systems Corp.
   (Class A)...................       9,121       195,645
Comcast Corp. (Class A)........       4,180       137,020(a)
Koninklijke Philips
   Electronics N.V. ADR........      10,257       319,403
Liberty Global, Inc.
   (Series A) .................      2,7145         8,351(a)
Liberty Global, Inc.
   (Series C) .................       3,640        74,875(a)
News Corp. (Class A)...........      15,201       291,555
Omnicom Group, Inc.............       5,472       487,501
Ross Stores, Inc...............       8,589       240,921
Starwood Hotels & Resorts
   Worldwide, Inc..............       3,800       229,292
Target Corp....................       4,560       222,847
The Home Depot, Inc............       2,204        78,881
Time Warner, Inc...............      30,402       525,955(d)
Viacom Inc. (Class B)..........       6,916       247,869(a)
                                                3,284,398

CONSUMER STAPLES -- 11.1%

Alberto-Culver Co..............       4,712       229,569(a)
Altria Group, Inc..............         774        56,835
Clorox Co......................      10,793       658,049
Diageo PLC ADR.................       2,470       166,849
General Mills, Inc.............       6,917       357,332
Kellogg Co.....................       8,209       397,562
Kimberly-Clark Corp............       5,092       314,176
PepsiCo, Inc...................      15,581       935,483
Procter & Gamble Co............       6,309       350,780
The Coca-Cola Co...............      12,313       529,705
                                                3,996,340

ENERGY -- 8.4%

EnCana Corp....................       3,420       180,029(e)
Exxon Mobil Corp...............      25,310     1,552,769(d)
Halliburton Co.................       2,888       214,319
Hess Corp......................       5,928       313,295
Occidental Petroleum Corp......       3,420       350,721
Schlumberger Ltd...............       3,420       222,676
Transocean Inc.................       2,432       195,338(a)
                                                3,029,147

FINANCIALS -- 17.7%

Allstate Corp..................       9,273       507,511
American International Group,
   Inc. .......................       8,057        475,766
Bank of America Corp...........      20,826     1,001,731(d)
BlackRock Inc. (Class A).......       1,216       169,231

                                      NUMBER
                                   OF SHARES         VALUE

Chubb Corp.....................       8,361 $     417,214
Citigroup, Inc.................      13,301       641,640
Federal Home Loan
   Mortgage Corp...............       7,981       454,997
Federal National Mortgage
   Assoc. .....................       3,496       168,158
Mellon Financial Corp..........      12,845       442,253
Merrill Lynch & Company, Inc...       4,332       301,334
Metlife, Inc...................       7,828       400,872
Morgan Stanley.................       6,613       418,008
Prudential Financial, Inc......       3,154       245,066
State Street Corp..............       3,496       203,083(c)
SunTrust Banks, Inc............       4,332       330,358
The Bank of New York
   Company, Inc................       3,648       117,466
Wells Fargo & Co...............       1,140        76,471
                                                6,371,159

HEALTHCARE -- 13.8%

Abbott Laboratories............       3,420       149,146
Aetna, Inc.....................       7,600       303,468
Amgen, Inc.....................       3,040       198,299(a)
Baxter International, Inc......      14,821       544,820
Eli Lilly & Co.................       5,016       277,234
GlaxoSmithKline PLC ADR........       8,050       449,190
Johnson & Johnson..............       9,121       546,530
Medco Health Solutions, Inc....       7,372       422,268(a)
Novartis AG ADR................       5,244       282,757
Pfizer Inc.....................      38,383       900,849(d)
Quest Diagnostics Inc..........       2,964       177,603
Thermo Electron Corp...........       2,052        74,364(a)
UnitedHealth Group
   Incorporated                       2,128        95,292
Wyeth..........................      12,465       553,571
                                                4,975,391

INDUSTRIALS -- 9.6%

ABB Ltd. ADR...................      20,522       265,965
Burlington Northern
   Santa Fe Corp...............       2,812       222,851
Cooper Industries Ltd..........       2,660       247,167
Deere & Co.....................       5,928       494,929
Eaton Corp.....................       6,536       492,814
General Dynamics Corp..........       4,484       293,523
Honeywell International Inc....       1,368        55,130
ITT Industries, Inc............       2,432       120,384
Northrop Grumman Corp..........       6,688       428,433
Rockwell Collins, Inc..........       1,900       106,153
Textron Inc....................       1,634       150,622
3M Co..........................       1,520       122,770
Tyco International Ltd.........       7,600       209,000
United Technologies Corp.......       2,204       139,778
Waste Management, Inc..........       2,660        95,441
                                                3,444,960

INFORMATION TECHNOLOGY -- 14.3%

Analog Devices, Inc............      12,161       390,855(d)
Applied Materials, Inc.........       5,321        86,626
Cisco Systems, Inc.............      24,702       482,430(a,d)

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

VALUE EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
First Data Corp................      16,189 $     729,153
Hewlett-Packard Co.............       5,991       189,795
Intel Corp.....................      15,201       288,059
International Business
   Machines Corp...............       9,881       759,058
Microchip Technology Inc.......       2,660        89,243
Microsoft Corp.................      44,995     1,048,384(d)
Oracle Corp....................      50,164       726,876(a,d)
Sun Microsystems, Inc..........      28,391       117,823(a)
Texas Instruments Incorporated.       3,344       101,290
Xerox Corp.....................      10,641       148,016(a)
                                                5,157,608

MATERIALS -- 4.1%

Air Products & Chemicals, Inc..       5,928       378,918
Barrick Gold Corp..............      12,921       382,462
Dow Chemical Co................       4,408       172,044
Freeport-McMoRan Copper &
   Gold Inc. (Class B).........       6,460       357,949
Monsanto Co....................       1,368       115,172
Weyerhaeuser Co................       1,444        89,889
                                                1,496,434

TELECOMMUNICATION SERVICES -- 3.6%

Alltel Corp....................       6,080       388,086
Sprint Corporation.............      13,681       273,483
Verizon Communications Inc.....      16,341       547,260
Vodafone Group PLC ADR.........       4,561        97,149
                                                1,305,978

UTILITIES -- 4.5%

American Electric Power
   Company, Inc.................       4,560       156,180
Constellation Energy Group,
   Inc.                               6,841       372,971
Dominion Resources, Inc........       6,840       511,564
Duke Energy Corp...............       9,120       267,854
Entergy Corp...................       3,572       252,719
PG&E Corp......................       1,140        44,779
                                                1,606,067

TOTAL COMMON STOCK
 (COST $31,278,707)...........                34,667,482

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund...................       6,611 $     213,403(g)
Industrial Select Sector
   SPDR Fund...................      25,489       861,528(d,g)

TOTAL EXCHANGE TRADED FUNDS
 (COST $869,348) ..............                 1,074,931


TOTAL INVESTMENTS IN SECURITIES
 (COST $32,148,055) ...........                35,742,413

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.7%

GEI Short Term Investment Fund
   6.93%.......................     266,152       266,152(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.1%

State Street Navigator Securities
   Lending Prime Portfolio
  5.25%........................      29,621        29,621(b,c)

TOTAL SHORT-TERM INVESTMENTS
 (COST $295,773)..............                   295,773


TOTAL INVESTMENTS
 (COST $32,443,828)...........                36,038,186

OTHER ASSETS AND LIABILITIES,
   NET -- 0.0%*................                     6,945
                                              -----------
NET ASSETS -- 100.0% ..........               $36,045,131
                                              ===========

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

*   Less than 0.1%

+   Percentages are based on net assets as of June 30, 2006.



Abbreviations:

ADR  American Depository Receipt

SPDR Standard & Poors Depository Receipts

TBA  To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND

                                                     6/30/06+    12/31/05     12/31/04      12/31/03    12/31/02      12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --            --          --       4/28/00
Net asset value, beginning of period.........         $10.01        $9.77        $9.02         $7.36       $9.01         $9.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income.....................           0.06         0.11         0.11          0.11        0.07          0.05
   Net realized and unrealized
      gains/(losses) on investments..........           0.32         0.29         0.75          1.66       (1.65)        (0.92)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS ...............................           0.38         0.40         0.86          1.77       (1.58)        (0.87)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income.....................             --         0.12         0.11          0.11        0.07          0.05
   Net realized gains........................             --         0.04           --            --          --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..........................             --         0.16         0.11          0.11        0.07          0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............         $10.39       $10.01        $9.77         $9.02       $7.36         $9.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A).............................           3.80%        4.06%        9.57%        24.05%     (17.57)%       (8.75)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)..        $36,045      $37,115      $37,128       $29,989     $24,623       $18,202
   Ratios to average net assets:
      Net investment income*.................           1.19%        1.13%        1.26%         1.16%       1.01%         0.76%
      Expenses*..............................           0.78%        0.80%        0.80%         0.73%       0.74%         0.79%
   Portfolio turnover rate...................             24%          36%          53%           78%         76%          103%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   VALUE
                                                                                                                  EQUITY
                                                                                                                   FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $32,148,055)...............................................     $35,742,413
   Short-term Investments (at amortized cost) ............................................................          29,621
   Short-term affiliated investments (at amortized cost)..................................................         266,152
   Receivable for investments sold........................................................................         318,873
   Income receivables ....................................................................................          47,009
   Receivable for fund shares sold........................................................................             351
   Variation margin receivable............................................................................               5
-----------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................      36,404,424
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................................................          29,621
   Payable for investments purchased .....................................................................         304,590
   Payable for fund shares redeemed.......................................................................           3,164
   Payable to GEAM........................................................................................          21,918
-----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................         359,293
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................     $36,045,131
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................      30,131,392
   Undistributed (distribution in excess of) net investment income .......................................         219,380
   Accumulated net realized gain (loss)...................................................................       2,100,001
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................................................       3,594,358
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................     $36,045,131
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................       3,468,500
Net asset value per share.................................................................................          $10.39

* Includes $28,741 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                                                                                VALUE
                                                                                               EQUITY
                                                                                                FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .........................................................................   $   355,412
      Interest* ........................................................................           202
      Interest from affliated investments ..............................................        10,579
      Less: Foreign taxes withheld .....................................................        (2,391)
-----------------------------------------------------------------------------------------------------------
    TOTAL INCOME .......................................................................       363,802
-----------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .................................................       121,176
      Custody and accounting expenses ..................................................        17,687
      Professional fees ................................................................         2,694
      Trustee's fees ...................................................................           522
      Registration expenses ............................................................           216
      Transfer agent ...................................................................           104
      Other expenses ...................................................................         2,023
-----------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .....................................................................       144,422
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ...........................................................       219,380
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...................................................................     2,062,813
         Futures .......................................................................       (23,790)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ...................................................................      (854,178)
         Futures .......................................................................         4,650
-----------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ...........................     1,189,495
-----------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................    $1,408,875
-----------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, was $202.


See Notes to Financial Statements.

Statements of
Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
                                                                                                      EQUITY
                                                                                                       FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED     YEAR ENDED
                                                                                            JUNE 30, 2006      DECEMBER 31,
                                                                                             (UNAUDITED)          2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss).....................................................     $   219,380     $   418,647
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps.........................................       2,039,023       1,719,665
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation..........        (849,528)       (625,589)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations..........................................        1,408,875       1,512,723
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................              --        (436,545)
     Net realized gains................................................................              --        (139,602)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................              --        (576,147)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions.................       1,408,875         936,576
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares......................................................         496,084       2,384,068
     Value of distributions reinvested.................................................              --         576,173
     Cost of shares redeemed...........................................................      (2,974,768)     (3,910,331)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions...................................      (2,478,684)       (950,090)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................      (1,069,809)        (13,514)

NET ASSETS
   Beginning of period.................................................................      37,114,940      37,128,454
---------------------------------------------------------------------------------------------------------------------------------
   End of period.......................................................................     $36,045,131     $37,114,940
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........     $   219,380     $        --
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................          47,392         244,856
     Issued for distributions reinvested...............................................              --          57,103
     Shares redeemed...................................................................        (285,254)       (397,704)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................        (237,862)        (95,745)
---------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $32,797,914                $4,495,133                $(1,254,860)                $3,240,273

As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2005, the Fund utilized approximately $1,098,588 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                             Long-Term
           Ordinary           Capital
            Income             Gains          Total
--------------------------------------------------------------------------------
           $421,053          $155,094       $576,147

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $252 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $8,691,353            $10,650,979

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           collateral*
--------------------------------------------------------------------------------
                  $28,741               $29,348

* COLLATERAL OF $29,621 DECREASED BY $273 ON JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since
1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Scott H. Rhodes


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL

POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

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

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

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


INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900




The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.



[GE LOGO OMITTED]

GE Investments Funds, Inc.

Mid-Cap Equity Fund



Semi-Annual Report

JUNE 30, 2006


[LOGO OMITTED]

GE Investments Funds, Inc.
Mid-Cap Equity Fund                                                    Contents
-------------------------------------------------------------------------------


NOTES TO PERFORMANCE .................................................        1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................        2

NOTES TO SCHEDULE OF INVESTMENTS .....................................        8

FINANCIAL STATEMENTS

     Financial Highlights ............................................        9

     Statement of Assets and Liabilities .............................       10

     Statement of Operations .........................................       11

     Statements of Changes in Net Assets .............................       12

     Notes to Financial Statements ...................................       13

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ........................       17

ADDITIONAL INFORMATION ...............................................       20

INVESTMENT TEAM ......................................................       23





This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell Mid Cap Index (Russell Mid Cap) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise each index.

Russell Mid Cap is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------



DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND. SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.


Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Mid-Cap Equity Fund returned 2.29%. The Russell Mid-Cap Index, the Fund's benchmark, returned 4.86% and the Fund's Lipper peer group of 84 Mid-Cap Core funds returned an average of 4.02% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. High oil prices continued to fuel stock price appreciation in the energy sector, and the Fund's overweight in energy continued to help performance. At the same time, however, higher oil prices and increased interest rates raised concerns about global economic growth, putting pressure on capital markets and negatively impacting our market-sensitive financials. Investors sought safety in high dividend paying stocks, such as those in the Real Estate Investment Trust (REIT) industry where the Fund had an underweight due to its growth bias. However, diverging trends within real estate had a net positive effect on the Fund during the six months ended June 30, 2006. Homebuilding stocks declined about 30%, on average, as interest rates moved higher and inventory of homes for sale increased. The Fund benefited due to our underweight in this sector. Conversely, commercial real estate stocks continued their uptrend, due to the ongoing recovery in the commercial real estate industry. While we were underweight in the REIT sector, the Fund participated in this appreciation through its investment in commercial real estate services firms.

    Stock option backdating came into the forefront of investor's minds during the first six months of 2006. Certain of the Fund's holdings, particularly in the technology sector, were negatively affected by announcements of SEC inquiries related to option pricing procedures.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. While there was no particular theme within the information technology sector, the Fund was negatively affected by a few individual stocks that weighed on portfolio returns. Biometric fingerprint company Cogent, declined 34% as guidance fell below expectations due to the uncertain timing of new contract awards. Software companies Wind River and Activision fell 26% and 17%, respectively. Wind River fell due to an earnings miss. Activision's stock declined due to concerns about the timing and availability of next generation game consoles. Finally, communications equipment companies Juniper Networks and Comverse Technology fell 28% and 26%, respectively, over concerns on options pricing.



[PHOTO OMITTED]

                                                                             Q&A



    Within consumer staples, the Fund was negatively impacted by not owning Archer-Daniels-Midland, which rose 68%. Weight Watchers negatively impacted us, down 17%, due to weakness in its UK operations related to missteps in a new program launch.

    Within financials, asset managers Legg Mason and Calamos Asset Management, which declined 17% and 7%, respectively, detracted from Fund performance, as these asset managers suffered from negative fund flows and market volatility. On the positive side, real estate services company C.B. Richard Ellis, up 27%, continues to benefit from strong investment sales, as well as a strengthening commercial leasing market. Also, within the commercial real estate sector, information provider CoStar Group rose 39% due to excitement over the launch of its newest product.

    Finally, the Fund continued to benefit from our overweight in Energy as highlighted above, with Weatherford International, up 37%, GlobalSantaFe, up 21%, while Valero and Peabody Energy rose 29% and 36%, respectively. Within the Health Care sector, the Fund had strong stock selection with Amylin Pharmaceuticals up 24%, Thermo Electron up 20% and Advance Medical Optics up 21%.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Fund's sector weightings did not change dramatically during the first half of 2006. We maintain our underweight in financial services as well as in consumer discretionary companies. We focus on investing in attractively valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore healthcare and information technology companies represent a more meaningful percentage of the portfolio.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2006 - JUNE 30, 2006

---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                   PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,022.89                           3.59
---------------------------------------------------------------------------------------------------------------------------

Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.13                           3.47
---------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.69% (FROM
   PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).
 **ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 2.29%.

Mid-Cap Equity Fund                                                  (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[LINE CHART OMITTED, PLOT POINTS FOLLOWS]



                                    MIDCAP                            RUSSELL
                                 EQUITY FUND                       MIDCAP INDEX

5/1/97                            $10000.00                        $10000.00
12/97                              13255.63                         12690.32
12/98                              14141.95                         13966.07
12/99                              16583.39                         16507.21
12/00                              17957.86                         17870.35
12/01                              18016.39                         16861.85
12/02                              15536.50                         14134.45
12/03                              20653.98                         19801.72
12/04                              23963.34                         23795.64
12/05                              26776.52                         26806.00
06/06                              27389.51                         28108.47


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------


                              SIX       ONE      FIVE       SINCE
                            MONTHS     YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund          2.29%    10.79%     8.35%     11.62%
--------------------------------------------------------------------------------
Russell MidCap Index         4.86%    13.68%     9.92%     11.93%
--------------------------------------------------------------------------------
Lipper peer group average*   4.02%   12.44%      9.04%      N/A
--------------------------------------------------------------------------------
Inception date                5/1/97
--------------------------------------------------------------------------------


            Mid-Cap Equity Fund (ending value $27,390)
            Russell MidCap Index (ending value $28,108)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Amylin Pharmaceuticals, Inc.                            1.58%
--------------------------------------------------------------------------------
 CB Richard Ellis Group, Inc. (Class A)                  1.58%
--------------------------------------------------------------------------------
 Thermo Electron Corp.                                   1.50%
--------------------------------------------------------------------------------
 Harris Corp.                                            1.40%
--------------------------------------------------------------------------------
 Rockwell Collins, Inc.                                  1.38%
--------------------------------------------------------------------------------
 Michaels Stores, Inc.                                   1.33%
--------------------------------------------------------------------------------
 Legg Mason, Inc.                                        1.29%
--------------------------------------------------------------------------------
 MoneyGram International, Inc.                           1.26%
--------------------------------------------------------------------------------
 GlobalSantaFe Corp.                                     1.24%
--------------------------------------------------------------------------------
 Barr Pharmaceuticals, Inc.                              1.24%
--------------------------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $238,659 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Healthcare 15.8%
Information Technology 15.0%
Short-Term 14.0%
Financials 12.8%
Industrials 11.3%
Consumer Discretionary 10.8%
Energy 8.8%
Materials 3.8%
Utilities 3.4%
Consumer Staples 3.1%
Telecommunication Services 1.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MID-CAP CORE FUNDS PEER GROUP CONSISTING OF 84, 81 AND 48 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                               MID-CAP EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 96.9%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 12.1%

aQuantive, Inc.                       25,310    $  641,102(a,e)
Bed Bath & Beyond, Inc.               64,194     2,129,315(a)
Boyd Gaming Corp.                     24,573       991,766(e)
Cheesecake Factory                    58,392     1,573,664(a)
Chico's FAS, Inc.                     36,339       980,426(a)
Federated Department Stores Inc.      45,492     1,665,007
Getty Images, Inc.                    28,828     1,830,866(a,e)
Global Cash Access Holdings, Inc.     85,077     1,329,754(a)
Life Time Fitness, Inc.               20,856       965,007(a,e)
Michaels Stores, Inc.                 76,934     3,172,758(d)
Pulte Homes, Inc.                     42,546     1,224,899(e)
Regal Entertainment
   Group (Class A)                   102,114     2,074,956(e)
Starwood Hotels & Resorts
   Worldwide, Inc.                    31,958     1,928,346
The E.W. Scripps Co. (Class A)        54,194     2,337,929
Univision Communications Inc.
   (Class A)                          39,540     1,324,590(a)
Williams-Sonoma, Inc.                 43,733     1,489,109
                                                25,659,494

CONSUMER STAPLES -- 3.5%

Alberto-Culver Co.                    48,690     2,372,177(a)
Clorox Co.                            16,677     1,016,797
Kroger Co.                            59,674     1,304,474(d)
The Hershey Co.                        9,618       529,663
Weight Watchers
   International Inc.                 53,801     2,199,923(e)
                                                 7,423,034

ENERGY -- 9.9%

BJ Services Co.                       61,599     2,295,179
Dresser-Rand Group, Inc.              74,325     1,745,151(a)
EOG Resources, Inc.                   30,583     2,120,625
GlobalSantaFe Corp.                   51,108     2,951,487
Hess Corp.                            47,378     2,503,927
Nexen, Inc.                           35,233     1,992,074
Peabody Energy Corp.                  44,226     2,465,599
Valero Energy Corp.                   29,746     1,978,704
Weatherford International Ltd.        59,320     2,943,458(a)
                                                20,996,204

FINANCIALS -- 14.4%

Affiliated Managers Group             33,707     2,928,801(a,e)
Calamos Asset Management Inc.
   (Class A)                          76,011     2,203,559(e)


                                      NUMBER
                                   OF SHARES         VALUE

CB Richard Ellis Group, Inc.
   (Class A)                         151,389  $  3,769,586(a,d)
CVB Financial Corp.                   75,412     1,180,952(e)
Everest Re Group, Ltd.                27,436     2,375,135
Greenhill & Company, Inc.             30,564     1,857,069(e)
HCC Insurance Holdings, Inc.          67,394     1,984,079
Legg Mason, Inc.                      30,858     3,070,988
M&T Bank Corp.                        11,681     1,377,424
Maguire Properties, Inc. (REIT)       33,576     1,180,868
MBIA Inc.                             14,987       877,489
North Fork Bancorporation, Inc.       75,958     2,291,653(d)
The Hartford Financial Services
   Group, Inc.                        23,618     1,998,083
Trammell Crow Co. (REIT)              36,250     1,274,912(a,e)
Zions Bancorporation                  28,197     2,197,674
                                                30,568,272

HEALTHCARE -- 17.8%

Advanced Medical Optics, Inc.         30,382     1,540,367(a,e)
Alcon, Inc.                           24,278     2,392,597
Amylin Pharmaceuticals, Inc.          76,409     3,772,312(a,e)
Angiotech Pharmaceuticals, Inc.      145,866     1,713,925(a,e)
Barr Pharmaceuticals, Inc.            61,815     2,947,957(a)
Caremark Rx, Inc.                     58,447     2,914,752
DENTSPLY International, Inc.          34,296     2,078,338
Gilead Sciences, Inc.                 26,683     1,578,566(a)
Henry Schein, Inc.                    57,444     2,684,358(a)
Kinetic Concepts, Inc.                19,466       859,424(a)
Manor Care, Inc.                      54,513     2,557,750
Martek Biosciences Corp.              45,531     1,318,122(a,e)
Psychiatric Solutions Inc.            84,413     2,419,277(a,e)
Quest Diagnostics Inc.                40,837     2,446,953
Smith & Nephew PLC ADR                40,488     1,560,003(e)
Teva Pharmaceutical
   Industries Ltd. ADR                21,988       694,601
Thermo Electron Corp.                 98,998     3,587,688(a,d)
Vertex Pharmaceuticals, Inc.          15,260       560,195(a,e)
                                                37,627,185

INDUSTRIALS -- 12.8%

ChoicePoint, Inc.                     38,053     1,589,474(a)
Corinthian Colleges, Inc.             71,008     1,019,675(a,e)
Corporate Executive Board Co.         12,944     1,296,989
CoStar Group, Inc.                    31,467     1,882,671(a,e)
Danaher Corp.                         39,769     2,557,942
Dover Corp.                           29,366     1,451,561
Eaton Corp.                           31,467     2,372,612(d)
Harsco Corp.                          34,968     2,726,105
Hexcel Corp.                         112,705     1,770,596(a,e)
Joy Global, Inc.                      21,607     1,125,509
MoneyGram International, Inc.         88,688     3,010,958
Rockwell Collins, Inc.                59,065     3,299,962
Stericycle, Inc.                      32,666     2,126,557(a)
Sunpower Corp. (Class A)              29,053       814,065(a,e)
                                                27,044,676


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

MID-CAP EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE

INFORMATION TECHNOLOGY -- 16.9%

Activision, Inc.                     202,850  $  2,308,433(a,d)
Affiliated Computer
   Services, Inc. (Class A)           39,313     2,028,944(a)
Analog Devices, Inc.                  57,991     1,863,831(d)
CDW Corp.                             24,865     1,358,872
Cogent, Inc.                         149,399     2,251,443(a,e)
Comverse Technology, Inc.            105,697     2,089,630(a,d)
DST Systems, Inc.                     29,660     1,764,770(a)
Fiserv, Inc.                          22,992     1,042,917(a)
Harris Corp.                          80,299     3,333,211(d)
Juniper Networks, Inc.                93,401     1,493,482(a)
Linear Technology Corp.               87,390     2,926,691
Macrovision Corp.                     57,533     1,238,110(a,e)
Mettler Toledo International Inc.     25,305     1,532,724(a)
Microchip Technology Inc.             48,871     1,639,622
Molex, Inc. (Class A)                 78,747     2,262,401
NAVTEQ Corp.                          32,292     1,442,807(a)
Neustar, Inc. (Class A)               32,860     1,109,025(a)
Symantec Corp.                        85,509     1,328,810(a,e)
Wind River Systems, Inc.             152,230     1,354,847(a,e)
Xilinx, Inc.                          62,915     1,425,025
                                                35,795,595

MATERIALS -- 4.3%

Cabot Corp.                           26,969       930,970(e)
Martin Marietta Materials, Inc.       25,614     2,334,716
Monsanto Co.                          26,969     2,270,520
Praxair, Inc.                         42,900     2,316,600
Sealed Air Corp.                      24,768     1,289,917
                                                 9,142,723

TELECOMMUNICATION SERVICES -- 1.3%

American Tower Corp. (Class A)        61,579     1,916,338(a)
NII Holdings, Inc. (Class B)          15,714       885,955(a)
                                                 2,802,293

UTILITIES -- 3.9%

Ameren Corp.                          40,444     2,042,422
DTE Energy Co.                        42,546     1,733,324
PPL Corp.                             74,897     2,419,173
SCANA Corp.                           51,903     2,002,418
                                                 8,197,337

TOTAL INVESTMENTS IN SECURITIES
   (COST $165,222,177)                         205,256,813



                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 15.8%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 0.6%

GEI Short Term Investment Fund
   6.93%                           1,244,348  $  1,244,348(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.2%

State Street Navigator Securities
   Lending Prime Portfolio
   5.25%                          32,158,332    32,158,332(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $33,402,680)                           33,402,680


TOTAL INVESTMENTS
   (COST $198,624,857)                         238,659,493


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (12.7)%                               (26,973,581)
                                               ------------

NET ASSETS -- 100.0%                           $211,685,912
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GEI Mid-Cap Equity had the following long futures contracts open at June 30, 2006 (unaudited):


                                 NUMBER      CURRENT
                   EXPIRATION      OF        NOTIONAL    UNREALIZED
DESCRIPTION           DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

S&P 400 Midcap
   Futures      September 2006     4       $1,543,200      $39,230


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2006.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MID-CAP EQUITY FUND


                                                             6/30/06+            12/31/05          12/31/04
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                     --                 --                --
Net asset value, beginning of period ......................    $19.22             $18.33            $17.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................................      0.04               0.05              0.17
   Net realized and unrealized
      gains/(losses) on investments .......................      0.40               2.11              2.63
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ............      0.44               2.16              2.80
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................................        --               0.06              0.14
   Net realized gains .....................................        --               1.21              1.81
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................................        --               1.27              1.95
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............................    $19.66             $19.22            $18.33
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................................     2.29%             11.74%            16.02%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...............  $211,686           $229,097          $239,831
   Ratios to average net assets:
      Net investment income* ..............................     0.35%              0.24%             0.89%
      Expenses* ...........................................     0.69%              0.70%             0.70%
   Portfolio turnover rate ................................       15%                27%               78%

                                                               12/31/03           12/31/02          12/31/01
--------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                        --                --           5/1/97
Net asset value, beginning of period ......................       $13.30            $15.66           $16.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................................         0.19              0.12             0.11
   Net realized and unrealized
      gains/(losses) on investments .......................         4.19            (2.28)           (0.06)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ............         4.38            (2.16)             0.05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................................         0.18              0.12             0.11
   Net realized gains .....................................         0.02              0.08             0.59
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................................         0.20              0.20             0.70
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............................       $17.48            $13.30           $15.66
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................................       32.94%          (13.76)%            0.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...............     $226,929          $170,422         $179,044
   Ratios to average net assets:
      Net investment income* ..............................        1.36%             0.82%            0.85%
      Expenses* ...........................................        0.69%             0.68%            0.68%
   Portfolio turnover rate ................................          28%               37%              42%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                                               MID-CAP
                                                                                               EQUITY
                                                                                                FUND
--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $165,222,177) ........................    $205,256,813
   Short-term Investments (at amortized cost) .......................................      32,158,332
   Short-term affiliated investments (at amortized cost) ............................       1,244,348
   Receivable for investments sold ..................................................       5,020,271
   Income receivables ...............................................................         180,171
   Receivable for fund shares sold ..................................................          97,182
   Variation margin receivable ......................................................           8,800
--------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .................................................................     243,965,917
--------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned .........................................      32,158,332
   Payable for investments purchased ................................................           1,131
   Payable for fund shares redeemed .................................................           2,070
   Payable to GEAM ..................................................................         118,472
--------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ............................................................      32,280,005
--------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................................    $211,685,912
--------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..................................................................     154,789,549
   Undistributed (distribution in excess of) net investment income ..................         409,280
   Accumulated net realized gain (loss) .............................................      16,413,216
   Net unrealized appreciation/(depreciation) on:
       Investments ..................................................................      40,034,636
       Futures ......................................................................          39,230
       Foreign currency related transactions ........................................               1
--------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................................    $211,685,912
--------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) ...................      10,766,107
Net asset value per share ...........................................................          $19.66

* Includes $31,705,442 of securities on loan.



See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                              MID-CAP
                                                                                              EQUITY
                                                                                               FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .........................................................................    $1,012,466
      Interest* ........................................................................        56,736
      Interest from affliated investments ..............................................       114,311
      Less: Foreign taxes withheld .....................................................       (6,134)
------------------------------------------------------------------------------------------------------
    TOTAL INCOME .......................................................................     1,177,379
------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .................................................       738,069
      Professional fees ................................................................        16,642
      Custody and accounting expenses ..................................................        15,468
      Trustee's fees ...................................................................         3,209
      Registration expenses ............................................................           711
      Transfer agent ...................................................................            82
      Other expenses ...................................................................         9,268
------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .....................................................................       783,449
------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .......................................................       393,930
------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...................................................................    14,080,591
         Futures .......................................................................       (97,834)
         Foreign cu rrency transactions ................................................            (8)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ...................................................................    (8,459,697)
         Futures .......................................................................       (11,495)
         Foreign currency transactions .................................................             1
------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ...........................     5,511,558
------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................    $5,905,488
------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, was $56,736.


See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                        MID-CAP
                                                                                                         EQUITY
                                                                                                          FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED            YEAR ENDED
                                                                                          JUNE 30, 2006            DECEMBER 31,
                                                                                           (UNAUDITED)                 2005
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...................................................   $     393,930          $    563,287
     Net realized gain (loss) on investments, futures, written options
       and foreign currency transactions .............................................      13,982,749            14,923,721
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign
       currency translation ..........................................................      (8,471,191)            9,684,992
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .........................................       5,905,488            25,172,000
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........................................................              --              (677,879)
     Net realized gains ..............................................................              --           (13,537,932)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............................................................              --           (14,215,811)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ...............       5,905,488            10,956,189
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ....................................................         859,285             2,208,712
     Value of distributions reinvested ...............................................              --            14,215,740
     Cost of shares redeemed .........................................................     (24,175,618)          (38,115,372)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .................................     (23,316,333)          (21,690,920)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................     (17,410,845)          (10,734,731)

NET ASSETS
   Beginning of period ...............................................................     229,096,757           239,831,488
--------------------------------------------------------------------------------------------------------------------------------
   End of period .....................................................................    $211,685,912          $229,096,757
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END
  OF PERIOD ..........................................................................    $    409,280          $     15,350
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold .....................................................................          43,004               117,331
     Issued for distributions reinvested .............................................              --               735,424
     Shares redeemed .................................................................      (1,198,697)           (2,013,679)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............................................      (1,155,693)           (1,160,924)
--------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:


                   Cost of                  Gross Tax                  Gross Tax            Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------
                $199,101,554              $47,763,996                $(8,206,057)               $39,557,939


As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


                             Long-Term
           Ordinary           Capital
            Income             Gains          Total
-----------------------------------------------------------------
          $5,367,448        $8,848,363     $14,215,811



DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $1,620 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:


                 Purchases               Sales
------------------------------------------------------------------------

                $34,010,507           $58,230,983

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:


                  Loaned
              securities at              Cash
               market value           collateral*
-----------------------------------------------------------------------

                $31,705,442           $32,465,397

* COLLATERAL OF $32,158,332 INCREASED BY $307,065 ON
  JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN
  VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------




NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------



INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL
POSITIONS AS OF JUNE 30, 2006)
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.





[LOGO OMITTED]

GE Investments Funds, Inc.

Small-Cap Equity Fund



Semi-Annual Report

JUNE 30, 2006


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Small-Cap Equity Fund                                       Contents
--------------------------------------------------------------------


NOTES TO PERFORMANCE ............................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ......................  2

NOTES TO SCHEDULE OF INVESTMENTS ................................  8

FINANCIAL STATEMENTS

     Financial Highlights .......................................  9

     Statement of Assets and Liabilities ........................ 10

     Statement of Operations .................................... 11

     Statements of Changes in Net Assets ........................ 12

     Notes to Financial Statements .............................. 13

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ................... 17

ADDITIONAL INFORMATION .......................................... 20

INVESTMENT TEAM ................................................. 23





This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell 2000 Index (Russell 2000) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Small-Cap Equity Fund*
--------------------------------------------------------------------------------


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION.

SMALL-CAP EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON
T. ("DAN") VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE.

JACK FEILER, PRESIDENT AND CHIEF INVESTMENT OFFICER, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE SMALL-CAP EQUITY FUND. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT-INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

JEFFREY SCHWARTZ, SENIOR PORTFOLIO MANAGER, JOINED PALISADE IN OCTOBER 2004. PRIOR TO JOINING PALISADE, MR. SCHWARTZ WAS VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF SAFECO ASSET MANAGEMENT FROM SEPTEMBER 2003 TO SEPTEMBER 2004. FROM JUNE 2001 TO AUGUST 2003, MR. SCHWARTZ FOUNDED NANTUCKET INVESTMENT RESEARCH IN FARMINGTON HILLS, MI, CONDUCTED INDEPENDENT INVESTMENT RESEARCH AND WAS A PRIVATE INVESTOR. FROM JUNE 1992 UNTIL MAY 2001, MR. SCHWARTZ WAS AT MUNDER CAPITAL MANAGEMENT, MOST RECENTLY AS A SENIOR PORTFOLIO MANAGER AND PRINCIPAL.

DENNISON T. ("DAN") VERU IS AN EXECUTIVE VICE-PRESIDENT AND CO-INVESTMENT OFFICER OF PALISADE. SINCE JOINING PALISADE IN MARCH 2000, MR. VERU HAS BEEN A MEMBER OF THE INVESTMENT POLICY COMMITTEE. MR. VERU BECAME A PRINCIPAL OF PALISADE IN JULY 2004. PRIOR TO JOINING PALISADE, HE WAS PRESIDENT AND DIRECTOR OF RESEARCH OF AWAD ASSET MANAGEMENT, A DIVISION OF RAYMOND JAMES & ASSOCIATES. MR. VERU HAS BEEN A FREQUENT GUEST ON CNBC, CNN AND BLOOMBERG TELEVISION. PRIOR TO AWAD, MR. VERU WORKED WITH THE PALISADE TEAM FROM 1984 THROUGH 1992.

Q. HOW DID THE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Small-Cap Equity Fund returned 5.19%. The Russell 2000 Index, the Fund's benchmark, returned 8.20% and the Funds Lipper peer group of 126 Small Cap Core funds returned an average of 6.47% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. Not surprisingly, the gains in the first quarter were offset by the second quarter's setbacks in equities. The first quarter's market performance leadership was attributable to lower-quality, higher-volatility companies. Despite this condition, the Fund achieved a positive return while remaining invested in companies with greater consistent earnings growth, higher return-on-invested-capital, and increasing free cash flow generation. In the highly volatile second quarter, such stocks declined more than the benchmark.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's holdings in the consumer discretionary and information technology sectors declined 14.9% and 5.6%, respectively, during the period and trailed their respective Index's sector return. Our positions in the materials, financial services, and industrials sectors gained 22.8%, 11.7%, and 20.3% respectively, and surpassed the respective returns achieved by the Index's sectors. Some core holdings in the Fund were trimmed as their returns approached high double and


----------------------
* EFFECTIVE JANUARY 3, 2006, THE NAME OF THE FUND WAS CHANGED FROM SMALL-CAP VALUE EQUITY FUND TO SMALL-CAP EQUITY FUND. THERE WAS NO CHANGE TO THE FUND'S INVESTMENT STRATEGY.

Q&A



    triple digits. The prices for these stocks declined greatly with the market's increased volatility in May and the Fund lagged its benchmark as a result.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The most significant changes in sector allocation include reductions in the consumer discretionary, health care, and information technology sectors and increases in the financial services and industrial sectors. Continued rate increases by the Federal Reserve to stem inflationary pressure impeded the buying power of most consumers in the last six months. We slightly scaled back our exposure to the health care sector. We added a few new stocks to the industrials sector but most of the increase in allocation was due to market appreciation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2006 - JUNE 30, 2006
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,051.94                           4.53
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.36                           4.27
----------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.85% (FROM
   PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 5.19%.

Small-Cap Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                            SMALL-CAP                      RUSSELL 2000
                              EQUITY                           INDEX

4/28/00                     $10000.00                       $10000.00
6/00                          9890.00                        10240.84
12/00                        11325.90                         9650.02
6/01                         12029.37                        10312.23
12/01                        12455.23                         9896.45
6/02                         12465.60                         9432.91
12/02                        10729.52                         7876.43
6/03                         11116.07                         9287.89
12/03                        13316.94                        11601.44
6/04                         14247.25                        12385.21
12/04                        15334.17                        13727.92
6/05                         15930.88                        13554.49
12/05                        16795.59                        14348.21
6/06                         17667.94                        15525.13


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------


                                SIX     ONE    FIVE    SINCE
                              MONTHS   YEAR    YEAR  INCEPTION
--------------------------------------------------------------
Small-Cap Equity Fund            5.19%  10.90%   7.99%   9.65%
--------------------------------------------------------------
Russell 2000 Index               8.20%  14.54%   8.53%   7.39%
--------------------------------------------------------------
Lipper peer group average*       6.47%  13.00%   8.13%    N/A
--------------------------------------------------------------
Inception date                  4/28/00
--------------------------------------------------------------


            Small-Cap Equity Fund (ending value $17,668)
            Russell 2000 Index (ending value $15,525)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------
 Genesee & Wyoming Inc. (Class A)                        4.19%
--------------------------------------------------------------
 Micros Systems, Inc.                                    2.80%
--------------------------------------------------------------
 Oshkosh Truck Corp.                                     2.76%
--------------------------------------------------------------
 DRS Technologies, Inc.                                  2.65%
--------------------------------------------------------------
 Centene Corp.                                           2.64%
--------------------------------------------------------------
 Oil States International, Inc.                          2.61%
--------------------------------------------------------------
 Manitowoc Co.                                           2.58%
--------------------------------------------------------------
 Harsco Corp.                                            2.52%
--------------------------------------------------------------
 Jones Lang LaSalle Inc.                                 2.50%
--------------------------------------------------------------
 Federal Realty Investment Trust (REIT)                  2.43%
--------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $153,407 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]



Industrials 22.7%

Financials 18.5%

Short-Term 16.5%

Information Technology 12.9%

Healthcare 9.2%

Consumer Discretionary 7.7%

Energy 7.5%

Materials 2.4%

Consumer Staples 2.1%

Utilities 0.5%





* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE SMALL-CAP CORE FUNDS PEER GROUP CONSISTING OF 126, 125 AND 80 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                              SMALL-CAP EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 98.7%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 9.1%

American Eagle Outfitters             49,700  $  1,691,788
Arbitron, Inc.                        43,900     1,682,687(d)
Bright Horizons Family
   Solutions, Inc.                    10,300       388,207(a,d)
Brinker International, Inc.           31,200     1,132,560
Finish Line (Class A)                 52,800       624,624(d)
Interactive Data Corp.                96,900     1,946,721(a,d)
Meritage Homes Corp.                   7,800       368,550(a,d)
Pool Corp.                            27,900     1,217,277(d)
RARE Hospitality International, Inc.  13,000       373,880(a)
The Talbots, Inc.                     40,200       741,690(d)
Timberland Co. (Class A)              26,000       678,600(a,d)
Triarc Companies, Inc. (Class B)      64,400     1,006,572(d)
                                                11,853,156

CONSUMER STAPLES -- 2.5%

Central European
   Distribution Corp.                 54,900     1,381,284(a,d)
Smithfield Foods, Inc.                62,800     1,810,524(a,d)
                                                 3,191,808

ENERGY -- 8.9%

Chesapeake Energy Corp.               89,500     2,707,375(d)
Dril-Quip Inc.                        12,300     1,014,012(a,d)
Hydril Co.                            25,500     2,002,260(a)
Oil States International, Inc.        97,600     3,345,728(a,d)
St. Mary Land & Exploration Co.       60,700     2,443,175
                                                11,512,550

FINANCIALS -- 21.9%

American Equity Investment Life
   Holding Co.                        41,700       444,522(d)
BioMed Realty Trust, Inc. (REIT)      83,900     2,511,966
Cullen/Frost Bankers, Inc.            34,200     1,959,660(d)
Federal Realty Investment
   Trust (REIT)                       44,500     3,115,000
Global Cash Access Holdings, Inc.     74,800     1,169,124(a,d)
HCC Insurance Holdings, Inc.          90,100     2,652,544
Hilb Rogal & Hobbs Co.                35,900     1,337,993
Jones Lang LaSalle Inc.               36,600     3,204,330(d)
Omega Healthcare
   Investors, Inc. (REIT)            119,600     1,581,112
Raymond James Financial, Inc.         91,175     2,759,867(d)
Sandy Spring Bancorp, Inc.            21,700       782,502(d)
Sky Financial Group, Inc.             33,500       790,935
Sterling Bancorp                      29,562       576,459
Trammell Crow Co. (REIT)              48,100     1,691,677(a,d)
W Holding Company, Inc.               91,982       611,680(d)

                                      NUMBER
                                   OF SHARES         VALUE

Webster Financial Corp.               36,700   $ 1,741,048
Westamerica Bancorporation            29,900     1,464,203(d)
                                                28,394,622

HEALTHCARE -- 10.9%

Centene Corp.                        143,600     3,378,908(a,d)
Computer Programs and
   Systems, Inc.                      58,300     2,329,668(d)
Immunicon Corp.                       70,600       367,826(a,d)
KV Pharmaceutical Co. (Class A)       22,600       421,716(a,d)
Medical Action Industries Inc.        43,500       960,915(a)
Molina Healthcare, Inc.                9,900       376,695(a,d)
Noven Pharmaceuticals Inc.            85,300     1,526,870(a,d)
Salix Pharmaceuticals Ltd.            52,200       642,060(a,d)
The Cooper Companies, Inc.            20,900       925,661(d)
Thoratec Corp.                        71,900       997,253(a,d)
Varian, Inc.                          53,800     2,233,238(a)
                                                14,160,810

INDUSTRIALS -- 26.8%

ADESA, Inc.                          105,000     2,335,200
Comfort Systems USA, Inc.             83,600     1,194,644(d)
DRS Technologies, Inc.                69,600     3,393,000(d)
EDO Corp.                             28,400       691,256(d)
Genesee & Wyoming Inc. (Class A)     151,100     5,359,517(a,d)
Harsco Corp.                          41,300     3,219,748
Herman Miller Inc.                    47,100     1,213,767
Manitowoc Co.                         74,100     3,297,450(d)
Mueller Industries, Inc.              47,200     1,559,016
NCI Building Systems, Inc.             3,300       175,461(a,d)
Old Dominion Freight Line             27,000     1,014,930(a,d)
Oshkosh Truck Corp.                   74,300     3,530,736
Quanta Services, Inc.                 88,500     1,533,705(a,d)
RailAmerica, Inc.                     36,600       382,836(a)
Teledyne Technologies Inc.            61,700     2,021,292(a)
TeleTech Holdings Inc.               137,000     1,734,420(a,d)
Woodward Governor Co.                 70,000     2,135,700(d)
                                                34,792,678

INFORMATION TECHNOLOGY -- 15.2%

Blackbaud, Inc.                      122,500     2,780,750(d)
Digital Insight Corp.                 21,800       747,522(a)
Intergraph Corp.                      53,900     1,697,311(a)
Itron, Inc.                           14,600       865,196(a,d)
Manhattan Associates, Inc.            43,000       872,470(a)
Micros Systems, Inc.                  82,200     3,590,496(a,d)
Mobility Electronics, Inc.           130,700       948,882(a,d)
MoneyGram International, Inc.         63,200     2,145,640
Parametric Technology Corp.          157,480     2,001,571(a,d)
Photon Dynamics, Inc.                 63,100       790,012(a,d)
Plantronics, Inc.                     28,400       630,764(d)
Rudolph Technologies, Inc.            61,800       896,100(a,d)
Semtech Corp.                         66,200       956,590(a)
TNS, Inc.                              6,500       134,485(a,d)
Websense, Inc.                        32,600       669,604(a,d)
                                                19,727,393




See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES        VALUE

MATERIALS -- 2.8%

Commercial Metals Co.                 94,000  $  2,415,800
Packaging Corporation of America      56,400     1,241,928
                                                 3,657,728

UTILITIES -- 0.6%

IDACORP, Inc.                         21,100       723,519(d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $104,018,279)                         128,014,264



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.3%

GEI Short Term Investment Fund
   6.93%                           1,698,012     1,698,012(b,e)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 18.3%

State Street Navigator Securities
   Lending Prime Portfolio
   5.25%                          23,694,930    23,694,930(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $25,392,942)                           25,392,942


TOTAL INVESTMENTS
   (COST $129,411,221)                         153,407,206


LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (18.3)%                     (23,778,880)
                                             -------------


NET ASSETS -- 100.0%                          $129,628,326
                                             =============




See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------



The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)  All or a portion of the security is out on loan.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+    Percentages are based on net assets as of June 30, 2006.

Abbreviations:

REIT Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


SMALL-CAP EQUITY FUND

                                                    6/30/06+     12/31/05     12/31/04      12/31/03    12/31/02      12/31/01
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --            --          --       4/28/00
Net asset value, beginning of period ..............   $14.44       $13.62       $12.74        $10.27      $12.01        $11.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................     0.02         0.02         0.08          0.02        0.03          0.04
   Net realized and unrealized
      gains/(losses) on investments ...............     0.73         1.28         1.85          2.46       (1.69)         1.08
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ....     0.75         1.30         1.93          2.48       (1.66)         1.12
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       --         0.03         0.07          0.01        0.02          0.04
   Net realized gains .............................       --         0.45         0.98            --        0.05          0.34
   Return of capital ..............................       --           --           --            --        0.01            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       --         0.48         1.05          0.01        0.08          0.38
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $15.19       $14.44       $13.62        $12.74      $10.27        $12.01
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................     5.19%       9.53%       15.15%        24.11%    (13.86)%         9.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $129,628     $128,142     $117,158       $86,330     $52,359       $32,787
   Ratios to average net assets:
      Net investment income* ......................    0.22%        0.11%        0.67%         0.17%       0.34%         0.56%
      Expenses* ...................................    0.85%        0.86%        0.88%         0.86%       0.84%         0.91%
   Portfolio turnover rate ........................      18%          33%         101%          119%        108%          130%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                              SMALL-CAP
                                                                                 EQUITY
                                                                                   FUND
---------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $104,018,279) ............. $128,014,264
   Short-term Investments (at amortized cost) ............................   23,694,930
   Short-term affiliated investments (at amortized cost) .................    1,698,012
   Receivable for investments sold .......................................      204,246
   Income receivables ....................................................      124,829
   Receivable for fund shares sold .......................................       28,634
---------------------------------------------------------------------------------------
       TOTAL ASSETS ......................................................  153,764,915
---------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ..............................   23,694,930
   Payable for investments purchased .....................................      351,167
   Payable for fund shares redeemed ......................................          568
   Payable to GEAM .......................................................       89,924
---------------------------------------------------------------------------------------
       TOTAL LIABILITIES .................................................   24,136,589
---------------------------------------------------------------------------------------
NET ASSETS ............................................................... $129,628,326
---------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................   99,098,333
   Undistributed (distribution in excess of) net investment income .......      164,179
   Accumulated net realized gain (loss) ..................................    6,369,829
   Net unrealized appreciation/(depreciation) on:
       Investments .......................................................   23,995,985
---------------------------------------------------------------------------------------
NET ASSETS ............................................................... $129,628,326
---------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) ........    8,532,318
Net asset value per share ................................................       $15.19

* Includes $23,232,276 of securities on loan.

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
                                                                      SMALL-CAP
                                                                         EQUITY
                                                                           FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ...................................................... $ 610,092
      Interest* .....................................................    44,155
      Interest from affliated investments ...........................    72,429
      Less: Foreign taxes withheld ..................................   (1,012)
-------------------------------------------------------------------------------
    TOTAL INCOME ....................................................   725,664
-------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ..............................   544,057
      Custody and accounting expenses ...............................    15,164
      Professional fees .............................................     9,027
      Trustee's fees ................................................     1,758
      Registration expenses .........................................     1,274
      Transfer agent ................................................        82
      Other expenses ................................................     6,354
-------------------------------------------------------------------------------
    TOTAL EXPENSES ..................................................   577,716
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ....................................   147,948
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ................................................ 5,796,371

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ................................................   629,858
-------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ........ 6,426,229
-------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,574,177
-------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses, was $44,065.


See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                     SMALL-CAP
                                                                                                      EQUITY
                                                                                                       FUND
------------------------------------------------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED    YEAR ENDED
                                                                                          JUNE 30, 2006     DECEMBER 31,
                                                                                           (UNAUDITED)         2005
------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ....................................................    $    147,948     $    130,009
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ........................................       5,796,371        4,386,615
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign currency translation ......         629,858        6,257,422
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..........................................       6,574,177       10,774,046
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................................              --         (232,361)
     Net realized gains ...............................................................              --       (3,909,633)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................................              --       (4,141,994)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ................       6,574,177        6,632,052
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       6,624,825       18,002,125
     Value of distributions reinvested ................................................              --        4,142,073
     Cost of shares redeemed ..........................................................     (11,713,097)     (17,792,113)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..................................      (5,088,272)       4,352,085
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................       1,485,905       10,984,137

NET ASSETS
   Beginning of period ................................................................     128,142,421      117,158,284
------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $129,628,326     $128,142,421
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ........    $    164,179     $     16,231
------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................................         423,108        1,282,518
     Issued for distributions reinvested ..............................................              --          284,483
     Shares redeemed ..................................................................        (765,137)      (1,292,377)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................................................        (342,029)         274,624
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

 At June 30, 2006, information on the tax components of capital is as follows:

    Cost of            Gross Tax                 Gross Tax           Net Tax Appreciation/
 Investments for       Unrealized                Unrealized             (Depreciation)
  Tax Purposes        Appreciation              Depreciation            on Investments
--------------------------------------------------------------------------------------------
  $129,463,076        $29,919,376               $(5,975,246)           $23,944,130

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


                            Long-Term
           Ordinary          Capital
            Income            Gains          Total
-----------------------------------------------------

          $1,243,127        $2,898,867     $4,141,994

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .80%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $914 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                Purchases                Sales
------------------------------------------------------------
                $23,594,036           $27,412,222

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:


                   Loaned
                securities at            Cash
                market value          collateral*
------------------------------------------------------
                $23,232,276           $23,858,220

* COLLATERAL OF $23,694,930 INCREASED BY $163,290 ON JULY 3, 2006
  TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meeting, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its high caliber

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


investment and trading personnel, its systems and other resources, including research capabilities, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of the sub-adviser's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-adviser, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratios are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.




INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------




NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL POSITIONS AS OF JUNE 30, 2006)
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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


                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.





[GE LOGO OMITTED]

GE Investments Funds, Inc.

International Equity Fund



Semi-Annual Report

JUNE 30, 2006


[LOGO OMITTED]

GE Investments Funds, Inc.
International Equity Fund                                               Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE....................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............................     2

NOTES TO SCHEDULE OF INVESTMENTS........................................     9

FINANCIAL STATEMENTS

     Financial Highlights...............................................    10

     Statement of Assets and Liabilities................................    11

     Statement of Operations............................................    12

     Statements of Changes in Net Assets................................    13

     Notes to Financial Statements......................................    14

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL...........................    19

ADDITIONAL INFORMATION..................................................    22

INVESTMENT TEAM.........................................................    25


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

International Equity Fund
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN (PICTURED BELOW) OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE OCTOBER 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997 HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

JUDITH A. STUDER IS CHIEF INVESTMENT OFFICER, INVESTMENT STRATEGIES OF GE ASSET MANAGEMENT. SHE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT -- DOMESTIC EQUITIES IN 1991 AND SENIOR VICE PRESIDENT -- INTERNATIONAL EQUITIES IN 1995.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the International Equity Fund returned 9.28%. The MSCI EAFE, the Fund's benchmark, returned 10.16% and the Fund's Lipper peer group of 137 International Core Funds returned an average of 8.95% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Stocks moved higher early in the period driven by low interest rates, strong profitability and optimism over global growth prospects. However, inflation fears and an aggressive withdrawal of liquidity by the Bank of Japan triggered a sharp sell off in May and June, even while corporate conditions remained favorable.

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The rise in commodity prices in recent quarters has been offset, largely, by rising productivity, keeping inflation subdued. However, growing concern at the world's central banks that prices might move unacceptably higher prompted rate increases around


[PHOTO OMITTED]

Q&A

    the world in an apparent coordinated move. These actions led short-term investors, especially those who employ leverage, to aggressively cut long positions in stocks and commodities, regardless of fundamentals.

Q. WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO THE FUND PERFORMANCE?

A. The IT and Financial sectors were the two sectors that contributed the most to the underperformance of the Fund during the last six months. Specifically, Japanese financials, such as Nomura Holdings and Acom, were under pressure as were certain industrials and technology companies including Chiyoda and Nidec. Pricing continues to be an issue, especially in technology where competition is fierce.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. As a result of switches described below, the weights in telecom services and energy were slightly reduced. However, the weight remained the same in industrials while consumer staples was increased slightly. Holdings in Japan increased once again while the weight in the United Kingdom was reduced.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Holdings in integrated energy companies were trimmed in favor of oil service and equipment. Incumbent telecommunication service companies were reduced and replaced by stocks with significant opportunities in high growth emerging markets. A Japanese consumer finance company was sold for competitive reasons and new consumer-focused stocks added, reflecting the growing optimism about domestic growth in Japan. Niche holdings in specialty materials (carbon fiber) and fertilizers were added for their unique market opportunities.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2006 - JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                   THE PERIOD ($)                  THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,092.82                           6.34
-----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,018.76                           5.91
-----------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.18% (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 9.28%.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                                       INTERNATIONAL
                                        EQUITY INDEX               MSCI EAFE

6/96                                   $  10000.00               $  10000.00
12/96                                     10085.89                  10146.19
12/97                                     11111.94                  10326.24
12/98                                     13050.44                  12390.85
12/99                                     17008.53                  15732.02
12/00                                     14845.15                  13503.22
12/01                                     11748.70                  10584.65
12/02                                      8948.96                   8897.45
12/03                                     12341.28                  12330.60
12/04                                     14297.23                  14827.20
12/05                                     16898.58                  16834.14
06/06                                     18467.10                  18544.78


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006


                                  SIX       ONE     FIVE       TEN
                                MONTHS     YEAR     YEAR      YEAR
--------------------------------------------------------------------
International Equity Fund       9.28%     30.23%    7.25%     6.33%
--------------------------------------------------------------------
MSCI EAFE                      10.16%     26.56%   10.04%     6.37%
--------------------------------------------------------------------
Lipper peer group average*      8.95%     26.68%    9.25%     6.76%
--------------------------------------------------------------------
Inception date                5/1/95
--------------------------------------------------------------------


            International Equity Fund (ending value $18,467)
            MSCI EAFE (ending value $18,545)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in developed and developing countries outside the United States.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
----------------------------------------------------------------
 BHP Billiton PLC                                        2.48%
----------------------------------------------------------------
 Nomura Holdings, Inc.                                   2.04%
----------------------------------------------------------------
 Roche Holding AG                                        2.01%
----------------------------------------------------------------
 GlaxoSmithKline PLC                                     1.91%
----------------------------------------------------------------
 BNP Paribas                                             1.88%
----------------------------------------------------------------
 Mitsubishi UFJ Financial Group, Inc.                    1.75%
----------------------------------------------------------------
 Saipem S.p.A.                                           1.73%
----------------------------------------------------------------
 Nestle S.A. (Regd.)                                     1.72%
----------------------------------------------------------------
 UniCredito Italiano S.p.A.                              1.71%
----------------------------------------------------------------
 Nokia OYJ                                               1.69%
----------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value


Market Value of $81,717 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Continental Europe 37.9%
Japan 17.7%
United Kingdom 14.2%
United States 13.9%
Emerging Asia 4.5%
Latin America 4.4%
Pacific Rim 3.4%
Canada 2.4%
Emerging Europe 1.6%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERNATIONAL CORE PEER GROUP CONSISTING OF 137, 137, 85 AND 40 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES        VALUE
COMMON STOCK -- 97.0%+
--------------------------------------------------------------------------------
ARGENTINA -- 0.7%

Tenaris S.A. ADR...............      13,110    $  530,824

BRAZIL -- 2.9%

Cia Vale do Rio Doce ADR.......      45,712     1,098,917
Petroleo Brasileiro S.A. ADR...      12,086       964,946
                                                2,063,863

CANADA -- 2.7%

Canadian National Railway Co...      16,461       721,732(f)
EnCana Corp....................       4,736       250,321(f)
Nortel Networks Corp...........      40,410        90,115(a)
Potash Corp of Saskatchewan....      10,086       866,994
                                                1,929,162

CHINA -- 0.7%

China Petroleum & Chemical Corp.    844,000       483,559

DENMARK -- 0.5%

Group 4 Securicor PLC..........     109,617       345,739

EGYPT -- 0.4%

Orascom Construction Industries       9,506       289,061(a)

FINLAND -- 1.9%

Nokia OYJ......................      67,540     1,378,306(a)

FRANCE -- 9.5%

Accor S.A......................       1,170        71,196(f)
AXA S.A........................      20,206       662,962(f)
BNP Paribas....................      16,015     1,532,746(e,f)
Carrefour S.A..................       3,853       225,837(f)
Credit Agricole S.A............      19,716       749,993(f)
France Telecom S.A.............       6,330       136,058(f)
Lagardere S.C.A. (Regd.).......       1,772       130,735(f)
LVMH Moet Hennessy
   Louis Vuitton S.A............      6,488       643,760(f)
Renault S.A....................       1,270       136,406(f)
Sanofi-Aventis.................       4,317       421,171(f)
Total S.A......................      18,846     1,239,813(f)
Veolia Environnement...........      17,684       913,737(f)
                                                6,864,414


                                      NUMBER
                                   OF SHARES        VALUE

GERMANY -- 5.3%

Allianz AG (Regd.).............       3,945   $   623,069(a)
BASF AG........................       5,762       462,537
E.ON AG........................      10,889     1,253,368
Linde AG.......................       6,393       492,508
Siemens AG (Regd.).............      11,277       980,947
                                                3,812,429

HONG KONG -- 1.5%

Hongkong Land Holdings Ltd.....      83,999       307,436
Jardine Matheson Holdings Ltd..      16,541       291,122
Sun Hung Kai Properties Ltd....      48,930       498,938(f)
                                                1,097,496

INDIA -- 0.7%

ICICI Bank Ltd. ADR............      21,225       501,971

ITALY -- 5.5%

Banca Intesa S.p.A.............     104,112       609,702(f)
Ente Nazionale Idrocarburi S.p.A.    18,565       546,689(f)
Saipem S.p.A...................      62,269     1,416,444(f)
UniCredito Italiano S.p.A......     178,682     1,398,247
                                                3,971,082

JAPAN -- 20.0%

Asahi Glass Company Ltd........      54,003       685,460(f)
Bank of Yokohama Ltd...........      58,506       452,940(f)
Chiyoda Corp...................      37,618       770,031(f)
East Japan Railway Co..........          95       706,382
Hoya Corp......................      19,500       694,266
Komatsu Ltd....................      34,811       692,779
Kubota Corp....................      40,000       379,653
Mitsubishi Estate Company Ltd..      55,982     1,190,012
Mitsubishi Heavy Industries Ltd.     30,000       129,642
Mitsubishi UFJ Financial
   Group, Inc...................        102     1,427,634
Mitsui Sumitomo
   Insurance Co. Ltd............     70,000       879,937
Nidec Corp.....................      10,562       757,629(f)
Nomura Holdings, Inc...........      88,999     1,669,972(f)
Sekisui Chemical Company Ltd...      45,576       393,903
Seven & I Holdings Co. Ltd.....      16,000       527,665
Shiseido Company Ltd...........      24,523       481,600(f)
SMC Corp.......................       2,571       364,121
Toray Industries Inc...........     118,999     1,033,688
Toyota Motor Corp..............      23,397     1,225,981
                                               14,463,295

MALAYSIA -- 0.3%

Malaysia International Shipping
   Corp. BHD....................    110,832       232,251


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES        VALUE
MEXICO -- 1.0%

America Movil S.A. de C.V.
   ADR (Series L)...............     21,858    $  726,997

NETHERLANDS -- 2.8%

ING Groep N.V..................      20,261       796,113
Koninklijke Philips
 Electronics N.V...............      39,656     1,238,751
                                                2,034,864

NORWAY -- 2.8%

Orkla ASA......................       2,757       127,823
Stolt Offshore S.A.............      69,096     1,052,108(a)
Telenor ASA....................      69,242       837,345
                                                2,017,276

RUSSIA -- 0.7%

LUKOIL ADR.....................       5,246       438,565(b)
LUKOIL ADR.....................         668        55,578
                                                  494,143

SINGAPORE -- 2.4%

CapitaLand Ltd................      241,000       685,806
Singapore Telecommunications
  Ltd. .......................      628,896     1,010,147
                                                1,695,953

SOUTH KOREA -- 2.3%

Kookmin Bank...................       4,030       331,338
Kookmin Bank ADR...............       7,279       604,594
Samsung Electronics
   Company Ltd..................         30        19,068
Samsung Electronics
   Company Ltd. GDR.............      2,304       724,032(b)
                                                1,679,032

SPAIN -- 1.7%

Banco Santander Central
   Hispano S.A. (Regd.)........      69,000     1,007,550(f)
Telefonica S.A.................      13,238       220,387
Telefonica S.A. ADR............         120         5,969
                                                1,233,906

SWEDEN -- 2.2%

Sandvik AB.....................      88,530     1,029,283
Telefonaktiebolaget LM Ericsson     158,744       524,486
                                                1,553,769

SWITZERLAND -- 10.7%

ABB Ltd. (Regd.)...............      80,059     1,039,133
Adecco S.A. (Regd.)............       6,508       384,105
Credit Suisse Group (Regd.)....      20,003     1,116,902(e)


                                      NUMBER
                                   OF SHARES         VALUE

Holcim Ltd. (Regd.)............       6,609   $   505,521
Nestle S.A. (Regd.)............       4,496     1,409,358(e)
Novartis AG (Regd.)............      20,822     1,125,238
Roche Holding AG...............       9,970     1,644,846
Swiss Reinsurance..............       7,421       517,653
                                                7,742,756

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Company Ltd....     420,121       757,793

TURKEY -- 0.7%

Akbank TAS.....................     106,157       507,896

UNITED KINGDOM -- 16.1%

BG Group PLC...................      46,150       616,703
BHP Billiton PLC...............     104,385     2,025,255(e)
Brambles Industries PLC........      27,985       222,566
Diageo PLC.....................      59,586     1,002,337
GlaxoSmithKline PLC............      55,931     1,563,087(e)
Group 4 Securicor PLC..........     106,722       331,118
Lloyds TSB Group PLC...........      69,283       681,077
National Grid PLC..............       4,796        51,895
Prudential PLC.................      67,110       758,393
Reed Elsevier PLC..............      43,582       440,115
Rio Tinto PLC (Regd.)..........      17,830       942,826
Royal Bank of Scotland
   Group PLC....................     35,310     1,161,169
Smiths Group PLC...............      31,844       524,773
Tesco PLC......................     116,228       717,998
Vodafone Group PLC.............     269,761       575,024(e)
                                               11,614,336

TOTAL COMMON STOCK
 (COST $53,369,108)...........                 70,022,173



PREFERRED STOCK -- 0.4%

Cia Vale do Rio Doce ADR
   (COST $275,372).............      14,277       293,821



RIGHTS -- 0.0%*

Linde AG
  (COST $0)....................       6,393        24,687(a)


TOTAL INVESTMENTS IN SECURITIES
 (COST $53,644,480)...........                 70,340,681


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
SHORT-TERM INVESTMENTS -- 15.7%


SHORT-TERM INVESTMENTS -- 1.7%

GEI Short Term Investment Fund
  6.93%........................   1,246,378   $ 1,246,378(c,g)

SHORT-TERM SECURITIES PURCHASED
WITH COLLATERAL FROM SECURITIES
ON LOAN -- 14.0%

State Street Navigator Securities
   Lending Prime Portfolio
  5.25%........................  10,130,227    10,130,227(c,d)

TOTAL SHORT-TERM INVESTMENTS
 (COST $11,376,605)...........                 11,376,605


TOTAL INVESTMENTS
 (COST $65,021,085)...........                 81,717,286


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (13.1)%.....                 (9,497,428)


NET ASSETS -- 100.0% ...........              $72,219,858


OTHER INFORMATION


The GEI International Equity had the following long futures contracts open at June 30, 2006 (unaudited):

                                    NUMBER      CURRENT
                    EXPIRATION        OF       NOTIONAL      UNREALIZED
DESCRIPTION            DATE        CONTRACTS     VALUE      APPRECIATION
------------------------------------------------------------------------
DJ EURO Stoxx
   50 Index
   Futures         September 2006      3       $  140,472       $ 6,523
FTSE 100 Index
   Futures         September 2006      1          107,736         3,138
                                                                -------
                                                                $ 9,661
                                                                =======

The GEI International Equity was invested in the following sectors at June 30, 2006 (unaudited):

SECTOR                    PERCENTAGE (BASED ON MARKET VALUE)
------------------------------------------------------------
Financials                           25.66%
Short-Term                           13.92%
Industrials                          12.18%
Materials                             9.48%
Energy                                9.29%
Information Technology                6.05%
Healthcare                            5.82%
Consumer Staples                      5.34%
Consumer Discretionary                5.24%
Telecommunication Services            4.30%
Utilities                             2.72%
                                     ------
                                     100.00%
                                     ======


See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $1,162,598 or 1.61% of net assets for the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)  Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(f)  All or a portion of the security is out on loan.

(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

*    Less than 0.1%

+    Percentages are based on net assets as of June 30, 2006.

Abbreviations:

ADR   American Depository Receipt
GDR   Global Depository Receipt
REGD. Registered

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                                     6/30/06+      12/31/05    12/31/04       12/31/03    12/31/02     12/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --            --          --        5/1/95
Net asset value, beginning of period.........         $11.42        $9.76        $8.52         $6.23       $8.28        $10.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income.....................           0.13         0.13         0.11          0.07        0.07          0.09
   Net realized and unrealized
      gains/(losses) on investments..........           0.93         1.65         1.24          2.29       (2.04)        (2.30)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS.................................           1.06         1.78         1.35          2.36       (1.97)        (2.21)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income.....................             --         0.12         0.11          0.07        0.08          0.08
   Net realized gains........................             --           --           --            --          --          0.04
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..........................             --         0.12         0.11          0.07        0.08          0.12
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............         $12.48       $11.42        $9.76         $8.52       $6.23         $8.28
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A).............................          9.28%       18.19%       15.85%        37.91%    (23.83)%      (20.86)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)..        $72,220      $65,450      $55,714       $45,198     $31,683       $42,119
   Ratios to average net assets:
      Net investment income*.................          2.08%        1.19%        1.31%         1.13%       0.88%         0.99%
      Expenses*..............................          1.18%        1.25%        1.15%         1.07%       1.09%         1.07%
   Portfolio turnover rate...................            18%          53%          38%           35%         42%           42%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*   Annualized for periods less than one year.

+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                                            INTERNATIONAL
                                                                                             EQUITY FUND
----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $53,644,480).............................     $70,340,681
   Short-term investments (at amortized cost) ..........................................      10,130,227
   Short-term affiliated investments (at amortized cost)................................       1,246,378
   Restricted cash......................................................................         124,335
   Foreign cash (cost $84,496)..........................................................          85,398
   Receivable for investments sold......................................................         930,409
   Income receivables ..................................................................         177,759
   Receivable for fund shares sold......................................................              42
   Variation margin receivable..........................................................          13,527
----------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.....................................................................      83,048,756
----------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned.............................................      10,130,227
   Payable for investments purchased ...................................................         528,089
   Payable for fund shares redeemed.....................................................         105,977
   Payable to GEAM......................................................................          64,605
----------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES................................................................      10,828,898
----------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................................     $72,219,858
----------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .....................................................................      58,265,941
   Undistributed (distribution in excess of) net investment income .....................         767,314
   Accumulated net realized gain (loss).................................................      (3,530,604)
   Net unrealized appreciation/(depreciation) on:
      Investments.......................................................................      16,696,201
      Futures...........................................................................           9,661
      Foreign currency related transactions.............................................          11,345
----------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................................     $72,219,858
----------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized).......................       5,785,473
Net asset value per share...............................................................           12.48

* Includes $9,793,015 of securities on loan.



See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)


                                                                                             INTERNATIONAL
                                                                                              EQUITY FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...........................................................................     $1,226,215
      Interest* ..........................................................................         35,240
      Interest from affliated investments ................................................         38,974
      Less: Foreign taxes withheld .......................................................       (139,361)
----------------------------------------------------------------------------------------------------------
    TOTAL INCOME .........................................................................      1,161,068
----------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ...................................................        357,609
      Custody and accounting expenses ....................................................         53,865
      Professional fees ..................................................................          4,581
      Trustee's fees .....................................................................            894
      Registration expenses ..............................................................            347
      Transfer agent .....................................................................             30
      Other expenses .....................................................................          3,412
----------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .......................................................................        420,738
----------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .........................................................        740,330
----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .....................................................................      3,802,611
         Futures .........................................................................       (157,690)
         Foreign currency transactions ...................................................           (885)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .....................................................................      1,684,412
         Futures .........................................................................         (4,809)
         Foreign currency transactions ...................................................         12,837
----------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments .............................      5,336,476
----------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................     $6,076,806
----------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, was $33,231.


See Notes to Financial Statements.

Statements of
Changes in Net Assets


                                                                                                      INTERNATIONAL
                                                                                                       EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006        DECEMBER 31,
                                                                                             (UNAUDITED)             2005
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss).....................................................      $  740,330          $   713,463
     Net realized gain (loss) on investments, futures, written options
       and foreign currency transactions...............................................       3,644,036            6,918,800
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign currency translation.......       1,692,440            2,825,088
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations...........................................       6,076,806           10,457,351
----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................              --             (662,460)
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................              --             (662,460)
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions.................       6,076,806            9,794,891
----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares......................................................      14,535,474           15,506,966
     Value of distributions reinvested.................................................              --              662,453
     Cost of shares redeemed...........................................................     (13,842,636)         (16,228,136)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions..................................         692,838              (58,717)
----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................       6,769,644            9,736,174

NET ASSETS
   Beginning of period.................................................................      65,450,214           55,714,040
----------------------------------------------------------------------------------------------------------------------------
   End of period.......................................................................    $ 72,219,858         $ 65,450,214
----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........    $    767,314         $     26,984
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................       1,174,022            1,576,351
     Issued for distributions reinvested...............................................              --               57,505
     Shares redeemed...................................................................      (1,120,635)          (1,607,573)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................          53,387               26,283
----------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:



                   Cost of                  Gross Tax                  Gross Tax           Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------
                 $65,082,617               $17,260,982                $(808,337)                 $16,452,645



As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
----------------------------------------------------------------
                $2,393,579             12/31/10
                 4,537,505             12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $6,861,177 of capital loss carryovers.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:


                  Capital              Currency
-----------------------------------------------------------------
                    $ --                 $5,498

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


           Ordinary         Long-Term
            Income         Capital Gains      Total
------------------------------------------------------------------
           $662,460            $ --          $662,460

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                    Annualized based on
                  average daily net assets
--------------------------------------------------------------
           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
---------------------------------------------------------------
        First $100 million               1.00%
        Next $100 million                 .95%
        Over $200 million                 .90%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $468 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:


                 Purchases              Sales
-----------------------------------------------------------------
                $13,631,397           $12,542,277

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:


                  Loaned
              securities at              Cash
               market value           collateral*
-----------------------------------------------------------------
                $9,793,015            $10,293,803


* COLLATERAL OF $10,130,227 INCREASED BY $163,576 ON JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905
AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL
POSITIONS AS OF JUNE 30, 2006)
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.





[LOGO OMITTED]

GE Investments Funds, Inc.

Total Return Fund

Semi-Annual Report

JUNE 30, 2006

[GE logo omitted]

GE Investments Funds, Inc.
Total Return Fund                                                      Contents
-------------------------------------------------------------------------------

NOTES TO PERFORMANCE .......................................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .................................  2

NOTES TO SCHEDULE OF INVESTMENTS ........................................... 18

FINANCIAL STATEMENTS

     Financial Highlights .................................................. 19

     Statement of Assets and Liabilities ................................... 20

     Statement of Operations ............................................... 21

     Statements of Changes in Net Assets ................................... 22

     Notes to Financial Statements ......................................... 24

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL .............................. 30

ADDITIONAL INFORMATION ..................................................... 33

INVESTMENT TEAM ............................................................ 36



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Total Return Fund
--------------------------------------------------------------------------------


THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS A LEAD MEMBER OF THE TACTICAL ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND. EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. BROWN AND MS. WEHNER MANAGE THE U.S. EQUITY PORTION, MR. LAYMAN AND MS. STUDER MANAGE THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THIS FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THIS FUND'S OBJECTIVES.

JUDITH A. STUDER IS CHIEF INVESTMENT OFFICER, INVESTMENT STRATEGIES OF GE ASSET MANAGEMENT. SHE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE JULY 2004. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT - DOMESTIC EQUITIES IN 1991 AND SENIOR VICE PRESIDENT - INTERNATIONAL EQUITIES IN 1995.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE SEPTEMBER 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS BEEN RESPONSIBLE FOR THE INTERNATIONAL EQUITY PORTION OF THE TOTAL RETURN FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AND EXECUTIVE VICE PRESIDENT IN 1992.


DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS BEEN A PORTFOLIO MANAGER OF THE TOTAL RETURN FUND SINCE JANUARY 2006. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Total Return Fund returned 2.93%. The Fund's broad-based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 2.70% and -0.72%, respectively. The Fund's Lipper peer group of 114 Mixed-Asset Target Allocation Growth funds returned an average of 2.14% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE? WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The U.S. stock market began the year on a bullish note, however volatility rose by the end of the period, upsetting all global financial markets. The S&P 500 rallied through April as investors anticipated an



[Photo of Judith A. Studer omitted]

--------------------------------------------------------------------------------

                                                                             Q&A


     end to the Federal Reserve's tightening campaign. By May 10, the Dow Jones Industrials were up more than 8% for the year, less than 100 points short of the record. However as growth persisted and inflationary data mounted, Federal Reserve members became more hawkish in their public comments. At the same time, central bankers around the world tightened monetary policy, reducing appetite for risk. Investors began to worry about the sustainability of the global expansion, given the inflation and liquidity concerns. For most of May and June riskier asset classes--from developing country stocks to industrial commodities to Florida condos--came under pressure. U.S. equities swooned amid the uncertainty, and the Dow gave back half of the year's gains.

     Technology and health care were hit the hardest in this environment, and were the only sectors posting negative returns year-to-date. In fact, health care dropped to a 12-month low in the last week of June, while consumer staples registered a new high. This contrasting performance between two defensive sectors highlighted the importance of careful stock selection in a volatile market. Value continued to lead growth as the Russell 1000 Value Index gained 6.6% year-to-date, while the Russell 1000 Growth Index lost -0.9%.

     The US Equity allocation underperformed the benchmark during the year-to-date period ending June 30, 2006. The main drivers of the underperformance included financials, consumer discretionary, and telecommunications services. Within financials, AIG (-13.0%) suffered most of its losses in the second quarter; the decline, coupled with our overweight position in the insurance industry, was the main detractor in the sector. An underweight in commercial banks also hurt, despite particular strength in our SunTrust (6.8%) holding. In addition, many of our consumer discretionary holdings also hurt performance despite strong returns from Comcast (27.6%) and Liberty Media Holdings Corp. - Capital (14.0%). Holdings offsetting these gains from the media industry were specialty retailers Bed Bath & Beyond (-8.2%) and Home Depot (-10.9%). Carnival (-21.1%) also declined as softness in Caribbean cruise bookings continued and surging fuel costs impacted profits during the period. Underperformance in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned 19.8% during the period. The Bells have benefited from restructuring initiatives and heightened M&A activity in the industry. BellSouth has risen (36.2%) so far this year on their announced combination with AT&T (16.9%)--both of which we did not own.

     Positive contributors to performance during the year-to-date period include information technology, energy, and health care. Within information technology, many of the higher quality names that inhibited performance last year led performance in the first half of 2006. For example, Oracle (18.7%) continued to successfully integrate acquisitions, Intuit (13.6%) had a strong TurboTax season, and electronic components manufacturer Molex (17.4%) surged among favorable business trends and an attractive pricing environment. In a reversal from last year, avoiding Apple (-20.3%) helped portfolio returns. In addition, technology services company First Data Corp. (5.0%) contributed to performance as it announced the spin-off of its Western Union subsidiary. All of these positives more than offset the drag from Microsoft (-10.3%), which disappointed many investors by announcing $2B in additional spending without providing many details as to the scope and return potential of the expenditures. Within energy, positive stock selection driven by Schlumberger (34.6%) and Halliburton (20.3%) enabled our holdings to return 17.9% versus 13.7% for the benchmark. The portfolio benefited from strong security selection in health care during the period. Avoiding the health care equipment and supply companies benefited performance, as did owning Abbott (12.1%) and not owning UnitedHealth (-27.9%). Amgen detracted from performance as the stock declined 17.3% during the period. The company is facing increased competition for Enbrel, a drug used for arthritis and skin disease, and, potentially, from Swiss drug maker Roche, which is trying to market its anemia drug in the U.S. Amgen has filed to block the sale of Roche's Cera drug based on patent infringement.

     During the first quarter of 2006, the Fund modified the composition of its U.S. Equity allocation. The portfolio managers have decided to incorporate mid-cap securities into the Fund, and during the period increased exposure to this area by almost 10%. The portfolio managers, following a process established by GE Asset Management's Asset Allocation Committee

Total Return Fund
--------------------------------------------------------------------------------

                                                                             Q&A

     to diversify holdings across asset classes, make decisions on the Fund's asset allocation. The Fund adjusts its weightings among asset classes based on their relative attractiveness.

     In the fixed income sector, individual security return was the largest positive contributor to Fund performance relative to the benchmark. Sector allocation also provided excess return. In particular, the Fund's exposure to high yield bonds added significantly to excess return as high yield, in general, returned over 3.0% for the period. However, the Fund's performance during the period was negatively affected by relative duration exposure.

     Economic growth in the U.S. slowed decidedly in the second quarter, after a very strong 5.6% growth rate in the first quarter. With the increase in interest rates across the yield curve, the primary focus has been the impact on the U.S. housing market, which has fueled much of our growth in recent years. Indeed, there is justified cause for concern about housing. Despite an increase in new home sales, month-over-month in May, sales volume of both new and existing homes are down from year-ago levels. Market participants fear that a significant decline in home prices and rising energy costs will force retrenchment by the American consumer.

     Despite a slowing in economic growth, inflation pressures did not appear to be receding. High prices at the gas pump plagued consumers. Housing costs, which make up a large component of consumer inflation statistics through owner equivalent rent levels, had risen. Commodity prices remained above year-ago levels despite falling off a bit most recently. Utilization rates were back above pre-2001 levels.

     The combination of slowing growth and rising inflation had investors playing the guessing game on future Fed moves. This game has always been a favorite pastime of bond investors, but with a new Fed chairman in the mix, the second quarter had been enjoyable to watch. In April, after a 25 basis point hike in fed funds to 4.75%, FOMC comments led market thinking toward a move in May to 5% and then pausing in June. The Fed did, in fact, raise rates again in May to 5%, but a more hawkish tone regarding inflation in its statement and subsequent comments by various Fed members, including the chairman, left many investors believing the committee would continue rate hikes in June and beyond. The committee did follow up in June with another hike of 25 basis points to 5.25% while reiterating that future rate decisions will be data dependant.

     In the international equity markets, stocks moved higher early in the period driven by low interest rates, strong profitability and optimism over global growth prospects. However, inflation fears and an aggressive withdrawal of liquidity by the Bank of Japan triggered a sharp sell off in May and June, even while corporate conditions remained favorable.

     The rise in commodity prices in recent quarters has been offset, largely, by rising productivity, keeping inflation subdued. However, growing concern at the world's central banks that prices might move unacceptably higher prompted rate increases around the world in an apparent coordinated move. These actions led short-term investors, especially those who employ leverage, to aggressively cut long positions in stocks and commodities, regardless of fundamentals.

     The IT and Financial sectors were the two sectors that contributed the most to the underperformance of the Fund during the last six months. Specifically, Japanese financials, such as Nomura Holdings and Acom, were under pressure as were certain industrials and technology companies including Chiyoda and Nidec. Pricing continues to be an issue, especially in technology where competition is fierce.

     As a result of switches described below, the weights in telecom services and energy were slightly reduced. However, the weight remained the same in industrials while consumer staples was increased slightly. Holdings in Japan increased once again while the weight in the United Kingdom was reduced.

     Holdings in integrated energy companies were trimmed in favor of oil service and equipment. Incumbent telecommunication service companies were reduced and replaced by stocks with significant opportunities in high growth emerging markets. A Japanese consumer finance company was sold for competitive reasons and new consumer-focused stocks added, reflecting the growing optimism about domestic growth in Japan. Niche holdings in specialty materials (carbon fiber) and fertilizers were added for their unique market opportunities.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2006 - JUNE 30, 2006

-------------------------------------------------------------------------------------------------------------------------------
                                     Account value at the                 Account value at the                 Expenses paid
                                 beginning of the period  ($)             end of the period  ($)             during period ($)*
-------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------------------------------------
     Class 1                               1,000.00                             1,029.30                            2.25
     Class 2                               1,000.00                               970.05                            0.93
     Class 3                               1,000.00                               970.05                            1.02
     Class 4                               1,000.00                               968.88                            1.26
-------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------
     Class 1                               1,000.00                             1,022.36                            2.21
     Class 2                               1,000.00                             1,007.08                            0.96
     Class 3                               1,000.00                             1,007.22                            1.04
     Class 4                               1,000.00                             1,007.09                            1.29
-------------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.44% FOR CLASS
   1, 0.57% FOR CLASS 2, 0.62% FOR CLASS 3, AND 0.77% FOR CLASS 4, (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 FOR CLASS 1 (TO REFLECT THE SIX-MONTH PERIOD) AND 61/365 FOR CLASS 2, CLASS 3 AND CLASS 4 (TO REFLECT THE TWO-MONTH PERIOD).
 **ACTUAL FUND RETURNS FOR THE RESPECTIVE PERIODS ENDED JUNE 30, 2006 WERE AS
   FOLLOWS: 2.93% FOR CLASS 1 SHARES, (2.99)% FOR CLASS 2 SHARES, (2.99)% FOR CLASS 3 SHARES, AND (3.11)% FOR CLASS 4 SHARES.

Total Return Fund
--------------------------------------------------------------------------------

   INVESTMENT PROFILE

   A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
===================================================================
 U.S. Treasury Notes, 4.88%, 04/30/08 - 05/31/11              4.42%
-------------------------------------------------------------------
 U.S. Treasury Notes, 5.13%, 05/15/16                         2.48%
-------------------------------------------------------------------
 Exxon Mobil Corp.                                            1.45%
-------------------------------------------------------------------
 Federal National Mortgage Assoc., 6.00%, TBA                 1.37%
-------------------------------------------------------------------
 First Data Corp.                                             1.34%
-------------------------------------------------------------------
 Microsoft Corp.                                              1.13%
-------------------------------------------------------------------
 American International Group, Inc.                           1.07%
-------------------------------------------------------------------
 Wyeth                                                        1.03%
-------------------------------------------------------------------
 Pfizer Inc.                                                  0.97%
-------------------------------------------------------------------
 Bank of America Corp.                                        0.97%
===================================================================

LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Allocation
Growth Funds

Based on average annual
total returns for the periods ended 6/30/06

                                              Six        One       Five      Ten
                                            Months      Year       Year     Year
                                            ------      ----       ----     ----
Number of Funds in peer group:               114        113         67       44
--------------------------------------------------------------------------------
Peer group average annual total return:     2.14%      7.25%      3.97%    7.12%
--------------------------------------------------------------------------------



 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS 1 SHARES

[Line chart omitted -- plot points are as follows:]

                        Total                  S&P 500             LB Aggregate
                     Return Fund                Index               Bond Index

6/96                 $10,000.00               $10,000.00           $10,000.00
12/96                 10,841.85                11,172.20            10,490.46
12/97                 12,791.86                14,891.40            11,503.20
12/98                 14,979.34                19,164.94            12,502.43
12/99                 16,964.10                23,202.58            12,399.75
12/00                 17,802.77                21,071.78            13,841.35
12/01                 17,288.33                18,561.71            15,010.04
12/02                 15,678.42                14,459.22            16,549.33
12/03                 18,863.29                18,613.09            17,228.59
12/04                 20,407.86                20,638.45            17,976.10
12/05                 21,156.75                21,653.55            18,412.65
6/06                  21,776.68                22,238.88            18,279.61


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2006

                                                                                                     Ending
                                                                                                   Value of a
                                         Six              One           Five           Ten           $10,000
                                       Months            Year           Year          Year         Investment
                                       ------          ------          -----         -----         ----------
Total Return Fund                      2.93%            8.13%          4.78%         8.09%           $21,777
S&P 500 Index                          2.70%            8.63%          2.49%         8.32%           $22,239
LB Aggregate Bond Index               -0.72%           -0.81%          4.97%         6.22%           $18,280
Inception date                       7/1/85

                                 CLASS 2 SHARES

[Line chart omitted -- plot points are as follows:]

                      Total                  S&P 500              LB Aggregate
                   Return Fund                Index               Bond Index

05/01/06           $10,000.00               $10,000.00             $10,000.00
5/06                 9,735.76                 9,712.23               9,989.29
6/06                 9,700.53                 9,725.39              10,010.49


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2006
                                                                       Ending
                                                                     Value of a
                                       Current           Since         $10,000
                                        Month          Inception     Investment
                                      -------          ---------     ----------
Total Return Fund                      -0.36%            -2.99%         $9,701
S&P 500 Index                           0.14%            -2.75%         $9,725
LB Aggregate Bond Index                 0.21%             0.10%        $10,010
Inception date                        5/1/06

                                 CLASS 3 SHARES

[Line chart omitted -- plot points are as follows:]

                              Total              S&P 500        LB Aggregate
                           Return Fund            Index          Bond Index

05/01/06                   $10,000.00          $10,000.00        $10,000.00
5/06                         9,741.63            9,712.23          9,989.29
6/06                         9,700.53            9,725.39         10,010.49

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2006
                                                                       Ending
                                                                     Value of a
                                       Current           Since         $10,000
                                        Month          Inception     Investment
                                      -------          ---------     ----------
Total Return Fund                      -0.42%           -2.99%          $9,701
S&P 500 Index                           0.14%           -2.75%          $9,725
 LB Aggregate Bond Index                0.21%            0.10%         $10,010
Inception date                        5/1/06

                                 CLASS 4 SHARES

[Line chart omitted -- plot points are as follows:]

                              Total              S&P 500           LB Aggregate
                           Return Fund            Index             Bond Index

05/01/06                   $10,000.00           $10,000.00          $10,000.00
5/06                         9,729.89             9,712.23            9,989.29
6/06                         9,688.78             9,725.39           10,010.49

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2006
                                                                       Ending
                                                                     Value of a
                                       Current           Since         $10,000
                                        Month          Inception     Investment
                                      -------          ---------     ----------
Total Return Fund                      -0.42%           -3.11%          $9,689
S&P 500 Index                           0.14%           -2.75%          $9,725
LB Aggregate Bond Index                 0.21%            0.10%         $10,010
Inception date                        5/1/06

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND


Portfolio Composition as a % of the Market Value of $1,464,407 (in thousands) as of June 30, 2006


[Pie chart omitted -- plot points are as follows:]


Domestic Equity                                41.4%
Foreign Equity                                 22.6%
Bonds & Notes                                  21.1%
Short Term & Others                            14.9%

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
DOMESTIC EQUITY -- 45.0%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 6.9%
aQuantive, Inc.                       14,826  $     375,543(a,j)
Bed Bath & Beyond, Inc.              196,992     6,534,225(a)
Boyd Gaming Corp.                     14,394       580,942(j)
Carnival Corp.                       196,496     8,201,743(h)
CBS Corp.                            121,107     3,275,944(h)
Cheesecake Factory                    34,205       921,825(a)
Chico's FAS, Inc.                     21,287       574,323(a)
Comcast Corp. (Class A)              414,822    13,597,865(a)
Federated Department Stores Inc.      26,648       975,317
Getty Images, Inc.                    16,887     1,072,493(a,j)
Global Cash Access Holdings, Inc.     49,836       778,937(a)
Liberty Global, Inc. (Series C)      207,413     4,266,485(a)
Liberty Media Holding Corp -
   Capital (Series A)                 73,274     6,138,163(a)
Liberty Media Holding Corp -
   Interactive (Series A)            366,372     6,323,581(a)
Life Time Fitness, Inc.               11,916       551,353(a,j)
Michaels Stores, Inc.                 45,067     1,858,563
Omnicom Group, Inc.                   64,452     5,742,029
Pulte Homes, Inc.                     24,923       717,533(j)
Regal Entertainment Group
   (Class A)                          59,817     1,215,481(j)
Staples, Inc.                         87,502     2,128,049
Starwood Hotels & Resorts
   Worldwide, Inc.                    18,721     1,129,625
Target Corp.                          74,232     3,627,718
The E.W. Scripps Co. (Class A)        31,746     1,369,522(j)
The Home Depot, Inc.                 367,884    13,166,568
Univision Communications Inc.
   (Class A)                          23,162       775,927(a)
Viacom Inc. (Class B)                 87,331     3,129,943(a)
Williams-Sonoma, Inc.                 25,618       872,293
                                                89,901,990


                                      NUMBER
                                   OF SHARES         VALUE
CONSUMER STAPLES -- 3.8%

Alberto-Culver Co.                    28,522  $  1,389,592(a)
Clorox Co.                            75,268     4,589,090
Colgate-Palmolive Co.                221,996    13,297,560(h)
Kroger Co.                            34,956       764,138
PepsiCo, Inc.                        225,970    13,567,239
Sara Lee Corp.                       108,990     1,746,020
The Coca-Cola Co.                    308,935    13,290,384(h)
The Hershey Co.                        5,495       302,610
Weight Watchers International Inc.    31,516     1,288,689
                                                50,235,322

ENERGY -- 4.4%

BJ Services Co.                       36,084     1,344,490
Dresser-Rand Group, Inc.              43,538     1,022,272(a)
EOG Resources, Inc.                  111,800     7,752,212
Exxon Mobil Corp.                    346,051    21,230,229
GlobalSantaFe Corp.                   29,938     1,728,920
Halliburton Co.                       87,200     6,471,112
Hess Corp.                            27,753     1,466,746
Peabody Energy Corp.                  25,907     1,444,315
Schlumberger Ltd.                    191,037    12,438,419
Valero Energy Corp.                   17,425     1,159,111
Weatherford International Ltd.        34,749     1,724,245(a)
                                                57,782,071

FINANCIALS -- 7.6%

Affiliated Managers Group             19,745     1,715,643(a,j)
AFLAC Incorporated                   127,722     5,919,915(h)
Alleghany Corp.                          200        55,272(a)
American International Group, Inc.   266,361    15,728,617(h)
Bank of America Corp.                294,468    14,163,911(h)
Berkshire Hathaway, Inc. (Class B)     1,642     4,996,606(a)
Calamos Asset Management Inc.
   (Class A)                          44,526     1,290,809(j)
CB Richard Ellis Group, Inc.
   (Class A)                          88,680     2,208,132(a)
Citigroup, Inc.                       87,331     4,212,847
CVB Financial Corp.                   44,175       691,781(j)
Everest Re Group, Ltd.                46,637     4,037,365
Federal National Mortgage Assoc.     175,755     8,453,816
Greenhill & Company, Inc.             17,904     1,087,847(j)
HCC Insurance Holdings, Inc.         124,630     3,669,107
Legg Mason, Inc.                      18,076     1,798,924
M&T Bank Corp.                         6,843       806,927
Maguire Properties, Inc. (REIT)       19,668       691,724(j)
MBIA Inc.                              8,779       514,010
Mellon Financial Corp.               125,539     4,322,308
Metlife, Inc.                         85,151     4,360,583
North Fork Bancorporation, Inc.       44,495     1,342,414
State Street Corp.                   157,197     9,131,574(e)
SunTrust Banks, Inc.                  74,232     5,660,932
The Hartford Financial Services
   Group, Inc.                        13,835     1,170,441
Trammell Crow Co. (REIT)              21,235       746,835(a)
Zions Bancorporation                  16,518     1,287,413
                                               100,065,753


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
HEALTHCARE -- 7.1%

Abbott Laboratories                  294,747  $ 12,853,917(h)
Advanced Medical Optics, Inc.         51,638     2,618,047(a,j)
Aetna, Inc.                          121,176     4,838,558
Alcon, Inc.                           14,222     1,401,578
Amgen, Inc.                          174,665    11,393,398(a,h)
Amylin Pharmaceuticals, Inc.          44,759     2,209,752(a,j)
Barr Pharmaceuticals, Inc.            36,210     1,726,855(a)
Caremark Rx, Inc.                     34,237     1,707,399
DENTSPLY International, Inc.          20,090     1,217,454
Gilead Sciences, Inc.                 15,631       924,730(a)
Henry Schein, Inc.                    33,650     1,572,465(a)
Johnson & Johnson                    122,250     7,325,220
Kinetic Concepts, Inc.                11,403       503,442(a)
LIncare Holdings Inc.                165,930     6,278,791(a)
Manor Care, Inc.                      31,933     1,498,296
Martek Biosciences Corp.              26,672       772,154(a,j)
Pfizer Inc.                          608,252    14,275,674
Psychiatric Solutions Inc.            49,435     1,416,807(a)
Quest Diagnostics Inc.                23,921     1,433,346
Thermo Electron Corp.                 57,992     2,101,630(a)
Vertex Pharmaceuticals, Inc.           8,939       328,151(a,j)
Wyeth                                338,415    15,029,010
                                                93,426,674

INDUSTRIALS -- 3.7%

ChoicePoint, Inc.                     22,291       931,095(a)
Corinthian Colleges, Inc.            142,625     2,048,095(a,j)
Corporate Executive Board Co.          7,583       759,817
CoStar Group, Inc.                    18,433     1,102,846(a,j)
Danaher Corp.                         23,301     1,498,720
Dover Corp.                          274,830    13,584,847(h)
Eaton Corp.                           18,433     1,389,848
Harsco Corp.                          20,483     1,596,855
Hexcel Corp.                          65,974     1,036,452(a,j)
Joy Global, Inc.                      12,563       654,407
MoneyGram International, Inc.         51,952     1,763,770
Rockwell Collins, Inc.                34,599     1,933,046
Southwest Airlines Co.               349,330     5,718,532(j)
Stericycle, Inc.                      19,135     1,245,689(a)
Sunpower Corp. (Class A)              17,019       476,872(a,j)
Tyco International Ltd.              239,790     6,594,225
United Technologies Corp.             69,600     4,414,032
Waste Management, Inc.                41,481     1,488,338
                                                48,237,486

INFORMATION TECHNOLOGY -- 9.9%

Activision, Inc.                     249,831     2,843,077(a)
Affiliated Computer Services, Inc.
   (Class A)                          23,029     1,188,527(a)
Analog Devices, Inc.                 139,859     4,495,068(h)
Automatic Data Processing, Inc.      150,166     6,810,028(h)
CDW Corp.                             14,566       796,032
Checkfree Corp.                       32,749     1,623,040(a)
Cisco Systems, Inc.                  570,942    11,150,497(a,h)
Cogent, Inc.                          87,516     1,318,866(a,j)
Comverse Technology, Inc.             61,915     1,224,060(a)


                                      NUMBER
                                    OF SHARES       VALUE

Dell, Inc.                           152,830  $  3,730,580(a)
DST Systems, Inc.                     17,374     1,033,753(a)
eBay, Inc.                            53,622     1,570,588(a)
EMC Corporation                      333,060     3,653,668(a)
Fidelity National Information
   Services, Inc.                     61,132     2,164,073
First Data Corp.                     436,657    19,667,031(h)
Fiserv, Inc.                          13,468       610,908(a)
Harris Corp.                          47,038     1,952,547
Intel Corp.                          218,329     4,137,335
Intuit Inc.                          120,066     7,250,786(a)
Juniper Networks, Inc.                54,713       874,861(a)
Linear Technology Corp.               51,191     1,714,387
Macrovision Corp.                     33,702       725,267(a)
Microchip Technology Inc.             28,628       960,469
Microsoft Corp.                      707,131    16,476,152(h)
Molex, Inc. (Class A)                391,287    11,241,675
NAVTEQ Corp.                          18,916       845,167(a)
Neustar, Inc. (Class A)               19,249       649,654(a,j)
Oracle Corp.                         742,317    10,756,173(a)
Symantec Corp.                        50,090       778,399(a)
Wind River Systems, Inc.              89,174       793,649(a,j)
Xilinx, Inc.                          36,855       834,766
Yahoo! Inc.                          174,668     5,764,044(a)
                                               129,635,127

MATERIALS -- 1.1%

Cabot Corp.                           15,798       545,347
Martin Marietta Materials, Inc.       15,004     1,367,615
Monsanto Co.                         129,330    10,888,293
Praxair, Inc.                         25,130     1,357,020
Sealed Air Corp.                      14,509       755,629
                                                14,913,904

TELECOMMUNICATION SERVICES -- 0.1%

American Tower Corp. (Class A)        36,042     1,121,627(a)
NII Holdings, Inc. (Class B)           9,137       515,144(a)
                                                 1,636,771

UTILITIES -- 0.4%

Ameren Corp.                          23,691     1,196,396
DTE Energy Co.                        24,923     1,015,363
PPL Corp.                             43,873     1,417,098
SCANA Corp.                           30,404     1,172,986
                                                 4,801,843

TOTAL DOMESTIC EQUITY
   (COST $579,513,266)                         590,636,941



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 25.2%
--------------------------------------------------------------------------------


COMMON STOCK -- 24.9%

CONSUMER DISCRETIONARY -- 1.5%

Accor S.A.                             4,875       296,648(j)
Corp GEO S.A. de C.V. (Series B)      88,142       293,451(a)
Dogan Yayin Holding                   80,674       274,246(a)
--------------------------------------------------------------------------------




See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


Gafisa S.A.                           23,179  $    252,755(a)
Hyundai Motor Co.                      3,000       254,875
Koninklijke Philips
  Electronics N.V.                   165,197     5,160,327
Lagardere S.C.A. (Regd.)               7,402       546,105(j)
LG Electronics Inc.                    3,940       238,800
LVMH Moet Hennessy
   Louis Vuitton S.A.                 27,022     2,681,210(j)
Massmart Holdings Ltd.                21,275       140,208
Reed Elsevier PLC                    181,651     1,834,411
Renault S.A.                           5,293       568,503(j)
Rossi Residencial S.A.                22,000       210,419
Sekisui Chemical Company Ltd.        189,563     1,638,352
Shenzhou International Group
   Holdings Ltd.                     193,000        80,137
Toyota Motor Corp.                    97,694     5,119,075
Weiqiao Textile Co.                  143,000       183,192
                                                19,772,714

CONSUMER STAPLES -- 1.6%

Carrefour S.A.                        16,058       941,212(j)
Chaoda Modern Agriculture            704,000       439,603
Diageo PLC                           248,355     4,177,743
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)         3,921       328,266
IOI Corp. Bhd                        113,000       439,761
Nestle S.A. (Regd.)                   18,735     5,872,849
Seven & I Holdings Co. Ltd.           66,700     2,199,703
Shinsegae Company Ltd.                   380       190,260
Shiseido Company Ltd.                105,603     2,073,908(j)
Tesco PLC                            484,426     2,992,540
Tiger Brands Ltd.                     15,820       318,319
Uni-President Enterprises Corp.      481,000       418,946
                                                20,393,110

ENERGY -- 2.9%

BG Group PLC                         192,419     2,571,295
CAT Oil AG                             5,410       109,642(a)
China Oilfield Services Ltd.
   (Series H)                        360,000       183,082
China Petroleum & Chemical Corp.   4,256,000     2,438,419
China Shenhua Energy
   Company Ltd.                       40,000        73,387
EnCana Corp.                          19,739     1,043,304
Ente Nazionale Idrocarburi S.p.A.     77,560     2,283,933(j)
LUKOIL ADR                            34,831     2,897,939
Nexen, Inc.                           20,639     1,166,929
OAO Gazprom ADR                       34,317     1,443,030
PetroChina Company Ltd.              240,000       256,470
Petroleo Brasileiro S.A. ADR          68,815     5,494,190
Saipem S.p.A.                        259,514     5,903,211(j)
Sasol Ltd.                            11,300       435,728
Sibir Energy PLC                      28,693       256,457(a)
Stolt Offshore S.A.                  288,035     4,385,838(a,j)
Tenaris S.A. ADR                      61,718     2,498,961
Total S.A.                            78,596     5,170,558(j)
                                                38,612,373


                                      NUMBER
                                   OF SHARES         VALUE
FINANCIALS -- 7.0%

African Bank Investments Ltd.         54,200  $    212,719
Akbank TAS                           493,441     2,360,813
Aksigorta AS                          60,814       167,684
Allianz AG (Regd.)                    15,958     2,520,388(a,j)
Amata Corp. (REIT)                   434,100       170,659
AXA S.A.                              84,218     2,763,205(j)
Banca Intesa S.p.A.                  426,710     2,498,906(j)
Banco do Brasil S.A.                   5,764       133,111
Banco Santander Central
   Hispano S.A. (Regd.)              283,307     4,136,900
Bank Hapoalim BM                      37,037       157,606
Bank of Yokohama Ltd.                246,012     1,904,567(j)
BNP Paribas                           65,467     6,265,646(j)
Capital Securities Corp.             847,000       325,699(a)
CapitaLand Ltd.                    1,003,000     2,854,207
China Vanke Company Ltd.             329,000       279,567(a)
Chinatrust Financial Holding Co.     233,000       193,225
Credit Agricole S.A.                  80,953     3,079,438(j)
Credit Suisse Group (Regd.)           80,868     4,515,405(j)
Hongkong Land Holdings Ltd.          351,999     1,288,316(j)
Hung Poo Real Estate Development
   Corp. (REIT)                      525,000       518,887(a)
ICICI Bank Ltd. ADR                  102,326     2,420,010
ING Groep N.V.                        84,447     3,318,168
Jardine Matheson Holdings Ltd.        68,706     1,209,226
Kiatnakin Bank PLC                   145,883       113,747
Kookmin Bank                          59,611     4,901,083
Lloyds TSB Group PLC                 284,470     2,796,442
Mitsubishi Estate
   Company Ltd.                      231,982     4,931,254
Mitsubishi UFJ Financial
   Group, Inc.                           419     5,864,497
Mitsui Sumitomo
   Insurance Co. Ltd.                294,000     3,695,735
Nomura Holdings, Inc.                370,798     6,957,632(j)
Ping An Insurance Group
   Company of China Ltd.             111,500       337,357
Prudential PLC                       279,715     3,160,990
Royal Bank of Scotland Group PLC     145,104     4,771,745
Samsung Fire & Marine Insurance
   Company Ltd.                        2,730       366,897
Sanlam Ltd.                           55,001       111,826
Shenzhen Investment Ltd. (REIT)      594,354       160,698
Siam Commercial Bank PCL             226,200       331,993
Standard Bank Group Ltd.              28,548       308,227
State Bank of India Ltd. GDR           6,384       255,360
Sun Hung Kai Properties Ltd.         202,476     2,064,645
Swiss Reinsurance                     30,931     2,157,595(j)
UniCredito Italiano S.p.A.           733,648     5,741,042(j)
                                                92,323,117

HEALTHCARE -- 1.7%

Angiotech Pharmaceuticals, Inc.       85,445     1,003,979(a)
Gedeon Richter Rt                      1,275       234,225
GlaxoSmithKline PLC                  233,121     6,514,963
Hikma Pharmaceuticals PLC             35,320       217,046



See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Novartis AG (Regd.)                   86,732  $  4,687,068
Roche Holding AG                      41,556     6,855,892
Sanofi-Aventis                        17,991     1,755,220(j)
Smith & Nephew PLC ADR                23,717       913,816(j)
Teva Pharmaceutical
   Industries Ltd. ADR                12,880       406,879
                                                22,589,088

INDUSTRIALS -- 3.4%

ABB Ltd. (Regd.)                     323,877     4,203,791
Adecco S.A. (Regd.)                   27,127     1,601,047
Asahi Glass Company Ltd.             224,005     2,843,295(j)
Barloworld Ltd.                       12,271       208,194
Brambles Industries PLC              116,628       927,550
Canadian National Railway Co.         68,610     3,008,204
Chiyoda Corp.                        161,676     3,309,468(j)
Doosan Heavy Industries and
   Construction Company Ltd.           6,830       247,657
East Japan Railway Co.                   394     2,929,624
Empresas ICA Sociedad
   Controladora S.A. de C.V.          91,635       259,781(a)
Enka Insaat ve Sanayi AS              54,663       399,176
Fraser and Neave Ltd.                 60,000       151,769
Group 4 Securicor PLC                444,819     1,380,105
Group 4 Securicor PLC                456,888     1,441,052(j)
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B)         3,021       101,475
Komatsu Ltd.                         144,075     2,867,258
Korea Electric Terminal
   Company Ltd.                        5,110        68,137
Kubota Corp.                         164,000     1,556,576
Malaysia International
   Shipping Corp. BHD                509,182     1,067,003
Mitsubishi Heavy Industries Ltd.     126,000       544,495
Orascom Construction Industries       47,772     1,452,678(a)
Orkla ASA                             11,494       532,899
Sandvik AB                           367,865     4,276,936(j)
Shanghai Electric Group
   Company Ltd.                    1,296,000       450,521
Siemens AG (Regd.)                    47,000     4,088,367
SMC Corp.                             10,845     1,535,936
Smiths Group PLC                     132,726     2,187,257
United Tractors Tbk PT               435,000       253,590
Wan Hai Lines Ltd.                   260,000       179,078
                                                44,072,919

INFORMATION TECHNOLOGY -- 2.0%

ASM Pacific Technology                37,500       182,262
Delta Electronics Inc.               134,579       382,409(a)
HON HAI Precision Industry
   Company Ltd.                      131,000       809,216(a)
Hoya Corp.                            81,200     2,890,994
MediaTek Inc.                         49,000       454,026(a)
Mettler Toledo International Inc.     14,823       897,829(a)
Nidec Corp.                           44,414     3,185,888(j)
Nokia OYJ                            281,545     5,745,559(a)


                                      NUMBER
                                   OF SHARES         VALUE

Nortel Networks Corp.                168,429  $    375,599(a)
Samsung Electro-Mechanics
   Company Ltd.                        4,740       163,379
Samsung Electronics
   Company Ltd.                        7,980     5,072,141
Taiwan Semiconductor
   Manufacturing Company Ltd.      1,851,125     3,338,966
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR                   18,018       165,402
Telefonaktiebolaget LM Ericsson      661,535     2,185,693
Unimicron Technology Corp.           254,000       331,062(a)
                                                26,180,425

MATERIALS -- 2.4%

BASF AG                               23,200     1,862,348
BHP Billiton PLC                     435,081     8,441,347
Cia Vale do Rio Doce ADR             128,517     3,089,549
Evraz Group S.A. GDR                  10,587       264,146(b)
Harmony Gold Mining
   Company Ltd. ADR                   25,809       420,429(a)
Holcim Ltd. (Regd.)                   27,498     2,103,316(j)
Israel Chemicals Ltd.                104,309       415,426
Linde AG                              26,641     2,052,387
MMC Norilsk Nickel ADR                 3,642       473,460
POSCO                                  1,990       533,841
Potash Corp of Saskatchewan           41,961     3,607,091
Rio Tinto PLC (Regd.)                 74,314     3,929,623
Taiwan Fertilizer Company Ltd.       196,000       325,688(a)
Toray Industries Inc.                498,998     4,334,558
Vedanta Resources PLC                  7,514       189,423
                                                32,042,632

TELECOMMUNICATION SERVICES -- 1.7%

America Movil S.A. de C.V.
   ADR (Series L)                    112,017     3,725,685
Egyptian Company for
   Mobile Services                     6,043       135,456
France Telecom S.A.                   26,384       567,100
MTN Group Ltd.                        44,579       330,666
Orascom Telecom Holding SAE            3,479       143,875
Philippine Long Distance
   Telephone Co.                       5,450       187,728
Singapore Telecommunications Ltd.  2,623,415     4,213,788
Telefonica S.A.                       55,400       922,300
Telefonica S.A. ADR                      496        24,671
Telekomunikasi Indonesia
   Tbk PT (Series B)                 418,000       331,674
Telenor ASA                          288,111     3,484,131(j)
Telkom S.A. Ltd.                       6,231       115,319(a)
Vimpel-Communications
   OAO ADR                             3,948       180,897(a)
Vodafone Egypt
   Telecommunications SAE             17,524       249,660
Vodafone Group PLC                 1,124,396     2,396,770
Vodafone Group PLC ADR               223,787     4,766,663
                                                21,776,383


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
UTILITIES -- 0.7%

E.ON AG                               44,051  $  5,070,449(j)
Korea Electric Power Corp.             5,200       192,664
National Grid PLC                     20,112       217,606
Veolia Environnement                  73,754     3,810,887(j)
                                                 9,291,606

TOTAL COMMON STOCK
   (COST $290,726,838)                         327,054,367


PREFERRED STOCK -- 0.3%

Cia Energetica de Minas Gerais     3,700,000       156,975
Cia Vale do Rio Doce                  39,737       809,337
Cia Vale do Rio Doce ADR             129,629     2,667,765
Petroleo Brasileiro S.A.               8,800       175,573
Telemar Norte Leste S.A.               7,500       150,399

TOTAL PREFERRED STOCK
   (COST $3,153,112)                             3,960,049


RIGHTS -- 0.0%*

Linde AG
   (COST $0)                          26,641       102,875(a)

TOTAL FOREIGN EQUITY
   (COST $293,879,950)                         331,117,291


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 20.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 8.1%

U.S. Treasury Bonds
   4.50%    02/15/36            $  5,365,000     4,811,707
   5.38%    02/15/31                 185,000       188,267(j)
   8.13%    08/15/19 - 08/15/21      540,000       688,428(h)
U.S. Treasury Notes
   4.88%    04/30/08 - 05/31/11   65,285,000    64,760,312(j)
   5.13%    05/15/16              36,290,000    36,250,444(j)
                                               106,699,158

FEDERAL AGENCIES -- 0.1%

Federal Farm Credit Bank
   3.75%    01/15/09                 650,000       624,456(h)
Federal Home Loan Mortgage Corp.
   4.75%    12/08/10                 335,000       325,005(h)
                                                   949,461

AGENCY MORTGAGE BACKED -- 4.8%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35      307,986       279,492
   5.00%    07/01/35 - 10/01/35    9,959,517     9,309,763
   5.50%    05/01/20                 121,697       119,362
   6.00%    04/01/17 - 05/01/35      859,640       854,598


                                   PRINCIPAL
                                      AMOUNT         VALUE

   6.50%    01/01/27 - 12/01/34 $    605,203  $    610,030
   7.00%    10/01/25 - 02/01/35      125,275       128,270
   7.50%    11/01/09 - 09/01/33       64,025        66,076
   8.00%    01/01/30 - 11/01/30       18,837        19,899
   9.00%    10/01/25                   1,011         1,094
   4.50%    TBA                       25,000        22,664(c)
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19      296,010       273,355
   4.50%    05/01/18 - 02/01/35    2,894,902     2,709,629
   5.00%    06/01/20 - 08/01/35    5,729,163     5,373,673
   5.50%    04/01/14 - 08/01/35    2,261,544     2,199,241
   6.00%    09/01/19 - 08/01/35    5,477,282     5,396,612
   6.50%    09/01/17 - 02/01/35    2,152,587     2,169,498
   7.00%    04/01/17 - 05/01/35      326,843       334,777
   7.50%    12/01/09 - 03/01/34      141,074       145,955
   8.00%    12/01/11 - 11/01/33       59,397        61,948
   8.50%    06/01/30                     238           252
   9.00%    06/01/09 - 12/01/22       33,828        35,380
   4.50%    TBA                      270,000       244,603(c)
   5.00%    TBA                      920,000       885,787(c)
   5.50%    TBA                    4,160,000     3,994,898(c)
   6.00%    TBA                   20,231,000    19,990,538(c)
   6.50%    TBA                    3,959,000     3,978,795(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34      541,287       497,443
   6.00%    04/15/27 - 06/15/35      590,707       586,620
   6.50%    04/15/24 - 08/15/34      174,127       176,225
   7.00%    03/15/12 - 06/15/34       64,213        65,665
   8.00%    03/15/30                   3,424         3,633
   9.00%    11/15/16 - 12/15/21       24,959        27,056
   5.50%    TBA                    2,140,000     2,073,793(c)
                                                62,636,624

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%

Federal Home Loan Mortgage Corp.
   1.45%    10/15/18                 399,075        15,521(g,h,i)
   1.95%    12/15/30                 514,054        22,972(g,h,i)
   3.33%    10/15/33                  70,000        48,850(i)
   4.11%    12/15/33                  45,000        33,420(i)
   4.50%    04/15/13 - 03/15/19      689,051        58,703(g)
   4.50%    05/15/17 - 11/15/19      400,000       369,945
   5.00%    01/15/11 - 08/01/35    6,364,497     1,454,488(g)
   5.00%    05/15/20 - 02/15/35    2,165,000     1,942,997(h)
   5.50%    04/15/17 - 06/15/33      266,938        43,449(g)
   5.50%    10/15/34                 301,443       297,753
   7.50%    01/15/16                  12,759        13,135
   7.50%    07/15/27                   7,857         1,714(g)
   8.00%    02/01/23 - 07/01/24        5,611         1,247(g)
   10.44%   09/25/43                 531,895         7,075(d,g,i)
Federal Home Loan Mortgage STRIPS
   5.30%    08/01/27                   1,267         1,020(d,f)
Federal National Mortgage Assoc.
   1.18%    12/25/42                 307,819         6,926(g,i)
   2.28%    09/25/42                 310,292        20,072(g,i)
   2.33%    04/25/17 - 10/25/17      230,831        11,781(g,i)
   2.38%    08/25/16                  93,467         3,963(g,i)


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

   3.56%    09/25/31            $     60,537  $     51,691 (i)
   4.50%    05/25/18                 159,290        16,178(g)
   4.50%    12/25/19                 100,000        88,453
   4.75%    11/25/14                  33,832         2,438(g)
   5.00%    02/25/11 - 02/25/32       60,923         4,485(g)
   5.00%    03/25/35                 175,000       154,906
   5.50%    07/25/34 - 02/25/35      555,208       548,117(h)
   5.75%    02/25/35                 425,000       421,512
   6.00%    12/25/34                 150,000       147,235
   6.50%    12/25/34                 184,141       185,742
   8.00%    07/25/14                  46,806        47,548
Federal National Mortgage
   Assoc. (Class 1)
   5.27%    11/01/34               1,040,999       724,178(d,f)
Federal National Mortgage
   Assoc. (Class S)
   1.78%    02/25/31                  93,489         3,599(g,i)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13                 169,240         7,415(g)
   4.90%    03/25/31                  99,478        92,625(i)
   5.00%    10/25/22                 129,593        22,786(g)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      14           208(g)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                       6           202(g)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
   7.50%    11/01/23                  24,654         6,510(g)
   8.00%    08/01/23 - 07/01/24       11,499         2,642(g)
Vendee Mortgage Trust
   16.44%   05/15/33                 363,682        11,365(d,g,i)
                                                 6,894,866

ASSET BACKED -- 1.0%

Bank One Issuance Trust
   3.59%    05/17/10                  20,000        19,545
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.69%    01/25/34                  22,878        22,943(h,i)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                  28,000        27,886
Carmax Auto Owner Trust
   4.35%    03/15/10                 154,000       150,430
Citibank Credit Card Issuance Trust
   4.45%    04/07/10                  35,000        34,194
Countrywide Home Equity Loan
   Trust (Class A)
   5.43%    07/15/27                  58,123        58,124(h,i)
Ford Credit Floorplan Master Owner
   Trust (Class A)
   5.24%    07/15/09               2,000,000     1,998,560(i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   5.42%    06/25/34                 500,000       500,173(h,i)


                                   PRINCIPAL
                                      AMOUNT         VALUE

Gracechurch Card Funding PLC
   (Class A)
   5.23%    02/17/09              $2,000,000  $  2,000,491(i)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10                 138,000       134,344
Long Beach Mortgage Loan Trust
   5.60%    09/25/35               1,500,000     1,503,452(h,i)
Metris Master Trust (Class A)
   5.42%    10/20/10               2,000,000     2,000,720(i)
Mid-State Trust
   7.54%    07/01/35                   5,937         6,063(h)
Peco Energy Transition Trust
   6.52%    12/31/10                  50,000        51,567
Residential Asset Mortgage
   Products, Inc.
   5.56%    03/25/34                  46,862        46,895(i)
Residential Asset Securities Corp.
   5.57%    07/25/32 - 01/25/36    3,018,815     3,026,787(i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 326,357       321,322(i)
SLM Student Loan Trust (Class A)
   5.38%    06/15/18                 427,113       427,424(i)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10                 103,000       101,046
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  54,000        53,343(i)
                                                12,485,309

CORPORATE NOTES -- 3.1%

Abbey National PLC
   7.95%    10/26/29                 340,000       402,602(h)
Abbott Laboratories
   5.88%    05/15/16                 660,000       653,936
Allegiance Corp.
   7.00%    10/15/26                 245,000       249,500(h)
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 130,000       126,453(h)
Alltel Corp.
   4.66%    05/17/07                 455,000       451,648
Altria Group, Inc.
   7.20%    02/01/07                 100,000       100,505
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                 790,000       739,732(h)
American General Corp.
   7.50%    08/11/10                 750,000       793,490(h)
Appalachian Power Co. (Series G)
   3.60%    05/15/08                  20,000        19,233(h)
Appalachian Power Co. (Series K)
   5.00%    06/01/17                 135,000       120,911(h)
Archer-Daniels-Midland Co.
   7.00%    02/01/31                 165,000       178,983(h)
Assurant, Inc.
   6.75%    02/15/34                 145,000       142,387(h)


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

AT&T, Inc.
   4.13%    09/15/09                $630,000  $    598,950
   5.63%    06/15/16                 530,000       503,879
   5.88%    08/15/12                 165,000       163,458
BAC CAP TRUST V
   5.63%    03/08/35                 425,000       369,673(h)
BellSouth Corp.
   6.55%    06/15/34                 510,000       485,214(h)
BJ Services Co.
   5.75%    06/01/11                 430,000       425,850
British Telecommunications PLC
   8.38%    12/15/10                 170,000       186,555
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20                 170,000       200,517(h)
Campbell Soup Co.
   5.50%    03/15/07                  50,000        49,969(h)
Capital One Bank
   6.50%    06/13/13                  25,000        25,504(h)
Capital One Financial Corp.
   8.75%    02/01/07                 200,000       203,255(h)
Carolina Power & Light Co.
   5.15%    04/01/15                  60,000        56,492(h)
   5.70%    04/01/35                 155,000       140,446(h)
   6.13%    09/15/33                 190,000       182,837(h)
Citigroup, Inc.
   5.00%    03/06/07                  90,000        89,612(h)
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 865,000     1,068,338(h)
Consolidated Natural Gas Co.
   5.38%    11/01/06                 175,000       174,745(h)
Consumers Energy Co.
   5.15%    02/15/17                  55,000        49,919(h)
   5.80%    09/15/35                 165,000       148,006(h)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                  50,000        49,943(h)
CSX Transportation, Inc.
   9.75%    06/15/20                  21,000        27,219(h)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 280,000       271,133(h)
   4.75%    01/15/08                 580,000       570,618(h)
Detroit Edison Co. (Series B)
   5.45%    02/15/35                 400,000       342,100(h)
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08                 490,000       472,545(h)
Dominion Resources, Inc.
   5.69%    05/15/08                 370,000       368,852(h,k)
Dominion Resources, Inc. (Series B)
   4.13%    02/15/08                  90,000        87,906(h)
Dominion Resources, Inc. (Series G)
   3.66%    11/15/06                  20,000        19,850(h,k)
Duke Capital LLC
   4.33%    11/16/06                 230,000       228,994(h)
   5.67%    08/15/14                 295,000       283,473(h)
   8.00%    10/01/19                 225,000       253,816(h)
El Paso Electric Co.
   6.00%    05/15/35                 365,000       328,423(h)


                                   PRINCIPAL
                                      AMOUNT         VALUE

Enterprise Products Operating LP
   4.00%    10/15/07             $   350,000  $    340,543(h)
EOP Operating LP
   7.00%    07/15/11                 415,000       431,731(h)
EOP Operating LP (REIT)
   7.75%    11/15/07                 835,000       855,731(h)
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 985,000     1,002,259(h)
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                 430,000       428,457(h)
General Mills, Inc.
   3.88%    11/30/07                  50,000        48,747(h)
Georgia Power Co.
   4.88%    07/15/07                  65,000        64,611(h)
Goldman Sachs Group, Inc.
   6.60%    01/15/12               1,000,000     1,029,844(h)
Goodrich Corp.
   7.10%    11/15/27                 240,000       252,196(h)
Greater Bay Bancorp
   5.25%    03/31/08                 175,000       172,894(h)
Grupo Televisa S.A.
   6.63%    03/18/25                 285,000       266,161
GTE Corp.
   6.94%    04/15/28                 100,000        98,814(h)
   7.51%    04/01/09                 165,000       171,502(h)
Halliburton Co.
   8.75%    02/15/21                 390,000       478,213(h)
HSBC Bank USA NA
   3.88%    09/15/09                 920,000       872,139(h)
HSBC Finance Corp.
   6.50%    11/15/08                 625,000       636,443(h)
ING Capital Funding TR III
   8.44%    12/29/49                 455,000       496,149(h,i)
ING Groep N.V.
   5.78%    12/29/49                 595,000       557,388(h,i)
International Business
   Machines Corp.
   3.80%    02/01/08                 100,000        97,448(h)
   4.75%    11/29/12                 250,000       237,016(h)
iStar Financial, Inc.
   4.88%    01/15/09                 305,000       297,857(h)
   7.00%    03/15/08                 400,000       406,349(h)
Kansas Gas & Electric
   5.65%    03/29/21                 425,000       397,854(h)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 150,000       137,323(h)
Kinder Morgan Energy Partners LP
   5.13%    11/15/14                  70,000        63,904(h)
Laboratory Corp of America Holdings
   5.63%    12/15/15                 165,000       157,733(h)
Lehman Brothers Holdings, Inc.
   5.00%    01/14/11               1,150,000     1,113,785(h)
Marsh & McLennan Companies, Inc.
   5.15%    09/15/10                 864,000       838,263(h)
   5.19%    07/13/07               1,500,000     1,499,042(h,i)
Merrill Lynch & Company, Inc.
   6.05%    05/16/16                 475,000       471,884


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

Midamerican Energy Holdings Co.
   3.50%    05/15/08            $    425,000  $    409,448(h)
Morgan Stanley
   5.30%    03/01/13                 500,000       481,263(h)
Motorola, Inc.
   4.61%    11/16/07                 565,000       556,869(h)
MUFG Capital Finance 1 Ltd.
   6.35%    07/25/49                 240,000       231,159(i)
NB Capital Trust IV
   8.25%    04/15/27                 215,000       225,120(h)
New Cingular Wireless Services Inc.
   8.75%    03/01/31                 500,000       609,788(h)
News America, Inc.
   7.25%    05/18/18                  50,000        52,987(h)
Nextel Communications, Inc. (Series E)
   6.88%    10/31/13                 335,000       340,139(h)
Norfolk Southern Corp.
   6.00%    04/30/08                  20,000        20,088
Norfolk Southern Railway Co.
   9.75%    06/15/20                  64,000        83,653
Northeast Utilities (Series B)
   3.30%    06/01/08                  30,000        28,598
Northrop Grumman Corp.
   4.08%    11/16/06                 300,000       298,287
NorthWestern Corp.
   5.88%    11/01/14                 200,000       195,943
Ocean Energy, Inc.
   4.38%    10/01/07                  15,000        14,707
Pacific Bell
   7.13%    03/15/26                  55,000        56,639
Pacific Gas & Electric Co.
   6.05%    03/01/34                 305,000       287,972
Pemex Finance Ltd.
   9.03%    02/15/11                  19,000        20,243
Pemex Project Funding Master Trust
   7.38%    12/15/14               1,305,000     1,357,761
   8.63%    02/01/22                  60,000        67,446
Pepco Holdings, Inc.
   5.50%    08/15/07                 305,000       304,904
   5.86%    06/01/10                  40,000        40,105(i)
Procter & Gamble - Esop (Series A)
   9.36%    01/01/21                 180,000       218,636
Prudential Financial, Inc.
   5.90%    03/17/36                 260,000       237,158
Puget Energy, Inc.
   3.36%    06/01/08                  30,000        28,622
   5.48%    06/01/35                 130,000       112,912
Quest Diagnostics Inc.
   6.75%    07/12/06                  45,000        45,007
Reckson Operating Partnership
   LP (REIT)
   5.88%    08/15/14                  65,000        62,902
Residential Capital Corp.
   6.13%    11/21/08               1,510,000     1,489,920
Safeco Capital Trust I (Series B)
   8.07%    07/15/37                 295,000       310,920
Simon Property Group LP (REIT)
   4.88%    08/15/10                 500,000       481,830


                                   PRINCIPAL
                                      AMOUNT         VALUE

Smith International, Inc.
   6.00%    06/15/16                $290,000  $    287,423
Sprint Capital Corp.
   6.00%    01/15/07                 250,000       250,335
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                  40,000        38,061(i)
Tampa Electric Co.
   6.55%    05/15/36                 125,000       124,240
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 625,000       602,069
TELUS Corp.
   7.50%    06/01/07                 375,000       380,541
The Kroger Co.
   6.80%    12/15/18                 160,000       160,815(h)
Thomson Corp.
   5.50%    08/15/35                 165,000       142,662
Time Warner Entertainment Co.
   8.38%    03/15/23 - 07/15/33      745,000       839,032
Time Warner, Inc.
   6.88%    05/01/12                  25,000        25,815(h)
TXU Electric Delivery Co.
   5.00%    09/01/07                 140,000       138,478
   6.38%    05/01/12                 580,000       586,017
Tyson Foods, Inc.
   7.25%    10/01/06                 102,000       102,306
   8.25%    10/01/11                 570,000       604,889
United Utilities PLC
   6.45%    04/01/08                 125,000       126,251
Valero Energy Corp.
   3.50%    04/01/09                 185,000       174,186
Verizon Pennsylvania Inc.
   8.75%    08/15/31                 165,000       187,143(h)
Viacom, Inc.
   5.63%    05/01/07                  25,000        24,973
Wells Fargo & Co.
   5.25%    12/01/07                  90,000        89,557
Westar Energy, Inc.
   7.13%    08/01/09                 190,000       195,520
Weyerhaeuser Co.
   6.13%    03/15/07                  20,000        20,011
Wisconsin Electric Power
   3.50%    12/01/07                  70,000        68,084
                                                40,169,185

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

Banc of America Funding Corp.
   5.75%    03/20/36                 194,801       190,838(h,i)
   5.88%    02/20/36                 346,685       341,376(h,i)
Banc of America Mortgage
   Securities (Class B)
   5.33%    10/25/35                 205,829       192,918(h,i)
   5.39%    01/25/36                 199,672       192,062(h,i)
   5.57%    02/25/36                 159,745       154,929(h,i)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                 265,781       265,385(h)


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

Bear Stearns Commercial
   Mortgage Securities
   5.58%    03/11/39              $1,000,000  $    989,830(h,i)
   6.02%    02/14/31                  75,000        75,442(h)
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.63%    04/12/38               1,400,000     1,378,655(h,i)
Countrywide Alternative Loan Trust
   6.00%    03/25/36                 160,000       134,261
Countrywide Alternative Loan
   Trust (Class B)
   6.00%    05/25/36                  89,885        78,260
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
   5.50%    12/25/35                 168,758       158,229(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36                 114,511       107,731(h,i)
Crusade Global Trust (Class A)
   5.27%    01/17/34               3,411,773     3,416,912(h,i)
CS First Boston Mortgage
   Securities Corp.
   5.33%    10/25/35                 169,017       155,739(h,i)
   6.13%    04/15/37                  50,000        50,793(h)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 228,000       230,103(h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35                 465,141       470,502(h)
   6.47%    04/15/34                 400,000       410,147(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.60%    12/10/41               3,843,135        93,645(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                 500,000       488,424(h)
Impac CMB Trust
   5.58%    04/25/35                 616,532       617,845(h,i)
Impac CMB Trust (Class A)
   6.08%    12/25/33                 141,968       142,007(h,i)
Indymac INDA Mortgage Loan Trust
   5.16%    01/25/36                  99,941        94,901(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                 107,936       104,699(h,i)
Indymac Index Mortgage Loan Trust
   5.41%    06/25/35                 318,337       309,098(h,i)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                  40,000        41,186(h)
JPMorgan Mortgage Trust
   5.41%    11/25/35                 626,305       606,256(h,i)
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27                 108,000       103,416(h,i)
   4.51%    12/15/29                 135,000       127,279(h)
   5.53%    03/15/32               1,000,000       991,509(h)
   5.58%    01/18/12               4,865,756       145,431(d,h,i)


                                   PRINCIPAL
                                      AMOUNT         VALUE

   5.66%    03/15/39              $1,000,000  $    984,094(h,i)
   5.72%    03/15/39               1,000,000       982,884(h,i)
   6.23%    03/15/26                  53,000        53,668(h)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.65%    11/15/27                 704,000       730,200(h)
Master Alternative Loans Trust
   5.00%    08/25/18                  64,541        10,105(g,h)
   6.50%    08/25/34 - 05/25/35      585,662       584,477(h)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                 134,594       134,594(h)
Medallion Trust (Class A)
   5.23%    08/22/36               2,154,504     2,157,679(h,i)
Merrill Lynch Mortgage
   Trust (Class A)
   5.80%    05/12/39               1,000,000       996,423
MLCC Mortgage Investors, Inc.
   5.40%    02/25/36                 164,989       160,071(h,i)
Morgan Stanley Capital I
   6.53%    03/15/31                 285,092       289,323(h)
   7.11%    04/15/33                  73,000        75,545(h)
Morgan Stanley Dean
   Witter Capital I
   6.96%    10/15/33                  16,935        17,083(h)
   7.20%    10/15/33                  50,000        52,207(h)
MortgageIT Trust (Class A)
   5.62%    08/25/35               3,211,960     3,216,995(h,i)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30                 500,000       506,631(h)
Opteum Mortgage Acceptance Corp.
   5.62%    02/25/35                 588,482       588,206(i)
Residential Accredit Loans, Inc.
   6.00%    01/25/36                 249,217       236,069
   6.05%    01/25/36                 109,921       108,787(i)
Residential Asset Securitization Trust
   6.00%    01/25/46                  74,721        63,723
Residential Asset Securitization
   Trust (Class A)
   5.50%    05/25/35               1,448,975     1,449,752(h,i)
Residential Funding Mortgage
   Security I
   5.75%    01/25/36                 232,194       218,248
Wachovia Bank Commercial
   Mortgage Trust
   5.51%    03/15/45               1,200,000     1,186,278
   5.68%    05/15/43               1,000,000       996,018
Washington Mutual Inc.
   5.66%    01/25/45                 298,253       298,621(i)
Wells Fargo Mortgage Backed
   Securities Trust
   5.00%    11/25/20                 505,202       489,668
   5.39%    08/25/35                 474,594       454,283(i)
   5.50%    01/25/36 - 03/25/36    1,687,273     1,563,057
                                                31,464,497


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT        VALUE
SOVEREIGN BONDS -- 0.0%*

Province of Ontario
   3.38%    01/15/08                $500,000  $    484,477

TOTAL BONDS AND NOTES
   (COST $267,072,575)                         261,783,577


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.2%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          96,470     3,114,052(j,m)
Industrial Select Sector
   SPDR Fund                         370,221    12,513,470(j,m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $13,396,679)                           15,627,522


                                  NUMBER OF
                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------


CALL OPTIONS

Euro Dollar Futures
   (COST $3,421)                          85           531


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 3.6%
--------------------------------------------------------------------------------


ASSET BACKED -- 2.5%

Bear Stearns Asset Backed
   Securities Inc.
   5.54%    11/25/35              $5,000,000     5,008,215(h,i)
Countrywide Asset-Backed
   Certificates (Class M)
   6.02%    06/26/33               3,500,000     3,507,575(h,i)
Discover Card Master Trust I
   (Class A)
   5.23%    04/16/10               3,200,000     3,201,517(i)
GSAMP Trust
   5.43%    05/25/36               3,385,130     3,385,130(b,i)
GSR Mortgage Loan Trust
   5.52%    11/25/30               4,466,742     4,468,619(h,i)
Indymac Residential Asset
   Backed Trust
   5.44%    06/25/36               7,000,000     7,004,171(h,i)
JPMorgan Mortgage
   Acquisition Corp.
   5.43%    07/25/36               7,000,000     6,999,946(i)
                                                33,575,173


                                   PRINCIPAL
                                      AMOUNT        VALUE
CORPORATE NOTES -- 0.4%

Countrywide Financial Corp.
   5.56%    06/27/07              $5,000,000  $  4,999,205(i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

JPMorgan Alternative Loan Trust
   5.41%    08/25/36               4,000,000     4,000,000(i)
Residential Accredit Loans, Inc.
   5.39%    06/25/36               5,000,000     5,000,000(i)
                                                 9,000,000

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $47,566,165)                           47,574,378


TOTAL INVESTMENTS IN SECURITIES
   (COST $1,201,432,056)                     1,246,740,240


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.6%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 10.2%

GEI Short Term Investment Fund
   6.93%                         134,211,734   134,211,734(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.4%

GEI Short Term Investment Fund
   6.93%                          17,185,755    17,185,755(d,l)
State Street Navigator Securities
   Lending Prime Portfolio
   5.25%                          66,269,174    66,269,174(d,e)
                                                83,454,929

TOTAL SHORT-TERM INVESTMENTS
   (COST $217,666,663)                         217,666,663


TOTAL INVESTMENTS
   (COST $1,419,098,719)                     1,464,406,903


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (11.6)%                              (152,584,698)
                                             -------------

NET ASSETS-- 100.0%                         $1,311,822,205
                                            ==============


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------


The GEI Total Return Fund had the following written option contracts open at June 30, 2006 (unaudited):


                     EXPIRATION DATE/    NUMBER OF
CALL OPTIONS           STRIKE PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------

Euro Dollar Futures
   (Written Option
   Premium $829)     July 06 / 95.00        85         $(531)


The GEI Total Return Fund had the following long futures contracts open at June 30, 2006 (unaudited):


                               NUMBER      CURRENT
                 EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE    APPRECIATION
-------------------------------------------------------------

Euro Dollar
   Futures     September 2006    40    $ 9,442,000   $  1,890
U.S. Treasury
   Notes 5 Yr.
   Futures     September 2006    20      2,068,125    (11,149)
U.S. Treasury
   Notes 10 Yr.
   Futures     September 2006    20      2,097,188    (14,743)
S&P 500 Index
   Futures     September 2006    114    36,462,900    599,148
                                                     --------
                                                     $575,146
                                                     ========


See Notes to Schedule of Investments on page 18 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $3,649,276 or 0.28% of net assets for the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(j)  All or a portion of the security is out on loan.

(k)  Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

*    Less than 0.1%

+    Percentages are based on net assets as of June 30, 2006.

Abbreviations:
ADR    American Depository Receipt
GDR    Global Depository Receipt
REGD.  Registered
REIT   Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit
SPDR   Standard & Poors Depository Receipts
STRIPS Separate Trading of Registered Interest and Principal of Security
TBA    To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


TOTAL RETURN FUND

                                                                -------------------------------------------------------------------
                                                                                                    CLASS 1
                                                                -------------------------------------------------------------------
                                                                  6/30/06+     12/31/05     12/31/04       12/31/03       12/31/02
                                                                -------------------------------------------------------------------
INCEPTION DATE ............................................             --           --           --             --             --
Net asset value, beginning of period ......................         $16.04       $15.97       $15.09         $12.68         $14.49
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................................           0.20         0.23         0.20           0.16           0.31
  Net realized and unrealized gains/(losses) on investments           0.27         0.36         1.04           2.41          (1.67)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ............           0.47         0.59         1.24           2.57          (1.36)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................................             --         0.23         0.20           0.16           0.32
  Net realized gains ......................................             --         0.29         0.16             --           0.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................................             --         0.52         0.36           0.16           0.45
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............................         $16.51       $16.04       $15.97         $15.09         $12.68
===================================================================================================================================
TOTAL RETURN (A) ..........................................          2.93%        3.67%        8.19%         20.31%        (9.31)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ................     $1,236,196     $959,531     $515,506       $225,867       $112,747
  Ratios to average net assets:
    Net investment income* ................................          2.68%        1.89%        1.81%          1.58%          2.22%
    Net Expenses* .........................................          0.44%        0.45%        0.49%          0.53%          0.54%
    Gross Expenses* .......................................          0.46%        0.45%        0.49%          0.53%          0.54%
  Portfolio turnover rate .................................            65%         146%         141%           115%           126%

                                                               ---------   --------       --------   --------
                                                                 CLASS 1    CLASS 2        CLASS 3    CLASS 4
                                                               ---------   --------       --------   --------
                                                                12/31/01   6/30/06+       6/30/06+   6/30/06+
                                                               ---------   --------       --------   --------
INCEPTION DATE ............................................       7/1/85     5/1/06         5/1/06     5/1/06
Net asset value, beginning of period ......................       $15.51     $17.03         $17.03  $   17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................................         0.38       0.09           0.03       0.08
  Net realized and unrealized gains/(losses) on investments        (0.83)     (0.60)         (0.54)     (0.61)
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ............        (0.45)     (0.51)         (0.51)     (0.53)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................................         0.38         --             --         --
  Net realized gains ......................................         0.19         --             --         --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................................         0.57         --             --         --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............................       $14.49     $16.52         $16.52     $16.50
=============================================================================================================
TOTAL RETURN (A) ..........................................      (2.89)%    (2.99)%        (2.99)%    (3.11)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ................     $130,757         $1        $75,624         $1
  Ratios to average net assets:
    Net investment income* ................................        2.54%      1.04%          0.89%      1.01%
    Net Expenses* .........................................        0.53%      0.57%          0.62%      0.77%
    Gross Expenses* .......................................        0.53%      0.62%          0.67%      0.82%
  Portfolio turnover rate .................................         122%        65%            65%        65%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.
*   Annualized for periods less than one year.
+   Unaudited.

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                           TOTAL
                                                                          RETURN
                                                                           FUND
-----------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $1,201,432,056) ...   $1,246,740,240
   Short-term Investments (at amortized cost) ....................       66,269,174
   Short-term affiliated investments (at amortized cost) .........      151,397,489
   Foreign cash (cost $1,372,918) ................................        1,373,691
   Receivable for investments sold ...............................        6,860,747
   Income receivables ............................................        3,688,258
   Receivable for fund shares sold ...............................        4,210,411
   Variation margin receivable ...................................           16,250
-----------------------------------------------------------------------------------
       TOTAL ASSETS ..............................................    1,480,556,260
-----------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ......................      131,029,307
   Payable for investments purchased .............................       36,843,321
   Payable for fund shares redeemed ..............................            1,251
   Payable to GEAM ...............................................          768,445
   Variation margin payable ......................................           91,200
   Options written, at market (premium received $829) ............              531
-----------------------------------------------------------------------------------
       TOTAL LIABILITIES .........................................      168,734,055
-----------------------------------------------------------------------------------
NET ASSETS .......................................................   $1,311,822,205
===================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ...............................................    1,240,104,410
   Undistributed (distribution in excess of) net investment income       14,232,353
   Accumulated net realized gain (loss) ..........................       11,567,615
   Net unrealized appreciation/(depreciation) on:
       Investments ...............................................       45,308,184
       Futures ...................................................          575,146
       Written options ...........................................              298
       Foreign currency related transactions .....................           34,199
-----------------------------------------------------------------------------------
NET ASSETS .......................................................   $1,311,822,205
===================================================================================
CLASS 1:
NET ASSETS .......................................................    1,236,195,929
Shares outstanding ($0.01 par value; unlimited shares authorized)        74,867,472
Net asset value per share ........................................            16.51

CLASS 2:
NET ASSETS .......................................................           970.47
Shares outstanding ($0.01 par value; unlimited shares authorized)             58.75
Net asset value per share ........................................            16.52

CLASS 3:
NET ASSETS .......................................................       75,624,336
Shares outstanding ($0.01 par value; unlimited shares authorized)         4,577,367
Net asset value per share ........................................            16.52

CLASS 4:
NET ASSETS .......................................................           969.39
Shares outstanding ($0.01 par value; unlimited shares authorized)             58.75
Net asset value per share ........................................            16.50

* Includes $127,971,695 of securities on loan.



See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                          TOTAL
                                                                         RETURN
                                                                          FUND
----------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ....................................................     $8,843,935
      Interest* ...................................................      5,274,285
      Interest from affliated investments .........................      3,163,487
      Less: Foreign taxes withheld ................................       (537,882)
-----------------------------------------------------------------------------------
    TOTAL INCOME ..................................................     16,743,825
-----------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ............................      1,956,591
      Distributors fees (Notes 4)
         Class 1 ..................................................        409,184
         Class 2 ..................................................              1
         Class 3 ..................................................         12,652
         Class 4 ..................................................              1
      Custody and accounting expenses .............................         97,376
      Professional fees ...........................................         82,728
      Trustee's fees ..............................................         11,382
      Registration expenses .......................................          1,853
      Transfer agent ..............................................             86
      Other expenses ..............................................         36,643
-----------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ................      2,608,497
-----------------------------------------------------------------------------------
      Less: Expenses waived or borne by the adviser ...............       (117,657)
      Net expenses ................................................      2,490,840
-----------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ..................................     14,252,985
===================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..............................................      8,386,251
         Futures ..................................................       (157,237)
         Written options ..........................................        (11,830)
         Foreign currency transactions ............................       (124,136)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..............................................      3,258,635
         Futures ..................................................        767,759
         Written options ..........................................            298
         Foreign currency transactions ............................         39,262
-----------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ......     12,159,002
-----------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $26,411,987
===================================================================================


* Income attributable to security lending, net of rebate expenses, for the Total Return Fund was $127,332



See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                 TOTAL
                                                                                                RETURN
                                                                                                 FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                                    JUNE 30, 2006      DECEMBER 31,
                                                                                     (UNAUDITED)           2005
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...........................................     $  14,252,985        $13,296,651
     Net realized gain (loss) on investments, futures, written options
       and foreign currency transactions .....................................         8,093,048         18,548,560
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign
       currency translation ..................................................         4,065,954          2,438,623
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................................        26,411,987         34,283,834
-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................................                --        (13,261,759)
     Net realized gains ......................................................                --        (16,598,435)
     Return of Capital .......................................................                --                 --
-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................                --        (29,860,194)
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .......        26,411,987          4,423,640
-------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1 ...............................................................       253,486,557        414,284,705
       Class 2 ...............................................................             1,000                 --
       Class 3 ...............................................................        75,155,062                 --
       Class 4 ...............................................................             1,000                 --
     Value of distributions reinvested
       Class 1 ...............................................................                --         29,860,187
       Class 2 ...............................................................                --                 --
       Class 3 ...............................................................                --                 --
       Class 4 ...............................................................                --                 --
     Cost of shares redeemed
       Class 1 ...............................................................        (2,763,736)        (4,544,063)
       Class 2 ...............................................................                --                 --
       Class 3 ...............................................................              (580)                --
       Class 4 ...............................................................                --                 --
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ........................       325,879,303        439,600,829
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................       352,291,290        444,024,469

NET ASSETS
   Beginning of period .......................................................       959,530,915        515,506,446
-------------------------------------------------------------------------------------------------------------------
   End of period .............................................................    $1,311,822,205       $959,530,915
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD       $14,232,353       $     20,632
-------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

Changes in Fund Shares

                                                     TOTAL
                                                    RETURN
                                                     FUND
----------------------------------------------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED
                                        JUNE 30, 2006     DECEMBER 31,
                                         (UNAUDITED)          2005
----------------------------------------------------------------------
CLASS 1:
Shares sold ..........................    15,221,985       25,964,206
Issued for distribution reinvested ...            --        1,850,074
Shares redeemed ......................      (165,591)        (281,159)
---------------------------------------------------------------------
Net increase (decrease) in fund shares    15,056,394       27,533,121
=====================================================================
CLASS 2:
Shares sold ..........................            59               --
Issued for distribution reinvested ...            --               --
Shares redeemed ......................            --               --
---------------------------------------------------------------------
Net increase (decrease) in fund shares            59               --
=====================================================================
CLASS 3:
Shares sold ..........................     4,577,403               --
Issued for distribution reinvested ...            --               --
Shares redeemed ......................           (36)              --
---------------------------------------------------------------------
Net increase (decrease) in fund shares     4,577,367               --
=====================================================================
CLASS 4:
Shares sold ..........................            59               --
Issued for distribution reinvested ...            --               --
Shares redeemed ......................            --               --
---------------------------------------------------------------------
Net increase (decrease) in fund shares            59               --
=====================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund. The Fund presently offers four classes of shares.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:


                                                                                         Net Tax
             Cost of                   Gross Tax                Gross Tax              Appreciation/
         Investments for              Unrealized               Unrealized             (Depreciation)
          Tax Purposes               Appreciation             Depreciation            on Investments
----------------------------------------------------------------------------------------------------
         $1,421,672,782              $84,836,496              $(42,102,906)             $42,733,590


As of December 31, 2005, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:


                  Capital                               Currency
--------------------------------------------------------------------------------
                    $--                                  $45,645


The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


                                      Long-Term
           Ordinary                    Capital
            Income                       Gains                  Total
--------------------------------------------------------------------------------

         $14,947,799                  $14,912,395            $29,860,194

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio and pro rata across share classes . Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds and pro rata among share classes based on net assets. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3. LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:


                                   Annualized based on
                                 average daily net assets
--------------------------------------------------------------------------------
              Average Daily                                  Advisory and
               Net Assets                                   Administration
                 of Fund                                         Fees
--------------------------------------------------------------------------------
           First $100 million                                    .50%
            Next $100 million                                    .45%
            Next $100 million                                    .40%
            Next $100 million                                    .35%
            Over $400 million                                    .30%

Pursuant to an expense limitation agreement with the Fund, GEAM has agreed to limit total operating expenses charged to Fund assets attributable to each class of shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to 0.32% of the average daily net assets of the Fund attributable to such shares, in each case on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon termination of the management agreement, or by the Fund without payment of penalty upon sixty (60) days written notice to GEAM. The agreement can only be changed with the approval of both the Fund and GEAM.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $6,616 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Fund has adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class 2 shares, 0.30% for Class 3 shares and 0.45% for Class 4 shares. Currently, Class 1 shares are not subject to a 12b-1 fee.

DIRECTORS' COMPENSATION The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual Fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006, were as follows:


                    Purchases                                   Sales
--------------------------------------------------------------------------------
                 $1,020,809,165                             $719,351,818

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

OPTIONS During the period ended June 30, 2006, the following option contracts were written:

                                     Number of
                                   of Contracts                  Premium
-------------------------------------------------------------------------
Balance as of
  December 31, 2005                     --                   $        --
Written                                305                        12,616
Closed and Expired                    (220)                      (11,787)
-------------------------------------------------------------------------
Balance as of
  June 30, 2006                         85                           829
-------------------------------------------------------------------------


SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:

                  Loaned
              securities at                                    Cash
               market value                                 collateral*
-----------------------------------------------------------------------
               $128,325,754                                $131,871,586

* COLLATERAL OF $131,029,307 INCREASED BY $842,279 ON JULY 3, 2006 TO REFLECT THE JUNE 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL POSITIONS AS OF JUNE 30, 2006)
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.


[GE logo omitted]

GE Investments Funds, Inc.

Income Fund


Semi-Annual Report

JUNE 30, 2006


[LOGO OMITTED]

GE Investments Funds, Inc.
Income Fund                                                         Contents
----------------------------------------------------------------------------


NOTES TO PERFORMANCE ..............................................        1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ........................        2

NOTES TO SCHEDULE OF INVESTMENTS ..................................       13

FINANCIAL STATEMENTS

     Financial Highlights .........................................       14

     Statement of Assets and Liabilities ..........................       15

     Statement of Operations ......................................       16

     Statements of Changes in Net Assets ..........................       17

     Notes to Financial Statements ................................       18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL .....................       23

ADDITIONAL INFORMATION ............................................       26

INVESTMENT TEAM ...................................................       29



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Lehman Brothers Aggregate Bond Index (LB Aggregate) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Income Fund
--------------------------------------------------------------------------------



THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND
VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

ALFREDO CHANG IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE INCOME FUND SINCE MARCH 2005. MR. CHANG JOINED GE ASSET MANAGEMENT IN JULY 2002 AS A PORTFOLIO MANAGER AND WAS MADE RESPONSIBLE FOR THE EMERGING MARKET FIXED INCOME EFFORT AT GE ASSET MANAGEMENT IN NOVEMBER 2003. MR. CHANG WAS AN ASSISTANT PORTFOLIO MANAGER WITH GENWORTH FINANCIAL, FORMERLY KNOWN AS GE FINANCIAL ASSURANCE, AN AFFILIATE OF GE ASSET MANAGEMENT, FROM AUGUST 2000 UNTIL HE JOINED GE ASSET MANAGEMENT IN JULY 2002. PRIOR TO THAT HE OVERSAW OFFSHORE INVESTMENT PORTFOLIOS AT AIG GLOBAL INVESTMENT CORPORATION.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS A SENIOR PORTFOLIO MANAGER AT SMITH GRAHAM SINCE AUGUST 1994.

ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.



[PHOTO OMITTED]

Q&A


Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Income Fund returned -0.42%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned -0.72% and the Fund's Lipper peer group of 52 Intermediate Investment Grade Debt funds returned an average of -0.70% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Individual security return was the largest positive contributor to Fund performance relative to the benchmark. Sector allocation also provided excess return. In particular, the Fund's exposure to high yield bonds added significantly to excess return as high yield, in general, returned over 3.0% for the period. However, the Fund's performance during the period was negatively affected by relative duration exposure.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. Economic growth in the U.S. slowed decidedly in the second quarter, after a very strong 5.6% growth rate in the first quarter. With the increase in interest rates across the yield curve, the primary focus has been the impact on the U.S. housing market, which has fueled much of our growth in recent years. Indeed, there is justified cause for concern about housing. Despite an increase in new home sales, month-over-month in May, sales volume of both new and existing homes are down from year-ago levels. Market participants fear that a significant decline in home prices and rising energy costs will force retrenchment by the American consumer.

    Despite a slowing in economic growth, inflation pressures did not appear to be receding. High prices at the gas pump plagued consumers. Housing costs, which make up a large component of consumer inflation statistics through owner equivalent rent levels, had risen. Commodity prices remained above year-ago levels despite falling off a bit most recently. Utilization rates were back above pre-2001 levels.

    The combination of slowing growth and rising inflation had investors playing the guessing game on future Fed moves. This game has always been a favorite pastime of bond investors, but with a new Fed chairman in the mix, the second quarter had been enjoyable to watch. In April, after a 25 basis point hike in fed funds to 4.75%, FOMC comments led market thinking toward a move in May to 5% and then pausing in June. The Fed did, in fact, raise rates again in May to 5%, but a more hawkish tone regarding inflation in its statement and subsequent comments by various Fed members, including the chairman, left many investors believing the committee would continue rate hikes in June and beyond. The committee did follow up in June with another hike of 25 basis points to 5.25% while reiterating that future rate decisions will be data dependant.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2006 - JUNE 30, 2006

----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           995.78                           2.97
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.58                           3.01
----------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.60% (FROM
   PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).
 **ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS (0.42)%.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------



CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------





[LINE CHART OMITTED, PLOT POINTS FOLLOWS]




                                                      LB AGGREGATE
                          GEI INCOME                   BOND INDEX

6/96                   $     10000.00              $     10000.00
12/96                        10489.79                    10490.46
12/97                        11433.46                     11503.2
12/98                        12342.18                    12502.43
12/99                        12166.22                    12399.75
12/00                        13472.85                    13841.35
12/01                        14473.50                    15010.04
12/02                        15904.23                    16549.33
12/03                        16476.77                    17228.59
12/04                        17040.28                    17976.10
12/05                        17387.45                    18412.65
6/06                         17314.03                    18279.61



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------
                                SIX      ONE     FIVE     TEN
                               MONTHS    YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
Income Fund                    -0.42%   -0.43%   4.42%   5.64%
--------------------------------------------------------------------------------
LB Aggregate Bond Index        -0.72%   -0.81%   4.97%   6.22%
--------------------------------------------------------------------------------
Lipper peer group average*     -0.70%   -0.89%   4.86%   5.80%
--------------------------------------------------------------------------------
Inception date                 1/3/95
--------------------------------------------------------------------------------

            Income Fund (ending value $17,314)
            LB Aggregate Bond Index (ending value $18,280)

INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.


QUALITY RATINGS
AS OF JUNE 30, 2006
as a % of Market Value
================================================================================

MOODY'S/S&P/                                 PERCENTAGE OF
FITCH RATING**                               MARKET VALUE
--------------------------------------------------------------------------------

Aaa / AAA                                       77.48%
--------------------------------------------------------------------------------

Aa / AA                                          2.42%

--------------------------------------------------------------------------------
A / A                                            5.64%

--------------------------------------------------------------------------------
Baa / BBB                                        8.61%

--------------------------------------------------------------------------------
Ba / BB and lower                                5.85%

--------------------------------------------------------------------------------
NR / Other ***                                   0.00%

================================================================================


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
================================================================================

Market Value of $133,488 (in thousands)





[PIE CHART OMITTED, PLOT POINTS FOLLOWS]





Asset-Backed and Other 30.6%


Mortgage-Backed 29.4%


Corporate Notes 20.3%


U.S. Treasuries 18.4%


Federal Agencies 1.3%




  *LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR
   THE SIX-MONTH, ONE-YEAR, FIVE-YEAR AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT FUNDS PEER GROUP CONSISTING OF 52, 52, 34 AND 15 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 **MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

***LESS THAN 0.01%

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE

BONDS AND NOTES -- 79.1%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 22.3%

U.S. Treasury Bonds
   4.50%    02/15/36             $   425,000   $   381,170(h)
   7.13%    02/15/23                 290,000       347,011(h)
   8.13%    08/15/19 - 08/15/21    1,725,000     2,196,185(h)
U.S. Treasury Notes
   4.13%    08/15/08                 230,000       225,490(h)
   4.88%    04/30/08 - 05/31/11   13,565,000    13,469,707(h)
   5.13%    05/15/16               7,955,000     7,946,329(h)
                                                24,565,892

FEDERAL AGENCIES -- 1.5%

Federal Farm Credit Bank
   3.75%    01/15/09                 670,000       643,670
Federal Home Loan Mortgage Corp.
   4.75%    12/08/10               1,065,000     1,033,224
                                                 1,676,894

AGENCY MORTGAGE BACKED -- 13.8%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35      307,986       279,492
   5.00%    07/01/35 - 10/01/35      513,393       479,883
   5.50%    05/01/20                  88,365        86,670
   6.00%    04/01/17 - 05/01/35    1,167,330     1,158,109
   6.50%    01/01/27 - 12/01/34      519,332       523,564
   7.00%    10/01/16 - 02/01/35      228,319       233,988
   7.50%    11/01/09 - 09/01/33       32,964        33,998
   8.00%    09/01/09 - 11/01/30       33,178        34,599
   8.50%    04/01/30 - 05/01/30       34,920        37,460
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19      315,795       291,626
   4.50%    05/01/18 - 12/01/34    1,826,211     1,717,893
   5.00%    03/01/34 - 08/01/35      662,809       620,466
   5.50%    12/01/13 - 08/01/33      890,496       868,870
   6.00%    06/01/14 - 07/01/35    2,042,094     2,015,981
   6.50%    03/01/15 - 02/01/35    2,593,000     2,611,927
   7.00%    03/01/15 - 05/01/35      852,516       873,226
   7.50%    12/01/09 - 03/01/34      265,047       273,705
   8.00%    12/01/12 - 11/01/33      195,993       206,781
   8.50%    05/01/31                   7,899         8,376
   9.00%    04/01/16 - 12/01/22       34,388        36,428
   5.00%    TBA                       25,000        24,070(b)
   5.50%    TBA                       53,000        50,897(b)
   6.00%    TBA                      285,000       285,980(b)
   6.50%    TBA                      329,000       330,645(b)
Government National Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34      593,179       545,132
   5.13%    11/20/22 - 12/20/24        8,795         8,836(g)
   5.38%    02/20/23 - 02/20/26       23,086        23,137(g)
   6.00%    04/15/27 - 06/15/35      605,658       601,841

                                   PRINCIPAL
                                      AMOUNT         VALUE

   6.50%    04/15/19 - 08/15/34  $   492,906   $   499,158
   7.00%    03/15/12 - 06/15/34      238,533       245,340
   7.50%    11/15/31 - 10/15/33       16,177        16,877
   8.00%    12/15/29 - 04/15/30        7,532         7,992
   8.50%    10/15/17                  29,807        31,772
   9.00%    11/15/16 - 12/15/21       70,278        76,188
                                                15,140,907

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%

Federal Home Loan Mortgage Corp.
   1.45%    10/15/18                 446,964        17,383(e,g)
   1.95%    12/15/30               1,156,622        51,686(e,g)
   3.33%    10/15/33                 235,000       163,997(g)
   4.11%    12/15/33                 150,000       111,399(g)
   4.50%    04/15/13 - 03/15/19      994,078       103,082(e)
   4.50%    05/15/17 - 11/15/19      350,000       321,148
   5.00%    01/15/11 - 08/01/35    7,057,771     1,430,981(e)
   5.00%    05/15/20 - 02/15/35    1,775,000     1,588,844
   5.50%    04/15/17 - 06/15/33      681,989       138,464(e)
   5.50%    10/15/34                 241,155       238,202
   6.50%    02/15/21                     326           325
   7.50%    01/15/16                  70,177        72,241
   7.50%    07/15/27                  18,318         3,996(e)
   8.00%    02/01/23 - 07/01/24        9,175         2,039(e)
   8.25%    06/01/26                  60,000        74,555(f,i)
   10.44%   09/25/43               2,190,158        29,133(c,e,g)
Federal Home Loan Mortgage STRIPS
   5.30%    08/01/27                   2,233         1,797(c,d)
Federal National Mortgage Assoc.
   1.18%    12/25/42                 153,909         3,463(e,g)
   1.68%    10/25/29                 593,144        27,506(e,g)
   1.78%    12/25/30                 586,947        23,247(e,g)
   2.18%    05/25/18               1,023,626        56,197(e,g)
   2.28%    09/25/42               1,633,115       105,642(e,g)
   2.33%    04/25/17 - 10/25/17    1,317,640        67,082(e,g)
   2.38%    08/25/16                 404,300        17,142(e,g)
   2.78%    06/25/42                 533,634        27,636(e,g)
   3.56%    09/25/31                 386,765       330,246(g)
   4.00%    02/25/28                  37,081        35,960
   4.50%    05/25/18                 173,771        17,649(e)
   4.50%    12/25/19                 125,000       110,567
   4.75%    11/25/14                 101,497         7,315(e)
   5.00%    02/25/11 - 02/25/32      289,604        30,035(e)
   5.00%    03/25/35                 175,000       154,906
   5.50%    07/25/34 - 02/25/35      485,092       478,816 f)
   5.75%    02/25/35                 250,000       247,948
   6.00%    12/25/34                 175,000       171,775
   6.50%    12/25/34                 102,300       103,190
   8.00%    07/25/14                 216,695       220,131
Federal National Mortgage
   Assoc. (Class 1)
   5.27%    11/01/34                 788,293       548,381(c,d)
Federal National Mortgage
   Assoc. (Class S)
   1.78%    02/25/31                 554,902        21,361(e,g)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13             $   392,363   $    17,233(e)
   4.90%    03/25/31                 544,205       506,715(g)
   5.00%    10/25/22                 153,156        26,929(e)
   7.00%    09/25/20                   1,157         1,158
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.39%    12/25/22                     602           487(c,d)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      14           208(e)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      13           403(e)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
   7.50%    11/01/23                  55,039        14,534(e)
   8.00%    08/01/23 - 07/01/24       19,283         4,443(e)
   8.50%    07/25/22                     938           216(e)
   9.00%    05/25/22                     607           154(e)
Vendee Mortgage Trust
   16.44%   05/15/33               1,500,187        46,881(c,e,g)
                                                 7,774,828

ASSET BACKED -- 1.5%
Bank One Issuance Trust
   3.59%    05/17/10                  85,000        83,066
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                 213,000       212,131
Capital One Master Trust (Class C)
   6.70%    06/15/11                 200,000       203,906(a,f)
Carmax Auto Owner Trust
   4.35%    03/15/10                 131,000       127,963
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.60%    02/25/33                  75,075        75,271(f,g)
   5.75%    05/25/32                  32,000        30,295(f)
Citibank Credit Card Issuance Trust
   4.45%    04/07/10                 274,000       267,694
Countrywide Asset-Backed
   Certificates
   5.75%    05/25/33                  30,840        30,887(f,g)
Countrywide Home Equity Loan
   Trust (Class A)
   5.43%    07/15/27                 116,246       116,248(f,g)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10                 146,000       142,132
Mid-State Trust
   7.54%    07/01/35                   2,968         3,032(f)
Peco Energy Transition Trust
   6.52%    12/31/10                 192,000       198,018(f)
Residential Asset Securities Corp.
   5.57%    07/25/32                  17,104        17,108(f,g)
Volkswagen Auto Lease Trust (Class A)
   3.94%    10/20/10                  88,000        86,330
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  77,000        76,064(f,g)
                                                 1,670,145

                                   PRINCIPAL
                                      AMOUNT         VALUE

CORPORATE NOTES -- 24.7%

Abbey National PLC
   7.95%    10/26/29             $   200,000   $   236,825(f)
Abbott Laboratories
   5.88%    05/15/16                 255,000       252,657
Air Jamaica Ltd.
   9.38%    07/08/15                 150,000       151,125(a,f)
Allegiance Corp.
   7.00%    10/15/26                 210,000       213,857(f)
Allied Waste North America
   7.25%    03/15/15                 350,000       334,250(f)
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 165,000       160,498(f)
Altria Group, Inc.
   7.20%    02/01/07                 125,000       125,632(f)
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                  90,000        84,273(f)
American General Corp.
   7.50%    08/11/10                 130,000       137,538(f)
Appalachian Power Co. (Series G)
   3.60%    05/15/08                 150,000       144,249(f)
Appalachian Power Co. (Series K)
   5.00%    06/01/17                 110,000        98,520(f)
Archer-Daniels-Midland Co.
   7.00%    02/01/31                 110,000       119,322(f)
Assurant, Inc.
   6.75%    02/15/34                 175,000       171,847(f)
AT&T, Inc.
   4.13%    09/15/09                 220,000       209,157
   5.88%    08/15/12                 110,000       108,972
BAC CAP TRUST V
   5.63%    03/08/35                 180,000       156,567(f)
Banco BMG S.A.
   9.15%    01/15/16                 115,000       112,700(a,f)
Banco Mercantil del Norte S.A.
   5.88%    02/17/14                 225,000       221,906(a,f,g)
Banco Santander Chile
   5.38%    12/09/14                 215,000       204,444(a,f)
BellSouth Corp.
   6.55%    06/15/34                 185,000       176,009(f)
BJ Services Co.
   5.75%    06/01/11                 165,000       163,407
BNP US Funding LLC (Series A)
   7.74%    12/31/49                  80,000        81,949(a,f,g)
Boyd Gaming Corp.
   7.13%    02/01/16                 145,000       140,106(f)
British Aerospace Finance, Inc.
   7.50%    07/01/27                 125,000       135,453(a,f)
British Telecommunications PLC
   8.38%    12/15/10                  65,000        71,330
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20                 100,000       117,951(f)
Campbell Soup Co.
   5.50%    03/15/07                 160,000       159,900(f)
Capital One Bank
   6.50%    06/13/13                  75,000        76,512(f)
Capital One Financial Corp.
   8.75%    02/01/07                 170,000       172,767(f)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

Carolina Power & Light Co.
   5.15%    04/01/15             $    80,000   $    75,322(f)
   5.70%    04/01/35                  45,000        40,775(f)
   6.13%    09/15/33                 235,000       226,141(f)
CCSA Finance Ltd.
   7.88%    05/17/16                 100,000        94,500(a)
Clear Channel Communications, Inc.
   4.63%    01/15/08                 255,000       249,428(f)
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 155,000       191,436(f)
Commonwealth Bank of Australia
   6.02%    03/29/49                 160,000       152,398(a)
Consumers Energy Co.
   5.15%    02/15/17                 125,000       113,453(f)
   5.80%    09/15/35                 110,000        98,671(f)
Corp Interamericana de
   Entretenimiento S.A.
   8.88%    06/14/15                 150,000       142,500(a,f)
Cosan S.A. Industria e Comercio
   8.25%    02/28/49                 140,000       126,000(a,f)
Cosipa Commercial Ltd.
   8.25%    06/14/16                 115,000       115,575(a)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                 100,000        99,885(f)
COX Communications, Inc.
   5.45%    12/15/14                 200,000       185,411(f)
Crown Americas LLC and Crown
   Americas Capital Corp.
   7.75%    11/15/15                 395,000       389,075(a,f)
CSX Transportation, Inc.
   9.75%    06/15/20                 105,000       136,096(f)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 110,000       106,517(f)
DBS Bank Ltd.
   5.00%    11/15/19                 235,000       214,094(a,f,g)
Detroit Edison Co. (Series B)
   5.45%    02/15/35                 190,000       162,498(f)
Deutsche Bank Capital
   Funding Trust VII
   5.63%    01/19/49                 100,000        92,614(a,f,g)
Dominion Resources, Inc.
   5.69%    05/15/08                 165,000       164,488(f,i)
Dominion Resources, Inc. (Series B)
   4.13%    02/15/08                 130,000       126,975(f)
Duke Capital LLC
   4.33%    11/16/06                 135,000       134,409(f)
   5.67%    08/15/14                  50,000        48,046(f)
Echostar DBS Corp.
   5.75%    10/01/08                 155,000       151,513(f)
   7.13%    02/01/16                 305,000       293,563(a,f)
El Paso Electric Co.
   6.00%    05/15/35                 165,000       148,465(f)
Enterprise Products Operating LP
   4.00%    10/15/07                 160,000       155,677(f)
EOP Operating LP (REIT)
   7.75%    11/15/07                 190,000       194,717(f)
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 225,000       228,942(f)

                                   PRINCIPAL
                                      AMOUNT         VALUE

Forest Oil Corp.
   8.00%    06/15/08             $   275,000   $   280,844
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                 220,000       219,210(f)
Freescale Semiconductor Inc.
   7.13%    07/15/14                 345,000       348,450
Georgia Power Co.
   4.88%    07/15/07                 200,000       198,803(f)
Goodrich Corp.
   7.10%    11/15/27                 185,000       194,401(f)
Greater Bay Bancorp
   5.25%    03/31/08                 265,000       261,811(f)
Grupo Gigante S.A. de C.V.
   8.75%    04/13/16                  40,000        37,600(a,h)
Grupo Televisa S.A.
   6.63%    03/18/25                 110,000       102,729
GS Caltex Corp.
   5.50%    10/15/15                 170,000       159,527(a,f)
GTE Corp.
   6.94%    04/15/28                 240,000       237,154(f)
Halliburton Co.
   8.75%    02/15/21                 150,000       183,928(f)
HJ Heinz Finance Co.
   6.75%    03/15/32                 115,000       112,976
Hopson Development Holdings Ltd.
   8.13%    11/09/12                 145,000       144,275(a,f)
HSBC Bank USA NA
   3.88%    09/15/09                 425,000       402,890(f)
HSBC Capital Funding LP (Series 1)
   9.55%    12/31/49                  65,000        72,841(a,f,g)
IBM Canada Credit Services Co.
   3.75%    11/30/07                  95,000        92,200(a,f)
ING Capital Funding TR III
   8.44%    12/29/49                  55,000        59,974(f,g)
ING Groep N.V.
   5.78%    12/29/49                 275,000       257,616(f,g)
International Business
   Machines Corp.
   3.80%    02/01/08                 115,000       112,065(f)
iStar Financial, Inc.
   4.88%    01/15/09                  55,000        53,712(f)
   7.00%    03/15/08                  40,000        40,635(f)
Kansas Gas & Electric
   5.65%    03/29/21                 105,000        98,293(f)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 110,000       100,703(f)
Kinder Morgan Energy Partners LP
   5.13%    11/15/14                 155,000       141,501(f)
Kraft Foods, Inc.
   5.25%    06/01/07                 100,000        99,517(f)
L-3 Communications Corp.
   6.38%    10/15/15                 165,000       157,575(f)
Laboratory Corp of
   America Holdings
   5.63%    12/15/15                 110,000       105,155(f)
Lyondell Chemical Co. (Series A)
   9.63%    05/01/07                 270,000       274,050(f)
MacDermid, Inc.
   9.13%    07/15/11                 410,000       428,450(f)




See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

Marsh & McLennon Companies, Inc.
   5.15%    09/15/10               $ 170,000   $   164,936(f)
Meritage Homes Corp.
   6.25%    03/15/15                 480,000       404,400(f)
Merrill Lynch & Company, Inc.
   6.05%    05/16/16                 185,000       183,786
MGM Mirage
   5.88%    02/27/14                 495,000       443,644(f)
Midamerican Energy Holdings Co.
   3.50%    05/15/08                 200,000       192,682(f)
   6.13%    04/01/36                 115,000       108,390(a,f)
Mohegan Tribal Gaming Authority
   8.00%    04/01/12                 270,000       274,388(f)
Motorola, Inc.
   4.61%    11/16/07                 135,000       133,057(f)
MUFG Capital Finance 1 Ltd.
   6.35%    07/25/49                 100,000        96,316(g)
National Power Corp.
   9.44%    08/23/11                 110,000       119,079(a,f,g)
NB Capital Trust IV
   8.25%    04/15/27                 110,000       115,178(f)
Nelnet, Inc.
   5.13%    06/01/10                 205,000       195,863(f)
New Cingular Wireless Services Inc.
   8.75%    03/01/31                 220,000       268,307(f)
News America, Inc.
   7.25%    05/18/18                 110,000       116,572(f)
Nextel Communications, Inc.
   (Series E)
   6.88%    10/31/13                 275,000       279,218(f)
Norfolk Southern Railway Co.
   9.75%    06/15/20                 170,000       222,204(f)
Northeast Utilities (Series B)
   3.30%    06/01/08                 235,000       224,019(f)
Northern States Power Co.
   6.25%    06/01/36                  65,000        64,507
Northrop Grumman Corp.
   4.08%    11/16/06                  70,000        69,600(f)
NorthWestern Corp.
   5.88%    11/01/14                  85,000        83,276
Ocean Energy, Inc.
   4.38%    10/01/07                  75,000        73,536(f)
Ohio Power Co. (Series E)
   6.60%    02/15/33                  65,000        65,352(f)
Owens Brockway Glass Container Inc.
   6.75%    12/01/14                 115,000       106,663(f)
Pacific Bell
   7.13%    03/15/26                  85,000        87,533
Pacific Gas & Electric Co.
   6.05%    03/01/34                  95,000        89,696(f)
PanAmSat Corp.
   9.00%    08/15/14                 320,000       324,800(f)
Pemex Finance Ltd.
   9.69%    08/15/09                 175,500       185,493(f)
Pemex Project Funding Master Trust
   6.13%    08/15/08                 265,000       264,560(f)
   7.38%    12/15/14                  30,000        31,213(f)
Pepco Holdings, Inc.
   5.86%    06/01/10                  45,000        45,119(f,g)

                                   PRINCIPAL
                                      AMOUNT         VALUE

Pioneer Natural Resources Co.
   6.88%    05/01/18             $   230,000   $   221,629
Plains All American Pipeline LP
   6.70%    05/15/36                 115,000       112,862(a)
Potomac Edison Co.
   5.35%    11/15/14                  95,000        90,745(f)
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 305,000       370,467(f)
Prudential Financial, Inc.
   5.90%    03/17/36                 115,000       104,897(f)
Puget Energy, Inc.
   3.36%    06/01/08                 125,000       119,257(f)
   5.48%    06/01/35                 110,000        95,541(f)
Quest Diagnostics Inc.
   6.75%    07/12/06                 115,000       115,018(f)
Qwest Corp.
   7.63%    06/15/15                 400,000       395,000(f)
Rabobank Capital Funding Trust
   5.25%    12/29/49                 130,000       119,092(a,g)
Reader's Digest Assoc, Inc.
   6.50%    03/01/11                 345,000       332,925
Reckson Operating
   Partnership LP (REIT)
   5.88%    08/15/14                 140,000       135,480(f)
Residential Capital Corp.
   6.13%    11/21/08                 245,000       241,742(f)
   6.90%    04/17/09                 170,000       169,991(a,g)
Resona Bank Ltd.
   5.85%    09/29/49                 215,000       200,030(a)
Rogers Cable Inc.
   5.50%    03/15/14                 250,000       221,875
Rouse Company LP/TRC
   Co-Issuer Inc. (REIT)
   6.75%    05/01/13                 165,000       160,694(a)
RSHB Capital S.A.
   7.18%    05/16/13                 145,000       143,731(a)
Safeco Capital Trust I (Series B)
   8.07%    07/15/37                 130,000       137,015
Simon Property Group LP (REIT)
   4.60%    06/15/10                 115,000       110,209
   4.88%    08/15/10                 150,000       144,549
Smith International, Inc.
   6.00%    06/15/16                 110,000       109,023
Southern Copper Corp.
   7.50%    07/27/35                 140,000       132,948
Sprint Capital Corp.
   6.00%    01/15/07                 290,000       290,389
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                 130,000       123,697(g)
Stewart Enterprises, Inc.
   6.25%    02/15/13                 350,000       318,938
Tampa Electric Co.
   6.55%    05/15/36                  55,000        54,666
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 125,000       120,414
   8.75%    01/31/16               1,500,000       123,056
TELUS Corp.
   7.50%    06/01/07                 220,000       223,251




See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT        VALUE

Tesoro Corp.
   6.25%    11/01/12             $    85,000   $    80,750(a)
The Kroger Co.
   6.80%    12/15/18                 110,000       110,560(f)
Thomson Corp.
   5.50%    08/15/35                 115,000        99,431
Time Warner Entertainment Co.
   8.38%    03/15/23 - 07/15/33      270,000       303,641
TuranAlem Finance BV
   7.75%    04/25/13                 100,000        97,125(a)
TXU Electric Delivery Co.
   5.00%    09/01/07                 115,000       113,750(f)
Tyson Foods, Inc.
   7.25%    10/01/06                   6,000         6,018
   8.25%    10/01/11                 220,000       233,466
United Overseas Bank Ltd.
   4.50%    07/02/13                 220,000       198,824(a)
Valero Energy Corp.
   3.50%    04/01/09                 180,000       169,478
Verizon Pennsylvania Inc.
   8.75%    08/15/31                 110,000       124,762(f)
Viacom, Inc.
   5.63%    05/01/07                 200,000       199,783
VTB Capital S.A.
   6.17%    09/21/07                 220,000       220,429(a,g)
Westar Energy, Inc.
   5.15%    01/01/17                  90,000        82,344
   7.13%    08/01/09                  60,000        61,743
Westfield Capital Corporation Limited
   4.38%    11/15/10                 175,000       165,120(a)
Weyerhaeuser Co.
   6.13%    03/15/07                  74,000        74,039
Williams Partners LP
   7.50%    06/15/11                 175,000       175,438(a)
Wisconsin Electric Power
   3.50%    12/01/07                 160,000       155,621
                                                27,122,632

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.5%

Banc of America Funding Corp.
   5.75%    03/20/36                  69,929        68,506(f,g)
   5.88%    02/20/36                 174,841       172,164(f,g)
Banc of America Mortgage
   Securities (Class B)
   5.39%    01/25/36                  74,877        71,965(f,g)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                  88,594        88,462(f)
Bear Stearns Commercial
   Mortgage Securities
   6.02%    02/14/31                 300,000       301,768(f)
CalSTRS Trust
   4.13%    11/20/12                 529,000       518,237(a,f)
Countrywide Alternative Loan Trust
   6.00%    03/25/36                  55,000        46,152
Countrywide Alternative Loan
   Trust (Class B)
   6.00%    05/25/36                  29,962        26,087

                                   PRINCIPAL
                                      AMOUNT        VALUE

Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
   5.50%    12/25/35             $    74,452   $    69,807(f)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36                  39,830        37,472(f,g)
Crusade Global Trust (Class A)
   5.59%    09/18/34                 151,341       151,622(f,g)
CS First Boston Mortgage
   Securities Corp.
   1.69%    03/15/35               3,704,291       152,503(a,f,g)
   5.33%    10/25/35                  74,566        68,708(f,g)
   5.63%    07/15/37               2,517,041        73,126(a,c,f,g)
   6.13%    04/15/37                 175,000       177,775(f)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                 141,914       143,398(f)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35                 335,832       339,703(f)
   6.47%    04/15/34                 159,000       163,034(f)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.60%    12/10/41               4,396,097       107,119(c,f,g)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                 301,000       294,031(f)
Indymac INDA Mortgage Loan Trust
   5.16%    01/25/36                  99,941        94,901(f,g)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                  99,941        96,944(f,g)
Indymac Index Mortgage
   Loan Trust
   5.41%    06/25/35                 118,382       114,946(f,g)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   1.29%    01/12/39               2,711,739       104,677(a,f,g)
   6.47%    11/15/35                 190,000       195,635(f)
JPMorgan Mortgage Trust
   5.41%    11/25/35                 255,340       247,166(f,g)
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27                 495,000       473,990(f,g)
   4.51%    12/15/29                 163,000       153,678(f)
   5.36%    03/15/34                 559,328         8,637(a,c,f,g)
   5.58%    01/18/12               3,432,304       102,587(c,f,g)
   6.23%    03/15/26                 130,000       131,638(f)
   6.65%    10/15/35                 832,115        35,566(a,c,f,g)
   7.61%    02/15/40               2,728,401        57,241(a,c,f,g)
   8.21%    03/15/36               3,234,704        90,093(a,c,f,g)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                 172,000       174,815(f)
   6.65%    11/15/27                 144,000       149,359(f)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  34,000        35,220(a,f)




See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

Master Alternative Loans Trust
   5.00%    08/25/18             $   206,530   $    32,335(e,f)
   6.50%    08/25/34 - 05/25/35      585,901       584,599(f)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                 153,822       153,822(f)
MLCC Mortgage Investors, Inc.
   5.40%    02/25/36                  59,996        58,208(f,g)
Morgan Stanley Capital I
   7.11%    04/15/33                 513,000       530,882(f)
Morgan Stanley Dean Witter Capital I
   5.03%    04/15/34                 497,636         9,914(a,c,f,g)
   5.20%    10/15/35                 772,261        14,705(a,c,f,g)
   7.20%    10/15/33                 199,000       207,785(f)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                 150,000       154,081(f)
   6.54%    02/15/31                  32,062        32,578(f)
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.45%    02/01/31                 368,283        15,077(a,f,g)
Nomura Asset Securities Corp.
   (Class A)
   6.59%    03/15/30                 500,000       506,631(f)
Residential Asset Securitization Trust
   6.00%    01/25/46                  24,907        21,241
Residential Funding Mortgage
   Security I
   5.75%    01/25/36                 199,308       187,121(f)
Wells Fargo Mortgage Backed
   Securities Trust
   5.00%    11/25/20                 205,823       199,494
   5.39%    08/25/35                 106,684       102,367(g)
   5.50%    01/25/36                 149,998       137,856
                                                 8,287,428

SOVEREIGN BONDS -- 0.7%

Government of Argentina
   4.89%    08/03/12                 145,000       120,640(g)
   8.28%    12/31/33                 161,312       143,590
Government of Bahamas
   6.63%    05/15/33                 125,000       133,621(a,f)
Government of Brazil
   12.50%   01/05/16                 280,000       126,464
Government of Peru
   8.38%    05/03/16                 145,000       156,600
Government of Turkey
   7.25%    03/15/15                  85,000        79,794
Government of Uruguay
   8.00%    11/18/22                  60,000        57,450
                                                   818,159

TOTAL BONDS AND NOTES
   (COST $91,466,217)                           87,056,885


                                  NUMBER OF
                                   CONTRACTS         VALUE

PURCHASED OPTIONS -- 0.0 %*
------------------------------- ------------------------------------------------


CALL OPTIONS
Euro Dollar Futures
   (COST $1,409)                          35    $      219


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 16.6%
--------------------------------------------------------------------------------

ASSET BACKED -- 9.2%

Bear Stearns Asset Backed
   Securities Inc.
   5.54%    11/25/35             $ 2,000,000     2,003,286(f,g)
Fleet Home Equity Loan
   Trust (Class A)
   5.52%    01/20/33                 445,998       446,545(f,g)
Ford Credit Floorplan Master Owner
   Trust (Class A)
   5.24%    07/15/09               2,500,000     2,498,200(g)
Residential Asset Mortgage
   Products, Inc.
   5.52%    04/25/35               5,000,000     5,008,236(f,g)
   5.65%    12/25/33                 110,602       110,881(f,g)
Residential Asset Mortgage
   Products, Inc. (Class A)
   5.60%    06/25/32                  60,864        60,897(f,g)
                                                10,128,045

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.4%

Bear Stearns Commercial Mortgage
   Securities (Class C)
   5.51%    08/03/14               1,000,000     1,000,000(a,f,g)
Granite Mortgages PLC (Class 1)
   4.78%    01/20/43                 860,888       862,223(f,g)
JPMorgan Alternative Loan Trust
   5.41%    08/25/36               3,000,000     3,000,000(g)
Puma Finance Ltd. (Class A)
   5.22%    10/11/34                 247,298       247,718(f,g)
Residential Accredit Loans, Inc.
   5.39%    06/25/36               3,000,000     3,000,000(g)
                                                 8,109,941

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $18,225,847)                           18,237,986


TOTAL INVESTMENT IN SECURITIES
   (COST $109,693,473)                         105,295,090





See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements

INCOME FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 25.6%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 18.5%

GEI Short Term Investment Fund
   6.93%                          20,367,210  $ 20,367,210(c,j)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 5.6%

GEI Short Term Investment Fund
   6.93%                           6,126,477     6,126,477(c,j)


                                  PRINCIPAL
                                     AMOUNT
----------------------------------------------------------

COMMERCIAL PAPER -- 1.5%

Merril Lynch & Co.
   5.26%    07/06/06              $1,700,000     1,698,758

TOTAL SHORT-TERM INVESTMENTS
   (COST $28,192,445)                           28,192,445


TOTAL INVESTMENTS
   (COST $137,885,918)                         133,487,535


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (21.3)%                              (23,492,761)
                                               ===========


NET ASSETS -- 100.0%                           $109,994,774
                                               ===========




OTHER INFORMATION
--------------------------------------------------------------------------------


The GEI Income Fund had the following written option contracts open at June 30, 2006 (unaudited):


                     EXPIRATION DATE/  NUMBER OF
CALL OPTIONS           STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------

Euro Dollar Futures
   (Written Option
   Premium $342)     July 06 / 95.00        35       $(219)


The GEI Income Fund had the following long futures contracts open at June 30, 2006 (unaudited):


                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE    DEPRECIATION
---------------------------------------------------------------

Euro Dollar
   Futures     September 2006    20   $4,721,000    $    945
U.S. Treasury
   Notes 5 Yr.
   Futures     September 2006    45    4,653,281     (25,202)
U.S. Treasury
   Notes 10 Yr.
   Futures     September 2006    10    1,048,594      (7,371)
                                                  -----------
                                                    $(31,628)
                                                  ===========




See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $7,558,416 or 6.87% of net assets for the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)  Coupon amount represents effective yield.

(d) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f) At June 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(h)  All or a portion of the security is out on loan.

(i)  Step coupon bond. Security becomes interest bearing at a future date.

(j) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+    Percentages are based on net assets as of June 30, 2006.



Abbreviations:

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

STRIPS   Separate Trading of Registered Interest and Principal of Security

TBA      To Be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated


INCOME FUND

                                                    6/30/06+     12/31/05     12/31/04      12/31/03    12/31/02      12/31/01
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --            --          --        1/3/95
Net asset value, beginning of period ..............   $11.84       $12.25       $12.61        $12.93      $12.26        $11.99
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................     0.30         0.61         0.55          0.51        0.37          0.60
   Net realized and unrealized
      gains/(losses) on investments ...............    (0.35)       (0.36)       (0.12)        (0.04)       0.84          0.29
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...........    (0.05)        0.25         0.43          0.47        1.21          0.89
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       --         0.61         0.57          0.56        0.38          0.62
   Net realized gains .............................       --         0.05         0.22          0.23        0.16            --
   Return of capital ..............................       --         0.00(b)        --            --          --            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       --         0.66         0.79          0.79        0.54          0.62
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $11.79       $11.84       $12.25        $12.61      $12.93        $12.26
==============================================================================================================================
TOTAL RETURN (A) ..................................  (0.42)%        2.04%        3.42%         3.60%       9.89%         7.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $109,995     $116,558     $135,172      $189,318    $220,800      $117,740
   Ratios to average net assets:
      Net investment income* ......................    5.06%        4.49%        3.82%         3.24%       3.79%         5.39%
      Expenses* ...................................    0.60%        0.60%        0.59%         0.55%       0.53%         0.55%
   Portfolio turnover rate ........................     123%         311%         343%          419%        385%          278%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.
(b) Less than $0.01 per share.
*   Annualized for periods less than one year.
+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                                                                 INCOME
                                                                                                                  FUND
-----------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $109,693,473) ..........................................    $105,295,090
   Short-term Investments (at amortized cost) .........................................................       1,698,758
   Short-term affiliated investments (at amortized cost) ..............................................      26,493,687
   Foreign cash (cost $227,202) .......................................................................         227,483
   Receivable for investments sold ....................................................................         449,096
   Income receivables .................................................................................       1,018,399
   Receivable for fund shares sold ....................................................................         192,349
   Variation margin receivable ........................................................................          16,225
-----------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ...................................................................................     135,391,087
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ...........................................................      24,364,463
   Payable for investments purchased ..................................................................       1,013,960
   Payable for fund shares redeemed ...................................................................           2,303
   Payable to GEAM ....................................................................................          15,368
   Options written, at market (premium received $342) .................................................             219
-----------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ..............................................................................      25,396,313
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................................    $109,994,774
=======================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ....................................................................................     114,720,546
   Undistributed (distribution in excess of) net investment income ....................................       2,759,182
   Accumulated net realized gain (loss) ...............................................................      (3,055,148)
   Net unrealized appreciation/(depreciation) on:
       Investments ....................................................................................      (4,398,383)
       Futures ........................................................................................         (31,628)
       Written options ................................................................................             123
       Foreign currency related transactions ..........................................................              82
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................................    $109,994,774
=======================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) .....................................       9,327,477
Net asset value per share .............................................................................          $11.79

* Includes $23,806,908 of securities on loan.

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                                                 INCOME
                                                                                                                  FUND
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend .......................................................................................   $        3,907
      Interest* ......................................................................................        2,615,348
      Interest from affliated investments ............................................................          480,596
-----------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .....................................................................................        3,099,851
-----------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ...............................................................          276,173
      Custody and accounting expenses ................................................................           33,935
      Professional fees ..............................................................................            8,942
      Trustee's fees .................................................................................            1,751
      Registration expenses ..........................................................................              431
      Transfer agent .................................................................................              110
      Other expenses .................................................................................            7,616
-----------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ...................................................................................          328,958
-----------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .....................................................................        2,770,893
=======================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .................................................................................       (1,587,061)
         Futures .....................................................................................          (69,566)
         Written options .............................................................................           (6,223)
         Foreign currency transactions ...............................................................           (1,481)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .................................................................................       (1,531,797)
         Futures .....................................................................................          (29,346)
         Written options .............................................................................              123
         Foreign currency transactions ...............................................................               82
-----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments .........................................       (3,225,269)
-----------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................      $  (454,376)
=======================================================================================================================


* Income attributable to security lending, net of rebate expenses, was $275.



See Notes to Financial Statements.

Statements of
Changes in Net Assets


                                                                                                         INCOME
                                                                                                          FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006      DECEMBER 31,
                                                                                             (UNAUDITED)           2005
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ....................................................  $    2,770,893      $    5,667,191
     Net realized gain (loss) on investments, futures, written options
       and foreign currency transactions ..............................................      (1,664,331)         (1,131,629)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign currency translation ......      (1,560,938)         (1,964,504)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..........................................        (454,376)          2,571,058
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................................              --          (5,660,155)
     Net realized gains ...............................................................              --            (471,683)
     Return of capital ................................................................              --             (28,414)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................................              --          (6,160,252)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ................        (454,376)         (3,589,194)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       5,408,662           4,387,459
     Value of distributions reinvested ................................................              --           6,160,341
     Cost of shares redeemed ..........................................................     (11,517,686)        (25,572,505)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..................................      (6,109,024)        (15,024,705)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................      (6,563,400)        (18,613,899)

NET ASSETS
   Beginning of period ................................................................     116,558,174         135,172,073
---------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $109,994,774        $116,558,174
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ........  $    2,759,182    $        (11,711)
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................................         457,838             354,588
     Issued for distributions reinvested ..............................................              --             520,299
     Shares redeemed ..................................................................        (971,970)         (2,069,626)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................................................        (514,132)         (1,194,739)
---------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:


                Cost of                     Gross Tax                 Gross Tax            Net Tax Appreciation/
            Investments for                Unrealized                 Unrealized               (Depreciation)
            Tax Purposes                  Appreciation               Depreciation              on Investments
----------------------------------------------------------------------------------------------------------------

            $137,965,372                    $194,918                 $(4,672,974)               $(4,478,056)




As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                  Amount                Expires
-----------------------------------------------
                $1,055,894             12/31/13

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:


                  Capital              Currency
-----------------------------------------------
                 $257,409               $11,711

The tax composition of distributions paid during the year ended December 31, 2005 was as follows:


                   Long-Term
      Ordinary      Capital       Return of
       Income         Gains        Capital        Total
---------------------------------------------------------
     $6,053,503      $78,335       $28,414     $6,160,252

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3. LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally,

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .50%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ended June 30, 2006, $1,003 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)




5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:


                 Purchases               Sales
-------------------------------------------------

               $131,926,366          $136,375,741


OPTIONS During the period ended June 30, 2006, the following option contracts were written:


                             Number of
                            of Contracts          Premium
----------------------------------------------------------

Balance as of
  December 31, 2005                --            $    --

Written                           135              5,169
Closed and Expired               (100)            (4,827)
----------------------------------------------------------
Balance as of
  June 30, 2006                    35            $   342
----------------------------------------------------------

SECURITY LENDING At June 30, 2006, the Fund participated in securities lending:


                  Loaned
              securities at              Cash
               market value           collateral
-------------------------------------------------

                $23,995,919           $24,364,463

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------




NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------



INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900




The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.





[LOGO OMITTED]

GE Investments Funds, Inc.

Money Market Fund



Semi-Annual Report

JUNE 30, 2006


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Money Market Fund                                                       Contents
--------------------------------------------------------------------------------


NOTES TO PERFORMANCE .....................................................   1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................   2

NOTES TO SCHEDULE OF INVESTMENTS .........................................   6

FINANCIAL STATEMENTS

     Financial Highlights ................................................   7

     Statement of Assets and Liabilities .................................   8

     Statement of Operations .............................................   9

     Statements of Changes in Net Assets .................................  10

     Notes to Financial Statements .......................................  11

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ............................  15

ADDITIONAL INFORMATION ...................................................  18

INVESTMENT TEAM ..........................................................  21


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Money Market Fund
--------------------------------------------------------------------------------

                                                                             Q&A

DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MONEY MARKET FUND. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER - SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002.


Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30, 2006, the Money Market Fund returned 2.14%. The 90-day Treasury Bill, the Fund's benchmark, returned 2.28% and the Fund's Lipper peer group of 110 Money Market funds returned an average of 2.05% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND THE FUND'S PERFORMANCE?

A. Portfolio positioning with respect to average maturity was a large contributor to Fund performance in the first half of 2006. As short rates were pushed higher by the Federal Reserve's continued policy of hiking the Fed funds target, we kept the average maturity of the fund shorter than that of the benchmark to take advantage of reinvesting at higher rates.

Q. DESCRIBE WHAT HAPPENED IN THE US ECONOMY DURING THE SIX-MONTH PERIOD ENDING JUNE 30, 2006?

A. Economic growth in the U.S. slowed decidedly in the second quarter, after a very strong 5.6% growth rate in the first quarter. With the increase in interest rates across the yield curve, the primary focus has been the impact on the U.S. housing market, which has fueled much of our growth in recent years. Indeed, there is justified cause for concern about housing. Despite an increase in new home sales, month-over-month in May, sales volume of both new and existing homes are down from year-ago levels. Market participants fear that a significant decline in home prices and rising energy costs will force retrenchment by the American consumer.

    Despite a slowing in economic growth, inflation pressures did not appear to be receding. High prices at the gas pump plagued consumers. Housing costs, which make up a large component of consumer inflation statistics through owner equivalent rent levels, had risen. Commodity prices remained above year-ago levels despite falling off a bit most recently. Utilization rates were back above pre-2001 levels.

    The combination of slowing growth and rising inflation had investors playing the guessing game on future Fed moves. This game has always been a favorite pastime of bond investors, but with a new Fed chairman in the mix, the second quarter had been enjoyable to watch. In April, after a 25 basis point hike in fed funds to 4.75%, FOMC comments led market thinking toward a move in May to 5% and then pausing in June. The Fed did, in fact, raise rates again in May to 5%, but a more hawkish tone regarding inflation in its statement and subsequent comments by various Fed members, including the chairman, left many investors believing the committee would continue rate hikes in June and beyond. The committee did follow up in June with another hike of 25 basis points to 5.25% while reiterating that future rate decisions will be data dependant.


[Photo of Donald J. Duncan omitted]

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2006 - JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                              ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                              THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                               THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                              1,000.00                         1,021.42                          2.49
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                          1,000.00                         1,022.08                          2.50
------------------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.50% (FROM PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

** ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 2.14%.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                             Money
                           Market Fund            90-Day T-Bill

06/01/96                   $10,000.00              $10,000.00
12/96                       10,272.81               10,257.54
12/97                       10,828.41               10,790.93
12/98                       11,398.00               11,319.68
12/99                       11,968.18               11,860.15
12/00                       12,714.50               12,572.39
12/01                       13,221.32               13,007.65
12/02                       13,417.63               13,219.75
12/03                       13,522.39               13,355.52
12/04                       13,650.22               13,542.18
12/05                       14,031.60               13,977.80
6/06                        14,332.10               14,297.00


Money Market Fund (ending value $14,332)
90-Day T-Bill (ending value $14,297)

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------
                                     Six         One       Five        Ten
                                   Months       Year       Year       Year
--------------------------------------------------------------------------------
Money Market Fund                   2.14%       3.84%      1.92%      3.66%
--------------------------------------------------------------------------------
90 Day T-Bill                       2.28%       4.16%      2.17%      3.64%
--------------------------------------------------------------------------------
Lipper peer group average*          2.05%       3.68%      1.79%      3.51%
--------------------------------------------------------------------------------
Inception date                     7/1/85
--------------------------------------------------------------------------------


FUND YIELD AT JUNE 30, 2006
--------------------------------------------------------------------------------
                                  FUND             IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                     4.71%+                 4.48%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                   4.82%                  4.59%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

 + THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
   REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2006.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
   FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET FUNDS PEER GROUP CONSISTING OF 110, 110, 91 AND 69 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

MONEY MARKET FUND

Portfolio Composition based on a Market Value of $324,759
(in thousands) as of June 30, 2006

[Pie chart omitted -- plot points are as follows:]

Commercial Paper               37.3%
Repurchase Agreements          24.8%
Certificates of Deposit        17.0%
Corporate Notes                12.2%
U.S. Governments                8.6%
Time Deposit                    0.1%

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.0%+
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 8.6%
U.S. Agencies Federal Home
Loan Mortgage Corp.
   3.80%    07/12/06             $11,380,000 $  11,380,000
   5.50%    07/03/07               6,490,000     6,490,000
Federal Home Loan Mortgage
   Discount Notes
   5.12%    01/18/07              10,510,000    10,220,704(a)
                                                28,090,704

COMMERCIAL PAPER -- 37.3%
Abbey National PLC
   5.04%    07/03/06              11,350,000    11,346,822
AIG Funding Inc.
   5.05%    07/14/06              12,140,000    12,117,861
Bank of Nova Scotia
   5.14%    07/14/06              12,380,000    12,357,021
Bank of America Corp.
   5.16%    08/08/06              11,840,000    11,775,512
Barclays PLC
   5.13%    08/07/06              11,000,000    10,942,059
Bear Stearns Companies
   5.09%    11/07/06               7,000,000     6,872,326
   5.10%    11/14/06               3,430,000     3,363,915
Citigroup Inc.
   5.24%    08/14/06              12,570,000    12,489,496
Credit Suisse First Boston
   5.25%    07/24/06              12,660,000    12,617,536
ING Group
   5.26%    07/28/06              12,870,000    12,819,228
Merril Lynch & Co.
   5.20%    07/24/06              12,640,000    12,598,007
UBS AG
   5.27%    07/03/06               1,780,000     1,779,479
                                               121,079,262

                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 24.8%

Barclays
  5.15% dated 06/30/06, $16,216,957
  to be received on 07/03/06,
  collateralized by $16,534,884
  U.S. Government Agency Bond,
  Zero Coupon, maturing
  04/03/07                       $16,210,000  $ 16,210,000
Morgan Stanley Group, Inc.
  5.15% dated 06/30/06, $48,020,600
  to be received on 07/03/06,
  collateralized by $49,009,967
  Resolution Funding Corporation
  Bonds, Zero Coupon, maturing
  07/15/20 - 01/15/30             48,000,000    48,000,000
UBS
  5.25% dated 06/30/06, $16,216,957
  to be received on 07/03/06,
  collateralized by $16,534,957
  U.S. Government Agency Bond,
  Zero Coupon, maturing
  02/01/34                        16,210,000    16,210,000
                                                80,420,000

CORPORATE NOTES -- 12.2%
American Express Credit Corp.
   5.23%    07/05/07               6,940,000     6,944,319(c)
Canadian Imperial Bank
   5.28%    07/23/07              10,580,000    10,580,000(c)
Morgan Stanley Group, Inc.
   5.15%    07/03/07              11,130,000    11,130,000(c)
Societe Generale
   5.29%    10/31/06              11,050,000    11,049,460(c)
                                                39,703,779

TIME DEPOSIT -- 0.1%
State Street Corp.
   4.85%    07/03/06                 155,397       155,397(b)

CERTIFICATES OF DEPOSIT -- 17.0%
BNP Paribas
   5.11%    08/15/06              10,390,000    10,390,000
Calyon
   5.34%    05/04/07              10,430,000    10,430,000
Fortis Bank
   5.08%    07/05/06              11,770,000    11,770,000
Toronto-Dominion Bank
   5.03%    07/17/06              10,060,000    10,060,000
Wells Fargo Bank
   5.22%    07/21/06              12,660,000    12,660,000
                                                55,310,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $324,759,142)                         324,759,142


OTHER ASSETS AND LIABILITIES,
   NET -- 0.0%*                                     82,601
                                               -----------
NET ASSETS -- 100.0%                           324,841,743
                                               ===========


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Coupon amount represents effective yield.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

*   Less than 0.1%

+   Percentages are based on net assets as of June 30, 2006.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MONEY MARKET FUND

                                                6/30/06+     12/31/05     12/31/04     12/31/03      12/31/02     12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --            --           --           --            --       7/1/85
Net asset value, beginning of period ..........    $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................     0.02         0.03         0.01         0.01          0.01         0.04
   Net realized and unrealized
      gains on investments ....................      --            --           --         0.00(b)       0.00(b)      0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .......     0.02         0.03         0.01         0.01          0.01         0.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................     0.02         0.03         0.01         0.01          0.01         0.04
   Return of capital ..........................       --         0.00(b)        --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.02         0.03         0.01         0.01          0.01         0.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................    $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................     2.14%        2.79%        0.95%        0.78%         1.48%        3.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ... $324,842     $250,149     $278,703     $392,533      $685,353     $712,156
   Ratios to average net assets:
      Net investment income* ..................     4.25%        2.74%        0.92%        0.80%         1.46%        3.80%
      Net expenses* ...........................     0.50%        0.49%        0.47%        0.43%         0.40%        0.34%
      Gross expenses ..........................     0.50%        0.49%        0.47%        0.43%         0.40%        0.42%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.

(b)  Less than $0.01 per share.

*    Annualized for periods less than one year.

+    Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                                    MONEY
                                                                                   MARKET
                                                                                    FUND
------------------------------------------------------------------------------------------------
ASSETS
   Short-term Investments (at amortized cost) ................................  $324,759,142
   Income receivables ........................................................       462,753
   Receivable for fund shares sold ...........................................       105,589
------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................................  325,327,484
------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed ..........................................       366,010
   Payable to GEAM ...........................................................       119,604
   Other liabilities .........................................................           127
------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................................       485,741
------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................  $324,841,743
------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................................   324,938,149
   Undistributed (distribution in excess of) net investment income ...........       (32,537)
   Accumulated net realized gain (loss) ......................................       (63,869)
------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................  $324,841,743
------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) ............   324,980,151
Net asset value per share ....................................................         $1.00


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                    MONEY
                                                                                   MARKET
                                                                                    FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest ..............................................................   $6,201,067
------------------------------------------------------------------------------------------------
    TOTAL INCOME ............................................................    6,201,067
------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ......................................      598,328
      Professional fees .....................................................       20,069
      Custody and accounting expenses .......................................       16,049
      Trustee's fees ........................................................        3,972
      Registration expenses .................................................          969
      Transfer agent ........................................................          109
      Other expenses ........................................................       10,935
------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..........................................................      650,431
------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ............................................    5,550,636
------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $5,550,636
------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                           MONEY
                                                                                                          MARKET
                                                                                                            FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED         YEAR ENDED
                                                                                          JUNE 30, 2006          DECEMBER 31,
                                                                                            (UNAUDITED)              2005
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..................................................     $  5,550,636            $  7,726,824
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ........................................        5,550,636               7,726,824
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..........................................................       (5,583,173)             (7,736,548)
     Net realized gains .............................................................               --                      --
     Return of capital ..............................................................               --                 (42,984)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..............................................................       (5,583,173)             (7,779,532)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ..............          (32,537)                (52,708)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...................................................      129,893,843             199,487,509
     Value of distributions reinvested ..............................................        5,583,187               7,752,316
     Cost of shares redeemed ........................................................      (60,751,295)           (235,741,886)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ...............................       74,725,735             (28,502,061)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................................       74,693,198             (28,554,769)

NET ASSETS
   Beginning of period ..............................................................      250,148,545             278,703,314
------------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................................................     $324,841,743            $250,148,545
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT  INCOME, END OF PERIOD .....     $    (32,537)           $         --
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ....................................................................      129,893,843             199,487,510
     Issued for distributions reinvested ............................................        5,583,187               7,752,316
     Shares redeemed ................................................................      (60,751,295)           (235,741,886)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............................................       74,725,735             (28,502,060)
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:

---------------------------------------------------------------------------------------
                                                                         Net Tax
     Cost of             Gross Tax                 Gross Tax            Appreciation/
 Investments for         Unrealized                Unrealized          (Depreciation)
  Tax Purposes          Appreciation              Depreciation         on Investments
---------------------------------------------------------------------------------------
  $324,759,142             $ --                      $ --                 $ --

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------

                  $63,869              12/31/10

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid during the year ended December 31, 2005 was as follows:


                              Long-Term
        Ordinary               Capital           Return of
         Income                 Gains             Capital              Total
--------------------------------------------------------------------------------

       $7,736,548               $ --              $42,984           $7,779,532

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                              Annualized based on
                                            average daily net assets
--------------------------------------------------------------------------------
                                     Average Daily                 Advisory and
                                      Net Assets                  Administration
                                        of Fund                        Fees
--------------------------------------------------------------------------------
Money Market Fund             First $100 million                      .50%
                              Next $100 million                       .45%
                              Next $100 million                       .40%
                              Next $100 million                       .35%
                              Over $400 million                       .30%

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $1,832 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since
1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated


BOARD OF DIRECTORS

Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY

Matthew J. Simpson


TREASURER

Scott H. Rhodes


ASSISTANT TREASURER

Christopher M. Isaacs


DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL
POSITIONS AS OF JUNE 30, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.




[GE logo omitted]

GE Investments Funds, Inc.

Real Estate Securities Fund


Semi-Annual Report

JUNE 30, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Real Estate Securities Fund                                          Contents
-----------------------------------------------------------------------------


NOTES TO PERFORMANCE ...................................................   1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .............................   2

NOTES TO SCHEDULE OF INVESTMENTS .......................................   7

FINANCIAL STATEMENTS

     Financial Highlights ..............................................   8

     Statement of Assets and Liabilities ...............................   9

     Statement of Operations ...........................................  10

     Statements of Changes in Net Assets ...............................  11

     Notes to Financial Statements .....................................  12

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ..........................  16

ADDITIONAL INFORMATION .................................................  20

INVESTMENT TEAM ........................................................  23



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Wilshire Real Estate Securities Index (Wilshire RES) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The Wilshire RES Index is a market capitalization-weighted index comprised of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). NAREIT Equity Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Real Estate Securities Fund
--------------------------------------------------------------------------------

URDANG SECURITIES MANAGEMENT, INC. (URDANG) IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. URDANG IS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL MANAGEMENT, INC. (URDANG CAPITAL). URDANG CAPITAL IS WHOLLY OWNED BY THE BANK OF NEW YORK COMPANY, INC. (BANK OF NEW YORK) AND OPERATES AS PART OF BANK OF NEW YORK'S ASSET MANAGEMENT DIVISION. AS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL, URDANG IS A SECOND TIER SUBSIDIARY OF BANK OF NEW YORK. URDANG IS A REGISTERED INVESTMENT ADVISER THAT WAS FORMED IN 1995 TO FOCUS EXCLUSIVELY ON OPPORTUNITIES IN THE REAL ESTATE SECURITIES MARKET, INCLUDING PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (REITS). AS OF DECEMBER 31, 2005, URDANG MANAGED ACCOUNTS INVESTED IN PUBLICLY-TRADED REAL ESTATE SECURITIES WITH ASSETS IN THE AGGREGATE TOTALING APPROXIMATELY $1.8 BILLION.

THE REAL ESTATE SECURITIES FUND IS CO-MANAGED BY TODD BRIDDELL, CFA, DEAN FRANKEL, CFA AND PETER ZABIEREK, CFA.

TODD BRIDDELL IS A MANAGING DIRECTOR OF REAL ESTATE SECURITIES AND SERVES AS SENIOR PORTFOLIO MANAGER TO THE FUND. HE CO-FOUNDED URDANG SECURITIES MANAGEMENT IN 1995 AND HAS 14 YEARS OF REAL ESTATE INDUSTRY EXPERIENCE.

DEAN FRANKEL JOINED THE FIRM IN 1997 AND IS A PORTFOLIO MANAGER. HE MANAGES THE FIRM'S PROPRIETARY RESEARCH EFFORT AND OVERSEES THE FIRM'S TRADING ACTIVITIES.

PETER ZABIEREK IS A PORTFOLIO MANAGER. PRIOR TO JOINING URDANG IN JANUARY 2003, HE WAS EMPLOYED BY MORGAN STANLEY AS A SENIOR EQUITY RESEARCH ASSOCIATE FROM 2002. FROM 1998 THROUGH 2001, MR. ZABIEREK WAS AN ASSOCIATE FOR SALOMON SMITH BARNEY IN ITS REAL ESTATE INVESTMENT BANKING DIVISION.


Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?

A. For the six-month period ended June 30,2006, the Real Estate Securities Fund returned 11.56%. The NAREIT Equity Index, the Fund's benchmark, returned 12.92%, and the Fund's Lipper peer group of 52 Real Estate funds returned an average of 13.19% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. After a brisk start in the first quarter of 2006, U.S. REITs began to face strong headwinds just before the start of the second quarter. Despite choppy trading since mid-March, REITs ended the first half up 12.92% well ahead of other equity market benchmarks. Through June 30, the Dow Jones Industrial Average was up 5.22%, the S&P 500 was up 2.71%, and the Nasdaq Composite was down 1.08%. Signs of a domestic slowdown became more evident in the second quarter as recent economic indicators have been quite bearish on the whole. Although manufacturing growth, retail sales growth, and job growth have remained slightly positive, the Consumer Confidence Index and the Index of Leading Economic Indicators remain markedly negative on the near-term future of the U.S. economy. In addition, inflation and gas prices have been increasing steadily.

    Earnings reports for the first half have been strong and indicate that earnings growth for 2006 is expected to be in the high single digits. At the private level, asset sales continue to support REIT pricing, and historically, real estate has proved to be an appropriate hedge during inflationary times. At the halfway point in 2006, the REITs have outperformed the S&P 500 by over a thousand basis points, heightening the possibility that the REITs will beat the broader equity market for the seventh consecutive calendar year.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Sector performance was mixed. The best absolute performance came from hotel, apartment, office, and diversified REITs. All of these sectors posted positive returns. Weaker stock performance came from the retail, health care, self-storage, industrial, and specialty sectors, all of which posted negative returns. Relative to the index, the Fund's overweights to apartments and hotel and underweights to health care, retail and specialty contributed positively to performance, while stock selection in the office REIT space was the primary drag.

                                                                             Q&A


    The top performing stocks for the quarter in the portfolio include Highland Hospitality, Starwood Hotels and Resorts, Equity Office Properties, Highwoods Properties, and SL Green Realty with returns that ranged from 8.48% to 12.26%. The bottom performing stocks include Equity Lifestyle, Digital Realty Trust, Strategic Hotel Capital, Kimco Realty Corp, and Reckson Associates with returns that ranged from -8.2 to -11.7%.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. In the second quarter of 2006, the portfolio management team adjusted some property sector weightings to reflect changes in the macroeconomic environment, valuation, and fundamental operations. We maintained our over weight in multifamily REITs and hotels due to strong operating results and the fact that shorter leasing terms provide inflation protection. We also traded in some multifamily stocks that had outperformed for stocks with, in our view, better valuations. We moved our office weight from a neutral weight to an over weight because of growing landlord pricing power and attractive valuations. We also made some changes to our office and office/industrial portfolio, focusing a bit more on markets with strong office fundamentals such as New York City's midtown and southern California. On the other hand, we reduced our weight in industrial from overweight to neutral because short development lag may mute potential rent increases. We maintained our underweight in malls, shopping centers, health care and self-storage.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2006 - JUNE 30, 2006

---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,115.63                           4.71
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.22                           4.41
---------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.88% (FROM
   PERIOD JANUARY 1, 2006 - JUNE 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 WAS 11.56%.

Real Estate Securities Fund                                          (unaudited)
--------------------------------------------------------------------------------



CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                              REAL ESTATE               WILSHIRE RES                NAREIT EQUITY
                            SECURITIES FUND                INDEX                       INDEX
6/96                          $  10000.00               $  10000.00                $   10000.00
12/96                            12736.89                  12537.74                    12662.65
12/97                            15219.82                  15020.00                    15228.12
12/98                            12528.23                  12402.68                    12562.87
12/99                            12500.99                  12007.46                    11982.47
12/00                            16568.96                  15671.91                    15141.69
12/01                            18530.30                  17290.60                    17251.36
12/02                            18280.91                  17738.11                    17910.50
12/03                            25128.51                  24314.36                    24561.34
12/04                            33242.47                  32795.54                    32317.19
12/05                            37158.84                  37330.62                    36247.88
06/06                            41455.33                  42622.21                    40929.79




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2006

--------------------------------------------------------------------------------------------------

                                      SIX              ONE               FIVE              TEN
                                    MONTHS            YEAR               YEAR             YEAR
---------------------------------------------------------------------------------------------------
Real Estate Securities Fund         11.56%           19.04%             18.35%           15.28%
---------------------------------------------------------------------------------------------------
Wilshire RES Index                  14.17%           21.87%             19.89%           15.60%
---------------------------------------------------------------------------------------------------
NAREIT Equity Index*                12.92%           19.06%             19.39%           15.13%
---------------------------------------------------------------------------------------------------
Lipper peer group average**         13.19%           20.92%             19.54%           15.28%
---------------------------------------------------------------------------------------------------
Inception date                      5/1/95
---------------------------------------------------------------------------------------------------

            Real Estate Securities Fund (ending value $41,455)
            Wilshire RES Index (ending value $42,622)
            NAREIT Equity Index (ending value $40,930)

INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal market conditions.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2006
as a % of Market Value
================================================
Simon Property Group, Inc.                 6.81%
------------------------------------------------
Prologis                                   5.89%
------------------------------------------------
AvalonBoy Communities, Inc.                5.38%
------------------------------------------------
Vornado Realty Trust                       4.86%
------------------------------------------------
Boston Properties, Inc.                    4.49%
------------------------------------------------
Essex Property Trust, Inc.                 3.80%
------------------------------------------------
Kimco Realty Co.                           3.72%
------------------------------------------------
Alexandria Real Estate Equities, Inc.      3.61%
------------------------------------------------
Archstone-Smith Trust                      3.38%
------------------------------------------------
Equity Office Properties Trust             3.15%
================================================

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $145,787 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]



Office 22.5%
Multifamily 21.4%
Regional Malls 11.3%
Shopping Centers 10.1%
Hotel 9.3%
Industrial 7.4%
Diversified 6.5%
Self Storage 3.6%
Freestanding 1.8%
Office/Industrial 1.5%
Specialty 1.4%
Short-Term 1.3%
Man. Homes 1.0%
Net Leased 0.5%
Healthcare 0.4%



 * EFFECTIVE APRIL 1, 2006, THE NAREIT EQUITY INDEX REPLACED THE WILSHIRE RES INDEX AS THE BENCHMARK USED TO MEASURE THE FUND'S PERFORMANCE.
** LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
   FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE REAL ESTATE FUNDS PEER GROUP CONSISTING OF 52, 52, 26 AND 6 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES        VALUE

COMMON STOCK (REIT) -- 95.5%+
--------------------------------------------------------------------------------

DIVERSIFIED -- 6.5%
Cousins Properties, Inc.              79,150  $  2,448,110
Vornado Realty Trust                  72,570     7,079,203
                                                 9,527,313

FREESTANDING -- 1.9%
Realty Income Corp.                  122,760     2,688,444

HEALTHCARE -- 0.4%
Windrose Medical Properties Trust     40,890       596,994

HOTEL -- 6.3%
Highland Hospitality Corp.            40,840       575,027
Host Marriott Corp.                  201,408     4,404,793
Strategic Hotels & Resorts, Inc.      71,050     1,473,577
Sunstone Hotel Investors, Inc.        96,560     2,806,034
                                                 9,259,431

INDUSTRIAL -- 7.4%
AMB Property Corp.                    22,000     1,112,100
First Potomac Realty Trust            37,370     1,113,252
Prologis                             164,700     8,584,164
                                                10,809,516

MAN. HOMES -- 1.0%
Equity Lifestyle Properties, Inc.     32,340     1,417,462

MULTIFAMILY -- 21.3%
American Campus
   Communities, Inc.                  27,870       692,570
Apartment Investment &
   Management Co. (Class A)           77,950     3,386,927
Archstone-Smith Trust                 96,957     4,932,203
AvalonBay Communities, Inc.           70,870     7,839,639
Camden Property Trust                 41,250     3,033,937
Equity Residential                    63,070     2,821,121
Essex Property Trust, Inc.            49,610     5,539,453
Post Properties, Inc.                 41,380     1,876,169
United Dominion Realty Trust, Inc.    37,310     1,045,053
                                                31,167,072

NET LEASED -- 0.5%
Spirit Finance Corp.                  69,160       778,742

OFFICE -- 22.5%
Alexandria Real Estate
   Equities, Inc.                     59,350     5,263,158
Boston Properties, Inc.               72,450     6,549,480
Corporate Office Properties
   Trust SBI MD                       68,380     2,877,430
Equity Office Properties Trust       125,740     4,590,767
Highwoods Properties, Inc.            80,710     2,920,088
Kilroy Realty Corp.                   40,880     2,953,580


                                      NUMBER
                                   OF SHARES         VALUE



Reckson Associates Realty Corp.       99,280  $  4,108,206
SL Green Realty Corp.                 32,430     3,550,112
                                                32,812,821

OFFICE/INDUSTRIAL -- 1.5%
Liberty Property Trust                50,650     2,238,730

REGIONAL MALLS -- 11.3%
General Growth Properties, Inc.       64,010     2,884,291
Simon Property Group, Inc.           119,770     9,933,724
Taubman Centers, Inc.                 73,980     3,025,782
The Mills Corp.                       24,070       643,873
                                                16,487,670

SELF STORAGE -- 3.5%
Extra Space Storage, Inc.            103,770     1,685,225
Public Storage, Inc.                  39,290     2,982,111
U-Store-It Trust                      26,590       501,487
                                                 5,168,823

SHOPPING CENTERS -- 10.0%
Federal Realty Investment Trust       57,870     4,050,900
Kimco Realty Corp.                   148,690     5,425,698
Pan Pacific Retail Properties, Inc.   35,840     2,486,221
Regency Centers Corp.                 43,200     2,684,880
                                                14,647,699

SPECIALTY -- 1.4%
Entertainment Properties Trust        17,660       760,263
Digital Realty Trust, Inc.            52,340     1,292,275
                                                 2,052,538

TOTAL COMMON STOCK (REIT)
   (COST $116,755,082)                         139,653,255


--------------------------------------------------------------------------------
COMMON STOCK -- 2.9%
--------------------------------------------------------------------------------


HOTEL -- 2.9%
Starwood Hotels & Resorts Worldwide, Inc.
   (COST $3,671,284)                  70,380     4,246,729


TOTAL INVESTMENTS IN SECURITIES
   (COST $120,426,366)                         143,899,984


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   6.93%
   (COST $1,887,345)               1,887,345     1,887,345(a,b)


TOTAL INVESTMENTS
   (COST $122,313,711)                         145,787,329


OTHER ASSETS AND LIABILITIES,
   NET-- 0.3%                                      467,654
                                              ------------

NET ASSETS-- 100.0%                           $146,254,983
                                              ============


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Coupon amount represents effective yield.

(b) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2006.

Abbreviations:

REIT Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------




REAL ESTATE SECURITIES FUND

                                                6/30/06+        12/31/05       12/31/04    12/31/03       12/31/02     12/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --              --             --          --             --       5/1/95
Net asset value, beginning of period              $19.20          $19.54         $16.78      $13.14         $14.78       $13.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.27            0.70           0.65        0.50           0.80         0.64
   Net realized and unrealized
      gains/(losses) on investments                 1.95            1.62           4.76        4.42         (1.01)         1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS      2.22            2.32           5.41        4.92         (0.21)         1.64
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                              --            0.75           0.52        0.41           0.66         0.53
   Net realized gains                                 --            1.91           2.13        0.87           0.77         0.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   --            2.66           2.65        1.28           1.43         0.68
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $21.42          $19.20         $19.54      $16.78         $13.14       $14.78
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                  11.56%          11.78%         32.29%      37.38%        (1.35)%       11.84%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)     $146,255        $143,801       $146,221     $98,294        $70,164      $87,306
   Ratios to average net assets:
      Net investment income*                       2.49%           3.21%          4.15%       4.65%          4.81%        5.05%
      Expenses*                                    0.88%           0.89%          0.90%       0.89%          0.89%        0.90%
   Portfolio turnover rate                           57%             52%            78%         52%            90%          49%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.
*   Annualized for periods less than one year.
+   Unaudited.


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2006 (UNAUDITED)

                                                                             REAL ESATE
                                                                             SECURITIES
                                                                                FUND
------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $120,426,366) ............. $143,899,984
   Short-term affiliated investments (at amortized cost) ................    1,887,345
   Receivable for investments sold ......................................      547,879
   Income receivables ...................................................      569,197
------------------------------------------------------------------------------------------
       TOTAL ASSETS .....................................................  146,904,405
------------------------------------------------------------------------------------------

LIABILITIES
   Payable for investments purchased ....................................      509,794
   Payable for fund shares redeemed .....................................       37,793
   Payable to GEAM ......................................................      101,835
------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ................................................      649,422
------------------------------------------------------------------------------------------
NET ASSETS .............................................................. $146,254,983
------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ......................................................  101,132,901
   Undistributed (distribution in excess of) net investment income ......    1,929,519
   Accumulated net realized gain (loss) .................................   19,718,945
   Net unrealized appreciation/(depreciation) on:
       Investments ......................................................   23,473,618
------------------------------------------------------------------------------------------
NET ASSETS .............................................................. $146,254,983
------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) .......    6,828,011
Net asset value per share ...............................................       $21.42



See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                        REAL ESATE
                                                                        SECURITIES
                                                                           FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ....................................................... $ 2,291,822
      Interest .......................................................      80,016
      Interest from affliated investments ............................      93,251
-------------------------------------------------------------------------------------
    TOTAL INCOME .....................................................   2,465,089
-------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ...............................     612,631
      Custody and accounting expenses ................................      12,887
      Professional fees ..............................................      10,467
      Trustee's fees .................................................       2,013
      Registration expenses ..........................................         442
      Transfer agent .................................................          86
      Other expenses .................................................       6,307
-------------------------------------------------------------------------------------
    TOTAL EXPENSES ...................................................     644,833
-------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) .....................................   1,820,256
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .................................................  15,209,544

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .................................................  (1,067,086)
-------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments .........  14,142,458
-------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .. $15,962,714
-------------------------------------------------------------------------------------


See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                  REAL ESTATE
                                                                                                  SECURITIES
                                                                                                     FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                                   JUNE 30, 2006                DECEMBER 31,
                                                                                    (UNAUDITED)                     2005
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............................................... $   1,820,256               $   4,570,571
     Net realized gain (loss) on investments, futures, written options
       and foreign currency transactions .........................................    15,209,544                  14,590,401
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign currency translation .    (1,067,086)                 (3,889,363)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....................................    15,962,714                  15,271,609
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................................................            --                  (4,983,011)
     Net realized gains ..........................................................            --                 (12,622,830)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................            --                 (17,605,841)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ...........    15,962,714                  (2,334,232)
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ................................................     3,647,373                  13,870,109
     Value of distributions reinvested ...........................................            --                  17,605,807
     Cost of shares redeemed .....................................................   (17,156,024)                (31,561,870)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .............................   (13,508,651)                    (85,954)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................     2,454,063                  (2,420,186)

NET ASSETS
   Beginning of period ...........................................................   143,800,920                 146,221,106
-----------------------------------------------------------------------------------------------------------------------------
   End of period ................................................................. $ 146,254,983               $ 143,800,920
=============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ... $   1,929,519               $     109,263
-----------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold .................................................................       173,005                     692,127
     Issued for distributions reinvested .........................................          --                       910,802
     Shares redeemed .............................................................      (834,378)                 (1,596,846)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........................................      (661,373)                      6,083
=============================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2006, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

REAL ESTATE INVESTMENT TRUSTS Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2006, information on the tax components of capital is as follows:



                   Cost of                 Gross Tax                  Gross Tax             Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
-----------------------------------------------------------------------------------------------------------------
                $122,128,783              $25,340,923                $(1,868,055)               $23,472,868

As of December 31, 2005, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


           Ordinary          Long-Term
            Income         Capital Gains      Total
------------------------------------------------------
          $6,858,021        $10,747,820    $17,605,841

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or

Notes to Financial Statements                          June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended June 30, 2006.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:


                    Annualized based on
                  average daily net assets
--------------------------------------------------
           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
--------------------------------------------------
        First $100 million               .85%
         Next $100 million               .80%
         Over $200 million               .75%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2006, $1,032 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. ("Urdang") is the Sub-Adviser to the Real Estate Securities Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:


   Purchases         Sales
-----------------------------

 $ 80,982,766    $ 91,421,498

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") and the Fund's sub-advisory agreement with Seneca Capital Management, L.L.C. ("Seneca"), at meetings held on December 9 and December 16, 2005. Due to changes occurring with respect to the business leadership of Seneca, the Fund Board also reviewed at the December 16, 2005 meeting a proposal by GEAM to complete a process of identifying a suitable replacement for Seneca as sub-adviser to the Fund. The changes necessitating this proposal related to the announcement that Gail Seneca, Managing Partner and Chief Investment Officer of Seneca, would be leaving her firm at the end of 2005. Because Ms. Seneca was responsible for positioning the real estate securities strategy utilized by the Fund as a core aspect of Seneca's investment management business, her impending departure raised questions about the continued emphasis of this strategy in Seneca's future business plans. Consequently, on January 26, 2006, the Board, including the independent members, considered and unanimously approved a new sub-advisory agreement with the replacement sub-adviser, Urdang Securities Management, Inc. ("Urdang").

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board, including the independent members, considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-advisers at the Board's request. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, including information that was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed agreements and approvals with management of GEAM and with experienced legal counsel who is independent of GEAM and the Fund. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed approvals. In addition, the independent Board members discussed the proposed approvals in private sessions with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present.

In advance of the meetings, and in response to their requests, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management , in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meetings, the Board members received from each sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request , which included substantial exhibits and other materials related to the business of, and services provided by each sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. At the meeting held on December 16, 2005, the Board members discussed in detail the process by which GEAM had selected Urdang as the proposed replacement sub-adviser. During the meetings, the Board members also had an opportunity to hear presentations by representatives of each sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to the agreements and approvals, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and Seneca, and the Board members, including the independent members, concurred that GEAM and Seneca provide high quality advisory and administrative services to the Fund. The Board members reviewed the anticipated services to be provided by Urdang, and concurred that Urdang was capable of providing high quality investment

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


sub-advisory services to the Fund because of the apparent quality of its research, analysis, investment discipline and other services, such as securities trading.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-advisers' activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by Seneca, the Board members focused on Seneca's favorable attributes relating to its investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, including research capabilities, and its favorable history and reputation.

In connection of their consideration of the anticipated services to be provided by Urdang, the Board members specifically considered a number of Urdang's favorable attributes, including an investment philosophy oriented toward long-term, risk adjusted performance, the processes used for selecting investments, selecting brokers and for compliance activities, the quality of the investment professionals employed by Urdang and the stability of its organization.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and Seneca were of a high quality and had benefited the Fund, and that the anticipated services to be provided by Urdang would be of high quality and would stand to benefit the Fund as well.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members, including the independent members, considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. In connection with their consideration of Urdang's capabilities, the Board members, including the independent members, reviewed composite performance information presented by Urdang with respect to client accounts managed in a style similar to which it proposed to manage the Fund. The Board members also reviewed comparisons of Urdang's composite performance with relevant securities indexes and other comparable peer group funds with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each sub-adviser about their investment processes, focusing on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed or to be employed by each sub-adviser, and the likely market cycles for their investment styles. The Board members, including the independent members, considered and discussed the relative underperformance of the Fund in certain periods in light of Seneca's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Funds' performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board members believed was most relevant. They also concluded that Urdang's performance with respect to other client accounts managed similarly to the Fund was positive.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-advisers. The Board members reviewed the information they had requested from GEAM and Seneca concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and Seneca for various past periods. The Board members considered the profit margin

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by Seneca in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and Seneca should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and Seneca from their relationship with the Fund was not unreasonable or excessive.

At the request of the Board members, Urdang provided information concerning the anticipated range of profitability for the services to be provided to the Fund by Urdang under its proposed sub-advisory agreement. The Board members reviewed Urdang's assumptions used in preparing this data. Urdang stated its belief that its employee compensation levels and anticipated profit margins are consistent with other investment managers and are reasonable and sufficiently high to ensure the long-term financial stability of Urdang. The Board members, including the independent members, determined that Urdang should be entitled to earn a reasonable level of profits for the services to be provided under the proposed sub-advisory agreement and, based on their review, concluded that the proposed sub-advisory fee and anticipated level of profitability to Urdang were not unreasonable or excessive on the basis of the information presented. The Board, including the independent members, also noted that retaining Urdang would not result in an increase in cost to the shareholders of the Fund since Urdang is paid by GEAM and not by the Fund directly.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment . The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure.

In connection with their consideration of the proposed sub-advisory fee to be paid to Urdang, the Board members, including the independent members, determined that economies of scale should not factor heavily into their decision as to whether to retain Urdang as the Fund's sub-adviser, because of the relatively small size of the Fund. Additionally, the Board considered the fact that, since Urdang's fee is paid by GEAM out of its own resources and not from the assets of the Fund, economies of scale would be generally less important for approval of a sub-advisory agreement than it would for approval of the investment advisory agreement with GEAM. The Board members, including the independent members, did recognize, however, that above the $100 million asset level, Urdang's fee incorporates a breakpoint scale reduction as assets increase. In light of this and in conjunction with a similar breakpoint scale reduction that occurs with respect to the fee charged by GEAM to the Fund, the Board and the independent members concluded that Urdang's fee would reflect the effect of economies of scale for the benefit of Fund investors.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


COMPARISON OF SERVICES TO BE RENDERED AND
FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to comparable mutual fund client accounts managed by Seneca and Urdang and with respect to other client accounts managed by Urdang in a similar style to that of the Fund. Urdang also provided comparative fee information with respect to the fees charged by other managers to funds with investment objectives similar to that of the Fund, including one comparison that involved an investment sub-advisory fee arrangement. In addition, the Board members, including the independent members, considered the fact that to the extent the average daily net assets of the Fund exceed $100 million in any month, GEAM would pay less to Urdang (and therefore retain more of its management fee) under the proposed sub-advisory agreement with Urdang than it is required to pay under the sub-advisory agreement with Seneca. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided or to be provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-advisers, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM and the sub-advisers, and that the Fund represents only a small portion of the assets managed by each.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant , the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement with GEAM was in the best interests of the Fund and its shareholders, that renewal of the sub-advisory agreement with Seneca, until such time as a suitable replacement sub-adviser is identified and approved, was in the best interest of the shareholders of the Fund, and that the approval of the proposed sub-advisory agreement with Urdang was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.




INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------




NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    60

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    70

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------



INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) John H. Myers, CHIEF EXECUTIVE OFFICER (RETIRED FROM ALL POSITIONS AS OF JUNE 30, 2006)
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

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

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

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

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.



[GE LOGO OMITTED]

ITEM 2. CODE OF ETHICS.

Applicable only to an annual filing.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.


ITEM 5. Audit Committee of Listed Registrants

Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
	 INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  September 05, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  September 05, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  September 05, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.